SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☑  Definitive Proxy Statement
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☐  Soliciting Material Under Rule 14a-12

PHILLIPS-VAN HEUSEN CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PHILLIPS-VAN HEUSEN CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of PHILLIPS-VAN HEUSEN CORPORATION (the “Company”), a Delaware corporation, will be held at The Graduate Center – City University of New York, 365 Fifth Avenue, Proshansky Auditorium, Concourse Level, New York, New York, on Thursday, June 23, 2011, at 10:00 a.m., for the following purposes:

(1)	to elect 13 directors of the Company to serve for a term of one year;

(2)	to consider and act upon an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “PVH Corp.”;

(3)	to consider and act upon a proposal to approve the material terms of the Company’s 2006 Stock Incentive Plan;

(4)	to consider and act upon an advisory resolution on the Company’s executive compensation;

(5)	to consider and act upon a resolution regarding the frequency of future advisory votes on the Company’s executive compensation;

(6)	to ratify the appointment of auditors for the Company to serve for the current fiscal year; and

(7)	to consider and act upon such other matters as may properly come before the meeting.

Only stockholders of record at the close of business on April 26, 2011 are entitled to vote at the meeting.

Attendance at the meeting will be limited to holders of record as of the record date of the Company’s Common Stock or their proxies, beneficial owners having evidence of ownership and guests of the Company. If you hold stock through a bank or broker, a copy of an account statement from your bank or broker as of the record date will suffice as evidence of ownership. Attendees also must present a picture ID to be admitted to the meeting.

You are requested to fill in, date and sign the enclosed proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope.

By order of the Board of Directors,

Mark D. Fischer
Secretary

New York, New York
May 11, 2011

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

PHILLIPS-VAN HEUSEN CORPORATION

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
June 23, 2011

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHILLIPS-VAN HEUSEN CORPORATION to be used at the Annual Meeting of Stockholders, which will be held at The Graduate Center - City University of New York, 365 Fifth Avenue, Proshansky Auditorium, Concourse Level, New York, New York, on Thursday, June 23, 2011, at 10:00 a.m., and at any adjournments thereof.

Our principal executive offices are located at 200 Madison Avenue, New York, New York 10016-3903. The approximate date on which this Proxy Statement and the enclosed proxy card were first sent or given to stockholders was May 11, 2011.

Disclosures in this Proxy Statement generally pertain to matters related to our most recently completed fiscal year, which ended on January 30, 2011. References herein to “2010” refer to that fiscal year, as the fiscal year commenced in calendar 2010. Similarly, references to “2009,” “2011,” “2012” and “2013” are to our fiscal years that commenced or will commence in the referenced calendar year.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 23, 2011

Our Annual Report to Stockholders for our fiscal year ended January 30, 2011, this Proxy Statement and all other proxy materials are available at http://www.pvhannualmeetingmaterials.com.

VOTING INFORMATION

Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later dated proxy. Beneficial owners of our Common Stock who are not holders of record and wish to revoke their proxy should contact their bank, brokerage firm or other custodian, nominee or fiduciary to inquire about how to revoke their proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Shares will be voted FOR the election of all of the nominees for director with respect to item (1) of the attached Notice of Annual Meeting of Stockholders, FOR the proposals set forth in items (2), (3), (4) and (6) of the Notice, and for future advisory votes on executive compensation to take place ANNUALLY with respect to item (5) of the Notice, if no directions are given in a valid proxy.

Stockholders vote at the meeting by casting ballots (in person or by proxy), which are tabulated by one or more inspectors of elections. Abstentions and broker “non votes” are included in the determination of the number of shares present at the meeting for quorum purposes. Abstentions will have the same effect as negative votes, except that abstentions will have no effect on the election of directors because directors are elected by a plurality of the votes cast. Abstentions also will have no effect on the resolution regarding the frequency of future advisory votes on the Company’s executive compensation, both because the number of choices means that no one option may receive a majority of the votes and the vote is only advisory, so the choice that receives the most votes does not need to be implemented. Broker “non votes” are not counted in the tabulations of the votes cast on proposals presented to stockholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker “non vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Banks, brokers and other nominees have discretionary voting power with respect to the ratification of the appointment of our auditor and the proposal to amend our Certificate of Incorporation, as these proposals are considered to be “routine” matters under New York Stock Exchange rules. Under New York Stock Exchange rules, brokers do not have discretionary voting power with respect to the election of directors, the proposal to approve the material terms of our 2006 Stock Incentive Plan, the advisory proposal on our executive compensation and the advisory proposal regarding the frequency of future stockholder advisory votes on our executive compensation. Because brokers cannot vote on certain matters, we encourage all beneficial owners to vote their shares.

Common stockholders of record at the close of business on April 26, 2011, the record date set by the Board of Directors for the 2011 Annual Meeting of Stockholders, will be entitled to one vote for each share of our Common Stock then held. The holders of our Series A convertible preferred stock on the record date will be entitled to vote with the holders of our Common Stock on an as-converted basis. As of such date, there were 67,342,363 shares of Common Stock outstanding and our Series A convertible preferred stock was convertible into 4,189,360 shares of Common Stock. The Series A convertible preferred stock was sold by us in connection with our financing of our May 2010 acquisition of Tommy Hilfiger B.V. and certain related companies. We refer to the companies acquired as “Tommy Hilfiger”, collectively, and to the acquisition as the “Tommy Hilfiger acquisition.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

5% Stockholders

The following table presents certain information with respect to the persons who are known by us to be the beneficial owners of more than five percent of each class of our voting stock as of the record date for the meeting. The information in the table is provided as if our Series A convertible preferred stock had been converted on the record date, as the holders of such stock are generally entitled to vote with the holders of our Common Stock on an as-converted basis.

The persons listed below have advised us that they have sole voting and investment power with respect to the shares listed as owned by them, except as otherwise indicated.

	Amount
Name and Address of	Beneficially	Percent of
Beneficial Owner	Owned	Class

FMR LLC[1]	10,055,218	14.1
82 Devonshire Street Boston,
MA 02109
Apax affiliates[2]	5,463,435	7.6
Prudential Financial, Inc.[3]	5,062,590	7.1
751 Broad Street Newark,
NJ 07102-3777
Jennison Associates LLC[4]	5,034,243	7.0
466 Lexington Avenue
New York, NY 10017
BlackRock, Inc.[5]	3,720,958	5.2
40 East 52nd Street
New York, NY 10022
LNK Partners affiliates[6]	2,094,680	2.9
81 Main Street White Plains,
NY 10601
MSD Brand Investments, LLC[7]	2,094,680	2.9
645 Fifth Avenue
New York, NY 10022

[1]	Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 9,948,407 shares of our Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment

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Company Act of 1940 and their related funds. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, such investment companies and such funds, each has power to dispose of these 9,948,407 shares. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares, which are owned directly by the referenced funds. The power to vote the shares resides with the applicable fund’s Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the fund’s Board of Trustees. Strategic Advisers, Inc., 82 Devonshire Street, Boston, MA 02109, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, provides investment advisory services to individuals. As such, FMR LLC’s beneficial ownership includes 51 shares of our Common Stock, beneficially owned through Strategic Advisers, Inc. Pyramis Global Advisors, LLC (“PGALLC”), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 99,760 shares of our Common Stock as a result of its serving as investment adviser to institutional accounts, non-U.S. mutual funds, or investment companies registered under Section 8 of the Investment Company Act of 1940 owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each has dispositive power over 99,760 shares and sole power to vote or to direct the voting of 99,760 shares of our Common Stock owned by the institutional accounts or funds advised by PGALLC as reported above. FIL Limited (“FIL”), Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL, which is a qualified institution under section 240.13d-1(b)(1)(ii), is the beneficial owner of 7,000 shares of our Common Stock. Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock with the right to cast approximately 39% of the total votes which may be cast by all holders of FIL voting stock. Information (other than percentage ownership) reported on the table and in this footnote is based on the Statement of Beneficial Ownership on Schedule 13G/A filed by FMR LLC on February 14, 2011 with the Securities and Exchange Commission (which we refer to as the “SEC”).

[2]	Tommy Hilfiger Holding S.à.r.l. (“THH Sarl”) acquired beneficial ownership of the 5,463,435 shares of Common Stock reported on the table as owned by the “Apax affiliates” (the “THH Sarl Shares”) in connection with our acquisition of Tommy Hilfiger. The THH Sarl Shares were received in exchange for the shares of Tommy Hilfiger that THH Sarl beneficially owned prior to the acquisition. Apax WW Nominees Ltd. holds approximately 60.18% of the interests in THH Sarl, directly or indirectly, as nominee for Apax Europe VI-A, L.P. and Apax Europe VI-1, L.P. (collectively, the “Apax Europe Funds”). Apax US VII, L.P. holds approximately 19.64% of the interests in THH Sarl.

Apax Europe VI GP L.P. Inc. is the general partner of each of the Apax Europe Funds and Apax Europe VI GP Co. Limited is the general partner of Apax Europe VI GP L.P. Inc. Apax Partners Europe Managers Ltd. has been appointed by Apax Europe VI GP L.P. Inc. as discretionary investment manager of the investments of the Apax Europe Funds.

Apax US VII GP, L.P. is the general partner of Apax US VII, L.P. and Apax US VII GP, Ltd. is the general partner of Apax US VII GP, L.P. John F. Megrue, the Chief Executive Officer of Apax Partners, L.P., owns 100% of the equity interests of Apax US VII GP, Ltd.

Following the closing of our acquisition of Tommy Hilfiger, THH Sarl was placed into voluntary liquidation, with Nova Liquidator Ltd. (the “Liquidator”) serving as the liquidator managing the voluntary liquidation of THH Sarl. The THH Sarl Shares will be distributed to the holders of interests of THH Sarl pursuant to the voluntary liquidation in accordance with instructions from the Liquidator.

The principal office of THH Sarl is located at 41, Boulevard du Prince Henri, L-1724 Luxembourg. The registered office address of the Liquidator is 3rd floor, Geneva Place, Waterfront Drive, PO Box 3175, Road Town, Tortola, British Virgin Islands. The ultimate beneficial owner of the Liquidator is Alain Steichen, a partner at Bonn Schmitt Steichen, a legal firm, the principal office address of which is 22-24, rives de Clausen L-1265 Luxembourg. The registered office address of each of Apax US VII, L.P., Apax US VII GP, L.P. and Apax US VII GP, Ltd. is P.O. Box 908GT, George Town, Grand Cayman, KY1-9002, Cayman Islands. The registered office address of each of Apax Europe VI-A, L.P., Apax Europe VI-1, L.P., Apax Europe VI GP L.P. Inc. and Apax Europe VI GP Co. Limited is Third Floor Royal Bank Place, 1 Glategny Esplanade, St. Peter Port, Guernsey GY1 2HJ. The principal office address of Apax Partners Europe Managers Ltd, is 33 Jermyn Street, London, SW1Y 6DN. The principal office address of John F. Megrue is 601 Lexington Avenue, 53rd Floor, New York, New York 10022.

Each of Apax US VII, L.P., Apax US VII GP, L.P., Apax US VII GP, Ltd., Mr. Megrue, the Apax Europe Funds, Apax Europe VI GP L.P. Inc., Apax Europe VI GP Co. Limited and Apax Europe Managers Ltd, as a result of the relationships described in the foregoing paragraphs, may be deemed to have or share beneficial ownership of the THH Sarl Shares. In addition, the Liquidator, as a result of its ability to instruct the voting or disposition of the THH Sarl Shares in its role as liquidator managing the liquidation of THH Sarl, may be deemed to have or share beneficial ownership of such shares of Common Stock. We refer to this group as the “Apax affiliates.” Information (other than percentage ownership) reported on the table and in this footnote is based on the Statement of Beneficial Ownership on Schedule 13D filed by the Apax affiliates on May 17, 2010 with the SEC.

[3]	Prudential Financial, Inc. (“Prudential”), a parent holding company in accordance with Rule 13d-1(b)(1)(ii)(G) under the Securities Exchange Act of 1934 (which we refer to as the “Exchange Act”), may be deemed to be the beneficial owner of 5,062,590 shares of our Common Stock, including 82,059 shares with respect to which it has sole voting power and sole dispositive power,

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1,160,881 shares with respect to which it has shared voting power and 4,980,531 shares of which it has shared dispositive power. Information (other than percentage ownership) reported on the table and in this footnote is as of December 31, 2010 and is based on the Statement of Beneficial Ownership on Schedule 13G filed by Prudential on February 8, 2011 with the SEC.

[4]	Jennison Associates LLC (“Jennison”), an Investment Adviser in accordance with Rule 13d-1(b)(1)(ii)(E) under the Exchange Act, furnishes investment advice to several investment companies, insurance separate accounts, and institutional clients (“Managed Portfolios”). As a result of its role as investment adviser of the Managed Portfolios, Jennison may be deemed to be the beneficial owner of the shares of our Common Stock held by such Managed Portfolios. Jennison may be deemed to be the beneficial owner of 5,034,243 shares of our Common Stock, including 3,570,172 shares with respect to which it has sole voting power and as to all 5,034,243 of which it has shared dispositive power. 100% of the equity interests of Jennison are indirectly owned by Prudential. As a result, Prudential may be deemed to have the power to exercise or to direct the exercise of such voting and/or dispositive power that Jennison may have with respect to our Common Stock held by the Managed Portfolios. Information (other than percentage ownership) reported on the table and in this footnote is as of December 31, 2010 and is based on the Statement of Beneficial Ownership on Schedule 13G filed by Jennison on February 11, 2011 with the SEC.

[5]	BlackRock, Inc., a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) under the Exchange Act, may be deemed to be the beneficial owner of 3,720,958 shares of Common Stock. Information (other than percentage ownership) reported on the table and in this footnote is as of December 31, 2010 and is based on the Statement of Beneficial Ownership on Schedule 13G filed by BlackRock, Inc. on February 8, 2011 with the SEC.

[6]	LNK GenPar, L.P. is the general partner of each of LNK Partners, L.P. and LNK Partners (Parallel), L.P. LNK MGP, LLC is the sole general partner of LNK GenPar, L.P. and, accordingly, the ultimate general partner of LNK Partners, L.P. and LNK Partners (Parallel), L.P. LNK Partners, L.P. owns 3,724.59 shares, or 46.6%, of our Series A convertible preferred stock and LNK Partners (Parallel), L.P. owns 275.41 shares, or 3.4%, of our Series A convertible preferred stock. The shares of Series A convertible preferred stock owned by LNK Partners, L.P. and LNK Partners (Parallel), L.P. are currently convertible into an aggregate of 2,094,680 shares of our Common Stock and generally can be voted with the Common Stock on an as-converted basis. LNK GenPar, L.P., LNK MGP, LLC and David A. Landau, the President and sole managing member of LNK MGP, LLC, may be deemed to beneficially own the shares of Series A convertible preferred stock owned by each of LNK Partners, L.P. and LNK Partners (Parallel), L.P., as well as the shares of Common Stock into which they may be converted. We refer collectively to the foregoing entities controlled by Mr. Landau as “LNK Partners.”

[7]	MSD Brand Investments, LLC (which we refer to in this Proxy Statement as “MSD Brand”) owns 4,000 shares, or 50% of our Series A convertible preferred stock. The shares of Series A convertible preferred stock owned by MSD Brand are currently convertible into 2,094,680 shares of our Common Stock and generally can be voted with the Common Stock on an as-converted basis. MSD Capital, L.P., the sole manager of MSD Brand, may be deemed to beneficially own the shares of Series A convertible preferred stock owned by MSD Brand, as well as the shares of Common Stock into which they may be converted.

Directors, Nominees for Director and Executive Officers

The following table presents certain information with respect to each class of our voting stock beneficially owned as of April 26, 2011 by the following persons:

•	each of our directors;

•	each of the nominees for director;

•	our Chief Executive Officer, our Chief Financial Officer and our four most highly compensated executive officers with respect to our most recently completed fiscal year, other than our Chief Executive Officer and Chief Financial Officer; and

•	our directors, the nominees for director and our executive officers, as a group.

The information in the table is provided as if our Series A convertible preferred stock had been converted on the record date, as the holders of such stock are generally entitled to vote with the holders of our Common Stock on an as-converted basis. See discussion under “Voting Securities.”

Each of the persons named below has sole voting and investment power with respect to the shares listed as owned by him or her except as otherwise indicated below.

	Amount
	Beneficially	Percent of
	Owned[1]	Class

Mary Baglivo	9,035	*
Emanuel Chirico	914,763	1.3
Edward H. Cohen	59,188	*
Francis K. Duane	69,860	*
Juan R. Figuereo	0	—
Joseph B. Fuller	74,300	*
Fred Gehring[2]	2,002,295	2.8
Margaret L. Jenkins	5,605	*
David A. Landau[3]	2,094,680	2.9
Bruce Maggin	64,804	*
V. James Marino	9,585	*
Paul Thomas Murry	22,995	*
Henry Nasella	20,000	*
Rita M. Rodriguez	28,585	*
Craig Rydin	12,220	*
Michael A. Shaffer	64,272	*
Allen E. Sirkin	41,796	*
Christian Stahl[4]	0	—
All directors, nominees for director and executive officers as a group	5,493,980	7.5

*	Less than 1% of class.

[1]	The figures in the table are based upon information furnished to us by our directors, nominees for director and executive officers and upon our records. The figures include the shares held for the benefit of our executive officers in a trust for the PVH Stock Fund. The PVH Stock Fund is one of the investment options under our Associates Investment Plan, which is a defined contribution plan (a so-called “401(k)” plan) under the Employee Retirement Income Security Act of 1974, as amended. We refer to the Associates Investment Plan as the “AIP.” Participants in the AIP who make investments in the PVH Stock Fund may direct the vote of shares of Common Stock held for their benefit in the trust for the PVH Stock Fund.

As of the record date, the following persons have the right to cast votes equal to the following number of shares held in the trust for the PVH Stock Fund (which have been rounded to the nearest full share): Emanuel Chirico, 8,329 shares; Francis K. Duane, 514 shares; Michael A. Shaffer, 6,642 shares; Allen E. Sirkin, 18,042 shares; and all of our directors, nominees for director and executive officers as a group, 33,527 shares.

The Trustee of the trust for the PVH Stock Fund has the right to vote shares in the trust that are unvoted as of two days prior to the meeting in the same proportion as the vote by all other participants in the AIP who have cast votes with respect to their investment in the PVH Stock Fund. The committee that administers the AIP makes all decisions regarding the disposition of Common Stock held in the trust for the PVH Stock Fund, other than the limited right of a participant to receive a distribution of shares held for his or her benefit. As such, the committee may be deemed to be a beneficial owner of the Common Stock held in the trust. Mr. Shaffer is a member of that committee. The figures in the table do not include shares in the trust for the PVH Stock Fund (other than applicable to Mr. Shaffer’s investment in the PVH Stock Fund) to the extent that, as a member of the committee, he may be deemed to have beneficial ownership of the shares held in the trust. There were 671,784 shares of Common Stock (0.9% of the outstanding shares) held in the trust for the PVH Stock Fund as of April 26, 2011.

The table also includes the following shares which each of the individuals and the group listed on the table have the right to acquire within 60 days of the record date upon the exercise of options granted to them: Emanuel Chirico, 858,250 shares; Edward H. Cohen, 48,000 shares; Francis K. Duane, 59,375 shares; Joseph B. Fuller, 48,000 shares; Bruce Maggin, 48,000 shares; Paul Thomas Murry, 21,125 shares; Henry Nasella, 20,000 shares; Rita M. Rodriguez, 20,000 shares; Craig Rydin, 10,000 shares; Michael A. Shaffer, 47,450 shares; and all of our current directors, nominees for director and executive officers as a group, 1,180,200 shares.

The table also includes the following shares of Common Stock that are subject to awards of restricted stock units made to the individuals and as a group, the restrictions on which will lapse within 60 days of the record date: Mary Baglivo, 4,680 shares; Emanuel Chirico, 10,166 shares; Edward H. Cohen, 11,175 shares; Francis K. Duane, 2,600 shares; Margaret L. Jenkins, 4,680 shares; Bruce Maggin, 3,015 shares; V. James Marino, 4,680 shares; Paul Thomas Murry, 1,850 shares; Rita M. Rodriguez, 4,860 shares;

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Craig Rydin, 740 shares; Michael A. Shaffer, 2,225 shares; Allen E. Sirkin, 16,187 shares; and all of our current directors, nominees for director and executive officers as a group, 66,678 shares.

[2]	The 1,941,733 shares of Common Stock beneficially owned by Mr. Gehring are registered under the name of Elmira 5 B.V. (f/k/a Cinquecento B.V.), a Dutch company (“Elmira 5”), of which Mr. Gehring is the sole member of the Managing Board. Elmira 5 received such shares in connection with our acquisition of Tommy Hilfiger as consideration for the sale of securities (depositary receipts and options to purchase option depositary receipts) corresponding to common shares of Tommy Hilfiger B.V. These securities were initially issued by Stichting Administratiekantoor Elmira (“Stichting Elmira”), a shareholder of Tommy Hilfiger, to Mr. Gehring and to Messrs. Ludo Onnink, Daniel Grieder and Michael Arts, who are also senior executives of Tommy Hilfiger. Prior to our acquisition of Tommy Hilfiger B.V., Messrs. Gehring and Onnink, along with family foundations to which they transferred certain securities but which transferred their interest in such securities back to Messrs. Gehring and Onnink after the acquisition, contributed to Elmira 5 the securities issued to Messrs. Gehring and Onnink by Stichting Elmira, and Messrs. Grieder and Arts contributed to Elmira 5 some of the securities issued to them by Stichting Elmira. Of the 1,941,733 shares of Common Stock registered in the name of Elmira 5, (i) 1,402,371 shares of Common Stock were distributed to Elmira 5 as consideration for all the securities initially issued by Stichting Elmira to Mr. Gehring; (ii) 282,608 shares of Common Stock were distributed to Elmira 5 as consideration for all the securities initially issued by Stichting Elmira to Mr. Ludo Onnink; (iii) 128,377 shares of Common Stock were distributed to Elmira 5 as consideration for the portion of the securities issued by Stichting Elmira to Mr. Daniel Grieder that he subsequently contributed to Elmira 5; and (iv) 128,377 shares of Common Stock were distributed to Elmira 5 as consideration for the portion of the securities issued by Stichting Elmira to Mr. Michael Arts that he subsequently contributed to Elmira 5. As the sole member of the Managing Board of Elmira 5, Mr. Gehring has voting power over the 1,941,733 shares of Common Stock held by Elmira 5 and, as such, may be deemed to beneficially own all such shares. However, pursuant to the articles of association of Elmira 5, the Managing Board is required, in order to vote the shares of Common Stock held by Elmira 5, to obtain the prior approval of each of Elmira 5’s stockholders with respect to their allocable number of shares of Common Stock held by Elmira 5 (i.e., the amounts identified in clauses (i) through (iv) in the second sentence preceding this sentence). Mr. Gehring disclaims beneficial ownership of the aggregate of 539,362 shares of Common Stock referred to in this Note 2 that were distributed by Stichting Elmira to Mr. Onnink, Mr. Grieder and Mr. Arts and contributed to Elmira 5. As of April 26, 2011, the shares of Common Stock reported on the above table were held in escrow pursuant to an escrow agreement entered into in connection with our acquisition of Tommy Hilfiger. A portion of such shares may be forfeited if certain employment-related vesting conditions are not met.

Included in the figure reported in the above table are 60,562 shares of our Common Stock (0.1%) beneficially owned by THH Sarl, over which the Liquidator currently has voting and dispositive power, as described in Note 2 to the immediately preceding table. However, upon satisfaction of certain conditions, the Liquidator may distribute these 60,562 shares of Common Stock (or a portion thereof) to Stichting Pakera, a holder of interests in THH Sarl, over which Mr. Gehring would, at such time, have voting power as the sole member of the Managing Board of Stichting Pakera.

[3]	Includes 4,000 shares of Series A convertible preferred stock beneficially owned by LNK Partners and its affiliates. See Note 6 to the prior table. Mr. Landau is the sole managing member of LNK Partners’ ultimate general partner. Accordingly, Mr. Landau may be deemed to be an indirect beneficial owner of shares held by LNK Partners.

[4]	Mr. Stahl is a partner of Apax Partners, LLP. Certain affiliates of Apax Partners, LLP may be deemed to beneficially own 5,463,435 shares of our Common Stock. See Note 2 to the prior table.

ELECTION OF DIRECTORS

Directors

All members of the Board of Directors elected by the stockholders at the meeting will serve for a term of one year or until their successors are elected and qualified. All of the nominees for director were elected directors of the Company at last year’s Annual Meeting of Stockholders, other than Mr. Juan R. Figuereo, who was nominated to replace Mr. Edward H. Cohen, who, after 24 years as a director, has reached the mandatory retirement age for directors and is not standing for election. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The election of directors requires the affirmative vote of a plurality of the votes cast in person or by proxy at the meeting. In determining whether a director nominee has received the requisite vote for election, abstentions and broker non votes will have no effect.

We entered into certain agreements in connection with the Tommy Hilfiger acquisition pursuant to which certain members of the Board have been nominated for election. One of the agreements is a Stockholders Agreement we entered into with certain of the Apax affiliates and one other former shareholder of Tommy Hilfiger. Under this agreement, Apax Europe VI-A, L.P., one of the Apax affiliates, has the right to designate one person as a nominee for election as a director, so long as Apax Europe VI-A, L.P. and its affiliates continue to hold at least a number of shares of our Common Stock equal to the greater of (i) 2,180,552 shares of Common Stock and (ii) 4% of the then outstanding shares of Common Stock. We are also obligated under that Stockholders Agreement to appoint that designee, if elected, to serve on the Board’s Nominating & Governance Committee, provided that such person is qualified to serve. Mr. Stahl is the designee of Apax Europe VI-A, L.P. pursuant to that Stockholders Agreement.

We also entered into a Stockholder Agreement with LNK Partners in connection with the issuance and sale of shares of our Series A convertible preferred stock. We sold shares of our Series A convertible preferred stock to LNK Partners to raise a portion of the purchase price for our acquisition of Tommy Hilfiger. Under that Stockholder Agreement, LNK Partners has the right to designate one person as a nominee for election as a director, so long as LNK Partners continues to hold at least 80% of the Series A convertible preferred stock sold to them (or of the shares of Common Stock into which they are convertible). Mr. Landau is LNK Partners’ designee pursuant to that Stockholder Agreement.

The Board of Directors recommends a vote FOR the election of the 13 nominees named below. Proxies received in response to this solicitation will be voted FOR the election of the nominees unless otherwise specified in a proxy.

			Year
			Became a
Name	Principal Occupation	Age	Director

Mary Baglivo	Chairman and Chief Executive Officer of the Americas, Saatchi & Saatchi Worldwide, an advertising agency	53	2007

Emanuel Chirico	Chief Executive Officer of the Company	54	2005

Juan R. Figuereo	Executive Vice President and Chief Financial Officer of Newell Rubbermaid, Inc., a consumer and commercial products company	55	N/A

Joseph B. Fuller	Founder, Director and Vice-Chairman, Monitor Group GP, LLC, an international management consulting firm	54	1991

Fred Gehring	Chief Executive Officer of Tommy Hilfiger and PVH International Operations	56	2010

Margaret L. Jenkins	Founder and Owner, Margaret Jenkins & Associates, a marketing and philanthropic services consulting firm; Former Senior Vice President and Chief Marketing Officer, Denny’s Corporation	59	2006

David A. Landau	Partner and Co-Founder, LNK Partners, a private equity investment firm	45	2010

Bruce Maggin	Principal, The H.A.M. Media Group, LLC, a media investment company	68	1987

V. James Marino	President and Chief Executive Officer, Alberto-Culver Company, a personal care products company	60	2007

Henry Nasella	Partner and Co-Founder, LNK Partners, a private equity investment firm	64	2003

Rita M. Rodriguez	Senior Fellow, Woodstock Theological Center at Georgetown University	68	2005

Craig Rydin	Chairman of the Board of Directors, Yankee Holding Corp.; Non-Executive Chairman, The Yankee Candle Company, Inc., a designer, manufacturer and branded marketer of premium scented candles	59	2006

Christian Stahl	Partner of Apax Partners, LLP, an international private equity investment group	40	2010

Other Director

The following director has reached the mandatory retirement age for directors and, therefore, was not nominated for re-election:

			Year
			Became a
Name	Principal Occupation	Age	Director

Edward H. Cohen	Retired; Counsel, Katten Muchin Rosenman LLP, a law firm	72	1987

Additional Information

Other Public Company Directorships

Several of our directors also currently serve as directors of other public companies:

•	Mr. Chirico is a director of Dick’s Sporting Goods, Inc.;
•	Mr. Cohen is a director of Gilman Ciocia, Inc. and Full Circle Capital Corporation;

•	Mr. Maggin is a director of Central European Media Enterprises Ltd.;

•	Mr. Marino is a director of Alberto-Culver Company;
•	Dr. Rodriguez is a director of Affiliated Managers Group, Inc. and Ensco plc; and
•	Mr. Rydin is a director of priceline.com Incorporated and Yankee Holding Corp.

Several of our directors held directorships at other public companies during the last five years:

•	Mr. Cohen served as a director of Levcor International, Inc. from 1990 to 2007, Merrimac Industries from 1997 to 2010 and Franklin Electronic Publishers from 1987 to 2010;
•	Mr. Landau served as a director of the Company from 2003 to 2005 and Life Time Fitness, Inc. from 2000 to 2007;
•	Mr. Nasella served as a director of Denny’s Corporation from 2004 to 2008; and
•	Mr. Stahl served as a director of Central European Media Enterprises Ltd. from 2006 to 2009.

Other Employment Information

Each of our directors has been engaged in the principal occupation indicated in the foregoing table for more than the past five years, except:

•	Mr. Chirico, who had been our President and Chief Operating Officer from June 2005 to February 2006;

•	Mr. Figuereo, who was Executive Vice President and Chief Financial Officer of Cott Corporation, a manufacturer of private label soft drinks, from 2007 to September 2009, and Vice President, Mergers and Acquisitions of Wal-Mart International, Inc., from 2003 to 2007;

•	Mr. Gehring, who, in addition to having served as Chief Executive Officer of Tommy Hilfiger B.V. since April 2006, was Chief Executive Officer of its subsidiary, Tommy Hilfiger U.S.A., Inc., from April 2006 to November 2009 and from 1997 to April 2006 was the Chief Executive Officer of Tommy Hilfiger Europe B.V. when it was a third party licensee of Tommy Hilfiger Licensing, LLC, the worldwide owner and licensee of the Tommy Hilfiger trademarks;
•	Ms. Jenkins, who was Senior Vice President and Chief Marketing Officer of Denny’s Corporation, a full service family restaurant chain, from June 2002 to August 2007;
•	Mr. Maggin, who was Executive Vice President and Secretary of Media & Entertainment Holdings, Inc., a blank check company that sought acquisition opportunities, particularly in the entertainment, media and communications industries, from 2005 to 2009 and Treasurer of Media & Entertainment Holdings, Inc. from 2007 to 2009;
•	Mr. Marino, who was President of Alberto-Culver Consumer Products Worldwide, a division of Alberto-Culver Company, from October 2004 to November 2006;
•	Dr. Rodriguez, who has also been self-employed in the field of international finance since 1999 and was a full-time member of the Board of Directors of the Export-Import Bank of the United States from 1982 to 1999; and
•	Mr. Rydin, who was Chief Executive Officer of Yankee Holding Corp. and The Yankee Candle Company, Inc. from 2001 to 2009.

Independence of our Directors

The Board of Directors has determined the independence (or lack thereof) of each of the directors and nominees for director and, as a result thereof, concluded that a majority of our directors are independent, as required under the rules of the New York Stock Exchange, on which exchange our Common Stock is listed for trading. Specifically, the Board determined that Messrs. Chirico and Gehring, as officers of the Company, are not independent, and that Mr. Landau is not independent due to the fees we paid to a company controlled by him in connection with our sale of shares of Series A convertible preferred stock to affiliates of LNK Partners. The Board also determined that Dr. Rodriguez, Ms. Baglivo, Ms. Jenkins and each of Messrs. Cohen, Figuereo, Fuller, Maggin, Marino, Nasella, Rydin and Stahl are independent under Section 303A.02 of the New York Stock Exchange rules.

In making the determinations of the independence (or lack thereof) of our directors, the Board of Directors considered (i) whether a director had, within the last three years, any of the relationships under Section 303A.02(b) of the New York Stock Exchange rules with us which would disqualify a director from being considered independent, (ii) whether the director had any disclosable transaction or relationship with us under Item 404 of Regulation S-K of the Exchange Act, which relates to transactions and relationships between directors and their affiliates, on the one hand, and us and our affiliates (including management), on the other, and (iii) the factors suggested in the New York Stock Exchange’s Commentary to Section 303A.02, such as a commercial, consulting and other relationships, or other interactions with management that do not meet the absolute thresholds under Section 303A.02 or Item 404(a) but which, nonetheless, could reflect upon a director’s independence from management. In considering the materiality of any transactions or relationships that do not require disqualification under Section 303A.02(b), the Board considered the materiality of the transaction or relationship to the director, the director’s business organization and us and whether the relationship between (i) the director’s business organization and the Company, (ii) the director and the Company and (iii) the director and his business organization interfered with the director’s business judgment. Messrs. Chirico, Gehring and Landau each had relationships with us that disqualify them from being independent under Section 303A.02 of the New York Stock Exchange rules. None of the other directors, except for Messrs. Cohen and Nasella, had any relationship with us that required any further consideration.

The Board of Directors considered that during 2010 and prior years we received legal services from Katten Muchin Rosenman LLP in making its independence decision with respect to Mr. Cohen. Mr. Cohen is a retired partner of the law firm and receives a pension and retirement benefits. In addition, in 2010 Mr. Cohen received consulting fees from the firm. Mr. Cohen does no legal work for us and there is no relation between the amounts received by Mr. Cohen and the amounts that we pay in fees to Katten Muchin Rosenman or our engagement of the law firm to provide legal services. The Board also considered Mr. Cohen’s de minimis limited partnership interest in LNK Partners.

The Board of Directors considered Mr. Nasella’s relationship with LNK Partners when making its independence decision with respect to him. In concluding that Mr. Nasella is independent, the Board noted that (i) Mr. Nasella (a) has an indirect capital commitment of less than 1% in LNK Partners; (b) has limited economic interest in LNK Partners’ existing investments; and (c) is only an employee of, and has no control or management rights with respect to, LNK Partners; (ii) Mr. Nasella’s interest in and income earned from LNK Partners in his capacity as an employee would not be affected by LNK Partners’ investment in PVH; (iii) the one-time commitment and transaction fees in an aggregate amount of $5 million paid by us in connection with the LNK Partners’ investment in our Series A convertible preferred stock (see the discussion under the heading “Transactions With Related Persons” in this Proxy Statement) was paid to an entity that is solely owned and controlled by Mr. Landau; (iv) there are no on-going fees paid to LNK Partners in connection with its investment in us; (v) LNK Partners’ ownership of Series A preferred stock constitutes approximately 3% of our Common Stock on an as-converted basis; and (vi) the New York Stock Exchange determined that the investment by LNK Partners was not a related party transaction under Section 312.03 of the New York Stock Exchange rules (which is different than an independence analysis) because Mr. Nasella does not have a substantial direct or indirect interest in, nor is he an affiliate of, LNK Partners.

No family relationship exists between any director or executive officer of the Company.

Experience, Qualifications, Attributes and Skills of our Directors

The Nominating & Governance Committee considers a variety factors in selecting our directors. These include a person’s qualification as independent under the New York Stock Exchange rules, as well as consideration of skills and experience in the context of the needs of the Board of Directors. Important factors considered by the Committee are a person’s understanding of our business, experience as a director of other public companies, leadership, financial skills, business experience and skills that are relevant to our operations and plans for growth and expansion and, for an existing director, his or her tenure and contributions made as a director of the Company.

The following sets forth the specific experience, qualifications, attributes or skills that led to the conclusion that each of the nominees for director should continue to serve as a director:

•	Mary Baglivo brings to the Board valuable marketing, advertising and strategic planning expertise, developed during her professional career, including as Chairman and Chief Executive Officer of the Americas at Saatchi & Saatchi Worldwide, an advertising agency.

•	Emanuel Chirico has extensive knowledge of the operational and financial aspects of the Company, acquired during his five years as the Company’s Chief Executive Officer and six years as Chief Financial Officer. In addition, Mr. Chirico provides the Board with valuable insight into the Company’s business and management’s strategic vision.

•	Juan R. Figuereo has a strong background in finance and accounting (principally with large multi-national public companies), consumer goods, and retail. His resume includes experience living and working in international markets where the Company has or is planning to have operations. Mr. Figuereo has also considerable experience in brand building and driving innovation at established companies.

•	Joseph B. Fuller has extensive experience advising management with respect to strategy, corporate finance, governance and marketing, which he developed as a co-founder and executive of an international management consulting firm. In addition, Mr. Fuller brings to the Board his knowledge of channel management, pricing trends and pressures and innovation.

•	Fred Gehring has extensive senior executive leadership experience in the apparel industry, including more than 10 years of experience managing the global and European operations of Tommy Hilfiger as Chief Executive Officer. Mr. Gehring’s knowledge of the Tommy Hilfiger operations, as well as his experience in the apparel industry outside of the United States, provides valuable insight to the Board into the Tommy Hilfiger business in particular and the expansion of our heritage business in Europe.

•	Margaret L. Jenkins brings to the Board more than 30 years of experience in the consumer marketing and advertising industries. Also, as the founder of a marketing and philanthropic services firm and the former Chief Marketing Officer for Denny’s Corporation, Ms. Jenkins possesses significant management expertise.

•	David A. Landau has served as director on numerous boards of public and private companies, including a prior three year term on our Board (2003-2006), and brings to the Board a wealth of management experience in the consumer and retail businesses developed during his many years of experience working in private equity and consulting firms.

•	Bruce Maggin has served as one of our directors for over 20 years. As a result, he has a deep understanding of our operations and strategy, as well as our financial reporting and internal controls through his stalwart service on our Audit Committee. Mr. Maggin brings to the Board financial, operational and development expertise, which he gained in various executive positions in the media industry.

•	V. James Marino, as the President and Chief Executive Officer of a large consumer products company, brings to the Board significant senior executive leadership experience in the consumer products industry, including internationally and in channels of distribution in which we have not traditionally had significant levels of business.

•	Henry Nasella has significant management experience, gained in senior executive positions in publicly traded retail companies and as a partner in private equity firms. In addition, Mr. Nasella has extensive experience serving on boards of directors and board committees of retail companies.

•	Rita Rodriguez has extensive international finance experience, which she developed over 16 years as a full-time member of the Board of Directors of the Export-Import Bank of the United States, a presidential appointment. In addition, Dr. Rodriguez has expertise in financial reporting and internal controls as a result of her service on the audit committees of several public and private company boards of directors.

•	Craig Rydin has significant management and leadership experience, which he gained in various executive positions in the consumer products and retail industry over 30 years. In addition, Mr. Rydin has extensive experience serving on the audit and compensation committees of several public and private company boards of directors.

•	Christian Stahl has served on the boards of several public and private companies and brings to the Board significant management and strategic consulting experience developed during a career working in private equity and with the companies in which his firms invested.

Diversity

Although the Nominating & Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees, the Committee does consider the diversity of its members and potential candidates in selecting new directors. This consideration includes the diversity of business and financial talents, skills, abilities and experiences, as well as the race, ethnicity and gender of qualified candidates. We are proud of the diversity of backgrounds that characterize our current Board of Directors and believe that the diversity that exists on the Board provides significant benefits to us.

Meetings

Our Corporate Governance Guidelines provide that each member of the Board of Directors is expected to use reasonable efforts to attend, in person, or by telephone, all meetings of the Board and of any committees of which they are a member, as well as the annual meeting of stockholders. All of the current members of the Board attended the 2010 Annual Meeting of Stockholders.

There were 12 meetings of the Board of Directors during 2010. All of the current directors attended at least 75% of the aggregate number of meetings of the Board and the Committees of the Board on which they served held during the fiscal year or, in the case of Messrs. Gehring, Landau and Stahl, who were not directors for the entire year, 75% of the aggregate number of meetings held during the period in which they served as directors.

Our non-management directors meet regularly in executive sessions without management or the management directors. The independent directors also periodically continue these sessions, with the non-independent, non-management director leaving. Mr. Nasella, our presiding director, presides at the executive sessions of the non-management and independent directors.

Committees

The Board of Directors has a standing Audit Committee, a standing Compensation Committee, a standing Nominating & Governance Committee and a standing Corporate Social Responsibility Committee.

Audit Committee

The Audit Committee is currently composed of Dr. Rodriguez and Messrs. Cohen and Maggin (Chairman), each of whom served on the Committee for the entirety of 2010. Each of Dr. Rodriguez and

Messrs. Cohen and Maggin has been determined by the Board to be independent for purposes of audit committee service under the New York Stock Exchange’s listing standards and Rule 10A-3 of the Exchange Act and an “audit committee financial expert,” as defined in Item 407 of Regulation S-K under the Exchange Act.

The Board of Directors has adopted a written charter for the Audit Committee. A copy of the charter is available without charge on our website, www.pvh.com. The charter provides for the Committee to be composed of three or more directors all of whom must meet the independence requirements under the New York Stock Exchange rules and Rule 10A-3 of the Exchange Act. Pursuant to its charter, the Committee is charged with providing assistance to the Board of Directors in fulfilling the Board’s oversight functions relating to the quality and integrity of our financial reports, monitoring our financial reporting process and internal audit function, monitoring the outside auditing firm’s qualifications, independence and performance and performing such other activities consistent with its charter and our By-laws, as the Committee or the Board deems appropriate. The Committee will also have such additional functions as are required by the New York Stock Exchange, the SEC and federal securities law. The Committee is directly responsible for the appointment, compensation and oversight of the work of the outside auditing firm.

The Audit Committee held nine meetings during 2010.

Compensation Committee

The Compensation Committee is currently composed of Ms. Baglivo and Messrs. Nasella (Chairman) and Rydin, each of whom served on the Committee for the entirety of 2010. Our Chief Executive Officer, Chief Financial Officer, Senior Vice President, Human Resources and General Counsel regularly attend and participate in meetings, although they generally excuse themselves from the meetings during discussions or votes on sensitive or personal matters.

The Compensation Committee is responsible for the compensation of our Chief Executive Officer and all of our other “executive officers.” “Executive officers” is defined for these purposes by a New York Stock Exchange rule as all “officers” and “executive officers” under Rule 16a-1(f) of the Exchange Act and includes all of our “Named Executive Officers,” whose compensation is discussed in this Proxy Statement under the headings “Compensation Discussion and Analysis” and “Executive Compensation,” as well as five other senior executives. The Committee is also the administrative committee for all of our incentive compensation plans. The Committee also has overall responsibility for approving or recommending to the Board approval of and/or evaluating all of our compensation plans, policies and programs.

The Board of Directors has adopted a written charter for the Compensation Committee, which is available without charge on our website, www.pvh.com. The charter provides for the Committee to be composed of three or more directors. All Committee members must be independent under the rules of the New York Stock Exchange, and must qualify as “outside” directors under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and as “non-employee” directors under Rule 16b-3 under the Exchange Act. The Board has determined that all current members satisfy such requirements. The Committee is charged with discharging the Board of Director’s responsibilities relating to the compensation of our Chief Executive Officer and all of our other “executive officers” as defined under New York Stock Exchange rules and covers both “executive officers” and “officers” under the Exchange Act. The Committee also has overall responsibility for approving or recommending to the Board approval of and/or evaluating all of our compensation plans, policies and programs and is responsible for preparing the disclosure required by Item 407(e)(5) of Regulation S-K to be included in the Proxy Statement for each Annual Meeting of Stockholders.

The Compensation Committee has delegated limited authority our Chief Executive Officer to make equity awards under our 2006 Stock Incentive Plan. Pursuant to this authority, the Chief Executive Officer may grant, on an annual basis, a maximum of 100,000 shares, with each option treated as one share and each restricted stock unit granted treated as two shares, and may grant up to 5,000 options and 2,500 restricted stock units to each grantee. However, the authority to grant equity awards to individuals whose compensation is set by the

Committee, such as Section 16 officers and employees who are, or could be, a “covered employee” within the meaning of Section 162(m) of the Code, rests with the Committee.

The Compensation Committee meets regularly throughout each year. Compensation decisions regarding the most recently completed fiscal year (i.e., determination of bonuses under our Performance Incentive Bonus Plan and payouts under our Long-Term Incentive Plan and 2006 Stock Incentive Plan, as well as discretionary bonuses) and the current fiscal year (i.e., establishing base salary, setting bonus and performance share targets and granting of option and restricted stock unit awards) are generally made at the meetings during the first quarter of the year. In addition, the Committee considers and approves at these meetings any new incentive compensation plans or arrangements that need to be approved by the Board and/or our stockholders. The other meetings are typically focused on reviewing our compensation programs generally and discussing potential changes to the program, including replacement or additional incentive compensation plans, as well as specific issues that arise during the course of the year (such as the need to amend plans as a result of regulatory changes or to address compensation issues relating to changes in and promotions among the executive officers).

For 2010, the Compensation Committee engaged a compensation consultant, ClearBridge Compensation Group, to advise it on all matters related to the compensation of our Chief Executive Officer and the other executive officers and our compensation plans. The Committee has used ClearBridge Compensation Group in establishing compensation since 2009.

The Compensation Committee directs the compensation consultant, approves the scope of the compensation consultant’s work each year and approves the compensation consultant’s fees. The compensation consultant meets and works with the Committee, and the Chairman of the Committee, as well as with our Chief Executive Officer and our Senior Vice President, Human Resources, in developing each year’s compensation packages and any compensation plans to be considered by the Committee. The Committee identifies in advance of setting compensation for each year the aspects of the compensation program that it wishes to review and challenge in depth and instructs the compensation consultant to provide information, analysis and recommendations to the Committee. The composition and appropriateness of our peer group, the performance measures used to establish performance targets, performance cycles and payouts under our incentive compensation plans were the aspects of the program that were reviewed prior to setting 2010 compensation and awards. The Senior Vice President, Human Resources reviews drafts of the materials the compensation consultant prepares for distribution to the Committee to ensure the accuracy of our internal data and, together with our General Counsel, provides additional guidance to the Committee regarding applicable matters such as employee perceptions and reactions, legal and disclosure developments and the like. The compensation consultant is used primarily to compile peer data, prepare tally sheets, help identify the appropriate types and terms of incentive compensation plans and address developments in executive compensation. Additionally, the consultant is used to address specific issues identified by the Committee and assists the Committee in conducting an assessment of risk considerations in our compensation programs.

ClearBridge Compensation Group also advised the Board’s Nominating & Governance Committee on director compensation during 2010.

We have established a policy that management will not retain the compensation consultant used by the Board or any of its committees for any purpose without first informing and obtaining the approval of the Compensation Committee. No such approval has been sought by management.

The Compensation Committee held 11 meetings during 2010.

Nominating & Governance Committee

The Nominating & Governance Committee currently consists of Ms. Jenkins and Messrs. Fuller (Chairman), Marino and Stahl, each of whom, other than Mr. Stahl, served on the Committee for the entirety of 2010. Mr. Stahl joined the Committee upon joining the Board in May 2010. See the discussion of the Stockholders Agreement with certain Apax affiliates on page 7. The Board of Directors has adopted a written charter for the Committee, which is available without charge on our website, www.pvh.com. The charter provides for the Committee to be composed of three or more directors, all of whom must meet the independence requirement under the rules of the New York Stock Exchange. The Board has determined that all current members satisfy such requirement.

Pursuant to the charter, the Nominating & Governance Committee is charged with (1) assisting the Board of Directors by identifying individuals qualified to become Board members and recommending to the Board director nominees for the next annual meeting of stockholders, (2) recommending to the Board Corporate Governance Guidelines applicable to us, (3) overseeing the annual evaluation of the Board and (4) recommending to the Board director nominees for each committee.

The Nominating & Governance Committee will consider for election to the Board of Directors a nominee recommended by a stockholder if the recommendation is made in writing and includes (i) the qualifications of the proposed nominee to serve on the Board of Directors, (ii) the principal occupations and employment of the proposed nominee during the past five years, (iii) each directorship currently held by the proposed nominee and (iv) a statement that the proposed nominee has consented to the nomination. The recommendation should be addressed to our Secretary.

The Nominating & Governance Committee seeks and evaluates individuals qualified to become Board members for recommendation to the Board when and as appropriate. In evaluating potential candidates, and the need for new directors, the Committee may consider such factors, including, without limitation, professional experience and business, charitable or educational background, performance, age, service on other boards of directors and years of service on the Board, as the members deem appropriate.

The Nominating & Governance Committee held four meetings during 2010.

Corporate Social Responsibility Committee

The Corporate Social Responsibility Committee is currently composed of Dr. Rodriguez (Chairperson) and Messrs. Cohen and Maggin.

The Board of Directors has adopted a written charter for the Corporate Social Responsibility Committee, which is available without charge on our website, www.pvh.com. The charter provides for the Committee to be composed of two or more directors, all of whom must meet the independence requirement under the rules of the New York Stock Exchange. The Board has determined that all current members satisfy such requirement. The Committee is charged with acting in an advisory capacity to the Board and management with respect to policies and strategies that affect the Company’s role as a socially responsible organization.

The Corporate Social Responsibility Committee held three meetings during 2010.

Other Corporate Governance Policies

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines applicable to us. The Nominating & Governance Committee reviews the Guidelines annually to determine whether to recommend changes to the Board to reflect new laws, rules and regulations and developing governance practices. The Guidelines address several key areas of corporate governance, including director qualifications and responsibilities, Board committees and their charters, the responsibilities of the presiding director, director independence, director access to management, director compensation, director orientation and education, evaluation of management, management development and succession planning, and annual performance evaluations for the Board. The Guidelines are available on our website, www.pvh.com.

Leadership Structure of the Board

Currently our Chief Executive Officer serves as Chairman of the Board of Directors. Our Corporate Governance Guidelines provide for the independent directors to elect annually one of the independent directors to serve as presiding director for any annual period that the Chief Executive Officer serves as the Chairman of the Board of Directors. The Nominating & Governance Committee is responsible for nominating an independent director to serve in such role. Mr. Nasella currently serves as our presiding director.

The duties of the presiding director include the following:

•	presiding at all meetings of the Board of Directors at which the Chairman is not present, including executive sessions of the non-management and independent directors;

•	serving as liaison between the Chairman and the non-management directors;

•	discussing with management and/or approving non-routine information sent to the Board;

•	reviewing and approving Board meeting agendas;

•	assuring that there is sufficient time for discussion of all agenda items;

•	having the authority to call meetings of the independent directors; and

•	if reasonably requested by major stockholders, ensuring that he or she is available for consultation and direct communication.

The Board of Directors believes that no single leadership model is right for the Company. The Board believes that whether the offices of Chief Executive Officer and Chairman of the Board of Directors should be combined or separate depends on the circumstances. For most of our recent history, the Board of Directors has determined that combining these two roles was the most effective leadership structure for us. Mr. Chirico’s combined role as Chief Executive Officer and Chairman has promoted unified leadership and direction for the Board and executive management and has allowed for a single, clear focus for the chain of command to execute our strategic initiatives and business plans. Mr. Chirico’s extensive knowledge of and tenure at the Company places him in a unique leadership role. The Board believes that having Mr. Chirico serves as both Chief Executive Officer and Chairman, coupled with a presiding director with the duties described above, is the most effective leadership structure for the Company.

To assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:

•	requiring that the members of all key committees of the Board must be independent under the rules of the New York Stock Exchange;

•	holding executive sessions of the non-management directors after every Board meeting and, periodically, continuing these sessions with only the independent directors present; and

•	requiring a strong, independent, clearly-defined presiding director role (as discussed above).

Director Education

We encourage directors to pursue educational opportunities to enable them to better perform their duties and learn about emerging issues. In addition, we provide educational materials, including New York Stock Exchange materials, in-house education materials and outside publications, to directors on a regular basis. We have not budgeted or limited the amount to be spent on director education. Instead, we allow directors to determine the amount of education that they deem appropriate.

In our Corporate Governance Guidelines, we strongly encourage directors to attend at least one external director education program per year. Over the past two years, six of the directors attended at least one external director education program and all but four of the directors, including the three directors first elected in 2010, have attended at least one such program in the past four years.

Risk Oversight

The Board of Directors oversees the management of risks related to the operation of our business. As part of its oversight, the Board receives regular reports from members of senior management, including members of our enterprise risk management task force (including our Director of Risk Management and Group Vice

President, Internal Audit and Security Administration), members of our financial reporting group (including our Group Vice President, Taxes) and our General Counsel. The Board also receives reports from management relating to our business continuity planning. In addition, the Board receives reports on risks associated with our business units and corporate functions when reviewing those units and functions.

The committees of the Board of Directors also oversee the management of risks that fall within their respective areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. The Chairperson of each committee reports on the applicable committee’s activities at each Board meeting and would have the opportunity to discuss risk management with the full Board at that time.

As required under its charter and by New York Stock Exchange rules, the Audit Committee discusses our policies with respect to risk assessment and risk management. As an extension of this role, the Audit Committee oversees the operation of our enterprise risk management program. On an annual basis, the Audit Committee receives an enterprise risk management report from our enterprise risk management team, consisting of over 15 corporate and divisional executives, identifying our most significant operating risks and the mitigating factors that exist to control those risks. The Audit Committee also meets privately on a regular basis with representatives of our independent auditors to discuss our auditing and accounting processes and management.

The Compensation Committee considers as part of its oversight of our executive compensation program the potential for risky behavior in connection with our executive compensation program and the incentives created by the compensation awards that it administers. The Committee receives a risk assessment from its compensation consultant that analyzes the risks represented by each component of our executive compensation program, as well as mitigating factors. We discuss this in further detail in this Proxy Statement under the heading “Risk Considerations In Compensation Programs.”

Code of Ethics; Code of Business Conduct and Ethics

We have a Code of Ethics for our Chief Executive Officer and our senior financial officers. In addition, we have a Code of Business Conduct and Ethics for our directors, officers and employees. These codes are posted on our website, www.pvh.com. We intend to disclose on our website any amendments to, or waivers of, the Code of Ethics that would otherwise be reportable on a current report on Form 8-K. Such disclosure would be posted within four days following the date of the amendment or waiver.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon our review of the filings furnished to us pursuant to Rule 16a-3(e) promulgated under the Exchange Act and on representations from our executive officers and directors, all filing requirements of Section 16(a) of the Exchange Act were complied with during the fiscal year ended January 30, 2011.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis section of this Proxy Statement. Based on this review and discussion, the Committee has recommended to the Board that the Compensation Discussion and Analysis section be included in this Proxy Statement.

Compensation Committee

Henry Nasella, Chairman
Mary Baglivo
Craig Rydin

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The following discussion and analysis explains our current compensation program, with particular focus on the compensation of our Chief Executive Officer, our Chief Financial Officer, and our four most highly compensated executive officers, other than our Chief Executive Officer and Chief Financial Officer. We refer to these executive officers, information about whom follows, collectively, as our “Named Executive Officers” throughout this Proxy Statement.

			Years in Position/
Name and Title	Age	Divisional Responsibilities	Years with Company

Emanuel Chirico	54		5/18
Chairman and Chief Executive Officer (principal executive officer)
Michael Shaffer	48		5/21
Executive Vice President and Chief Financial Officer (principal financial officer)
Allen Sirkin	69		5/26
President and Chief Operating Officer
Fred Gehring	56	Tommy Hilfiger International	5/15	[1]
Chief Executive Officer of Tommy Hilfiger and PVH International Operations
Francis K. Duane	54	Dress furnishings and sportswear	5/13
Vice Chairman, Wholesale Apparel		(Calvin Klein, Tommy Hilfiger North America and Heritage Brands)
Paul Thomas Murry	60	Calvin Klein licensing and retail	2/15	[2]
President and Chief Executive Officer of Calvin Klein, Inc.

[1]	Includes employment by Tommy Hilfiger entities and predecessors prior to our acquisition of Tommy Hilfiger in 2010.

[2]	Includes employment by Calvin Klein, Inc. prior to its acquisition by us in 2003.

SEC rules require us to disclose the compensation of our principal executive officer, principal financial officer and the three most highly compensated executive officers other than the principal executive and principal financial officers. We include an additional executive officer in order to present compensation information for all of our executive officers and to have a consistent group of “Named Executive Officers” from year to year. However, because Mr. Gehring became an executive officer only upon our acquisition of Tommy Hilfiger in May 2010 (after compensation packages were already established), as well as because he is based in Europe and had existing compensation arrangements in place, his compensation package is structured somewhat differently than the other Named Executive Officers. Accordingly, not all of the discussion regarding the Named Executive Officers will pertain to him.

Although this discussion and analysis is framed in terms of “our” (i.e., management’s) approach to compensation and speaks to actions taken by the Compensation Committee of the Board of Directors, our compensation program is a cooperative effort among management, the Committee and the full Board, with advice from an independent compensation consultant. This discussion and analysis reflects that cooperative effort.

2010 Compensation Overview

We are one of the world’s largest apparel companies and enhanced our position in 2010 by acquiring Tommy Hilfiger. Our owned brands include our “heritage brands” (Van Heusen, IZOD, ARROW and G.H. Bass & Co.), Calvin Klein and Tommy Hilfiger. We also offer apparel under numerous well-known brands that we license from third parties. We aggregate our business segments into three main business units: (i) Calvin Klein, which consists of our Calvin Klein licensing, dress furnishings, men’s sportswear and outlet retail divisions; (ii) Tommy Hilfiger, which consists of our Tommy Hilfiger North America and Tommy Hilfiger International divisions; and (iii) Heritage Brands, which consists of our wholesale dress furnishings, wholesale sportswear and retail divisions that utilize our heritage and licensed brands. Corporate executives (Messrs. Chirico, Shaffer and Sirkin) receive incentive awards based on our overall performance, while the other Named Executive Officers receive incentive awards based both on our overall performance and on the performance of the divisions for which they have responsibility.

We experienced significant growth and achieved substantially improved financial performance in 2010, building upon the strong momentum begun in the second half of 2009, after the global recession adversely impacted 2008 results and the first half of 2009. Highlights include increases in revenue and earnings per share (which is on a non-GAAP basis and reconciled on Exhibit B to this Proxy Statement) of 93% and 51%, respectively, over 2009 performance. (Earnings per share is a performance measure used for some of our incentive awards.) Importantly, all of our operating divisions exceeded budgeted plans for revenue and operating income. In addition, as shown in the charts below, we outperformed our current peer group for the one-, two- and three-year periods ended 2010 in key performance metrics, putting our performance well above median and generally near the 75th percentile overall for each of those periods. We believe this performance is particularly notable as it is measured against our new peer group but covers periods prior to the acquisition of Tommy Hilfiger (which necessitated the change in peer group). See discussion on page 23.

(Footnotes appear on following page)

(Footnotes to three tables on previous page)

[1]	Excludes extraordinary items and accounting charges permitted under GAAP and reported as such.

[2]	Over percentile ranking excludes Total Shareholder Return vs. S&P 1500

As a result of our strong performance in 2010:

•	cash bonuses were paid out at maximum levels;

•	payouts of cash for the two-year performance cycle ending in 2010 were at the maximum level; and

•	payouts of performance share awards for the three-year performance cycle ending in 2010 were between threshold and plan (target) levels, although the Compensation Committee used negative discretion and did not pay out Mr. Chirico’s award (see discussion on page 37).

We anticipated that business and financial markets would continue to improve and return to a less volatile pattern when we made our compensation and performance goal decisions for 2010 and the performance cycle beginning in 2010. As a result, and also attributable to increased responsibilities relating to the Tommy Hilfiger acquisition, during 2010 we:

•	increased base salaries;

•	returned values of annual stock options and restricted stock unit awards to pre-2009 levels, at minimum;

•	made long-term incentive awards in the form of performance shares instead of making cash awards;

•	established performance targets for bonus and performance share awards using parameters generally consistent with those used prior to 2009; and

•	increased the potential payouts (as a percentage of base salary) of bonuses.

We also took actions in 2010 to refine and improve further our compensation program, including:

•	adding a performance condition to the otherwise time-based vesting of restricted stock unit awards made to Named Executive Officers (see discussion on page 33);

•	eliminating tax gross-ups under all Named Executive Officer employment agreements; and

•	eliminating Mr. Sirkin’s right to certain guaranteed equity awards in connection with the extension of his employment agreement. (No other executives have guaranteed awards.)

Other actions taken in 2010 were as a result of the Tommy Hilfiger acquisition. First, we established a compensation package for Mr. Gehring that parallels the packages of the other Named Executive Officers in terms of the mix of salary and annual and long-term incentive compensation. This involved a significant reduction of his salary coupled with a significant increase in his annual incentive opportunity and the addition of significant long-term incentives. However, the long-term elements of Mr. Gehring’s compensation packages are expected to include more value in cash-based awards and less in equity-based awards. This is because he has substantial stock holdings as a result of the shares of our common stock he received in the acquisition as consideration for his ownership interest in Tommy Hilfiger. See stock ownership information on page 5. Additionally, we established two long-term compensation programs relating to the growth and integration of Tommy Hilfiger. One is a cash bonus program for the senior executives of Tommy Hilfiger, including Mr. Gehring, based upon the performance of Tommy Hilfiger over the three-year period after the acquisition closing. The other is a performance share program for our non-Tommy Hilfiger senior executives, including all other Named Executive Officers, based on the performance of the entire Company for the same period.

Compensation Philosophy, Objectives and Procedure

Our compensation program is a pay-for-performance model based upon the philosophy that we should incentivize our executive officers to improve our financial performance, profitably grow our businesses and increase stockholder value, and reward them only if they attain these objectives. While we include a competitive base salary as an element of our compensation program in order to provide steady and secure cash payments at a market competitive level, the bulk (approximately 65% to 85%) of each Named Executive Officer’s compensation package generally consists of short-term and long-term awards that only pay out if we achieve specific financial targets and equity awards that are linked to increases in stock value over time. See page 28 for further discussion on pay mix. The Compensation Committee considers the potential for risky behavior in connection with the performance-based awards it makes to ensure that these incentives do not motivate the executive officers to take actions that are not in our long-term best interests. See “Risk Considerations In Compensation Programs” on page 67.

The Compensation Committee undertakes annually a comprehensive review of our compensation program. This includes keeping abreast of regulatory changes, following marketplace developments and analyzing practices within our peer group. This effort is intended to ensure that our practices are consistent with stockholder interests, while continuing to enable us to recruit, retain and motivate qualified employees. The Committee has retained an independent compensation consultant, ClearBridge Compensation Group, to advise it on all matters related to the compensation of our executive officers and our compensation plans.

Compensation Components

Compensation packages for our executive officers typically include the following:

•	short-term components consisting of base salary and annual cash bonuses;

•	long-term components consisting of time-based stock options, time and performance-based restricted stock units, and performance-based cash awards; and

•	benefits.

We consider both objective and subjective factors in formulating individual compensation packages. Examples of these factors include compensation of comparable executives at peer group companies; relative compensation within our executive group; individual, business unit and corporate performance; tenure with the Company; job responsibility; potential for advancement; and the recommendations of management. There is no specific weight assigned to these factors and no one factor or group of factors is dispositive.

Our compensation program does not rely to any significant extent on pension and welfare benefits or perquisites.

Administration of Compensation Programs

The Compensation Committee annually establishes the individual compensation packages for all of our Named Executive Officers.

On a program-wide basis, the Compensation Committee considers matters such as the composition of our peer group; the mix of compensation (e.g., cash versus equity, time-based versus performance-based incentives, fixed versus at- risk components, etc.); the performance measures and payouts utilized with incentive awards; and the need to amend or replace plans due to the upcoming expiration of existing plans, stock availability, developments in the field of incentive compensation or other reasons. We use generally accepted types of plans and awards that provide clear accounting treatment and are understandable to stockholders and executives alike. Our plans are designed to be flexible in their application so that we can develop compensation packages with the appropriate mix of awards on appropriate terms.

In establishing the program for a year, the Compensation Committee also considers the various elements of our executive compensation packages, including whether to increase salaries in general or for specific executives; whether to change potential payouts as a percentage of salary; and whether to alter the mix between cash and equity compensation. This review also addresses issues of setting targets under our incentive plans and whether an individual executive’s performance, promotion or change in circumstances warrant changes to his or her compensation package that are different from the other executives as a group.

Management, principally the Chief Executive Officer and the Senior Vice President – Human Resources, reports to the Committee and the compensation consultant on executive performance, particular business issues facing an executive or his or her division, and management’s views on the efficacy of and incentives behind the compensation program. This insight helps the Committee establish performance goals, adjust salaries, award discretionary bonuses and take other related actions. Additionally, our Chief Executive Officer discusses his own compensation with the Chairman of the Committee. The Committee and the compensation consultant then work with management to develop specific packages for the senior executives for whom the Committee has responsibility. Any significant changes to the overall program are first presented by the Committee to, and approved by, the independent members of the Board. The independent members of the Board also review annually the proposed compensation package for our Chief Executive Officer, prior to its approval by the Committee, and approve any material changes in our Chief Executive Officer’s compensation arrangements.

Performance targets keyed to corporate performance are typically measured on a non-GAAP basis, as permitted under the Code. The Compensation Committee determines at the time it establishes the targets certain expenses, costs and other matters (such as costs related to acquisitions, changes in accounting rules and changes in tax law that are incurred or occur after the awards are made) that it believes should not affect the calculation of the achievement of a performance goal. Similarly, divisional performance targets typically exclude corporate allocations, costs associated with corporate initiatives, start-up ventures or other matters that management recommends to the Committee not to be considered when measuring performance. The performance measures discussed in this Proxy Statement all include such adjustments and exclusions (e.g., 2010 earnings per share excludes restructuring costs relating to the Tommy Hilfiger acquisition and 2009 earnings per share excludes exit costs associated with a business we closed and a restructuring in our neckwear business) and such adjustments and exclusions may be different than those used by management when providing guidance and discussing results.

Industry Peer Group

The Compensation Committee considers a study compiled by the compensation consultant of compensation packages for executives in an industry peer group, generally culled from public filings and published compensation benchmark surveys, as part of its review when considering compensation packages. On an annual basis, the consultant identifies retail, apparel and footwear companies with a similar business mix that use similar channels of distribution and are of a comparable size to us and the Committee reviews, considers and approves the group. The peer group is used to provide market context for compensation decisions, both because these are the companies with which we compete for executive talent and it helps the Committee assess the reasonableness of our compensation packages.

We used two peer groups in setting 2010 compensation. When granting stock option and restricted stock unit awards in early April 2010, the Compensation Committee used a peer group that was similar to the one used in setting 2009 compensation. When it became apparent that the Tommy Hilfiger acquisition would be consummated, the Compensation Committee began using a new peer group that the Committee approved after directing the compensation consultant to identify companies in our industry that reflected the changes in our overall business mix that resulted from the acquisition. Specifically, the Committee determined that with the expected doubling of our revenues, the smaller companies in the existing peer group were no longer appropriate peers. In addition, the Committee determined that the significant European and specialty retail components of the Tommy Hilfiger business warranted including European competitors and specialty retailers in the new peer group.

The original peer group consisted of public companies with businesses meeting the parameters mentioned above that, with two exceptions, had revenues for the most recent fiscal year between approximately 40% and approximately 250% of our annual revenue. We included companies outside of the revenue parameters so that we would have a sufficient number of companies, as recommended by the compensation consultant, for data to be meaningful for benchmarking purposes. This peer group consisted of:

Burberry Limited Coach, Inc. Columbia Sportswear Company Guess?, Inc. Hanesbrands Inc.	Jones Apparel Group, Inc. Kenneth Cole Productions, Inc. Liz Claiborne, Inc. Oxford Industries, Inc. Perry Ellis International, Inc.	Polo Ralph Lauren Corporation Quiksilver, Inc. The Timberland Company VF Corp. Warnaco Group, Inc.

VF Corp. and Kenneth Cole Productions, Inc. were the two exceptions to the revenue parameters for the original peer group. VF Corp. is above the applicable revenue parameters and Kenneth Cole Productions, Inc. falls below them.

The new peer group consists of public companies within the same business and revenue parameters (with one exception, for the same reason discussed above), reflecting our changed business mix and using our estimated annual revenue after giving effect to the Tommy Hilfiger acquisition. This peer group consists of:

Abercrombie & Fitch Co. American Eagle Outfitters, Inc. Burberry Limited Coach, Inc. Esprit Holdings Limited Guess?, Inc.	Hanesbrands Inc. Jones Apparel Group, Inc. Levi Strauss & Co. Limited Brands, Inc. Liz Claiborne, Inc.	Nordstrom, Inc. Polo Ralph Lauren Corporation The Gap, Inc. VF Corp. Warnaco Group, Inc.

The Gap, Inc., which is above the applicable revenue parameters, is the exception in the new peer group.

We compare the cash compensation of Mr. Murry to that of both comparable executives (from an operational perspective) in the ICR Luxury Goods Survey and the comparable indexed executive (e.g., fifth-ranked executive) from the peer group for benchmarking purposes. We do this because a significant portion of the Calvin Klein businesses for which Mr. Murry has responsibility is more comparable to the businesses operated by the group covered by the ICR Luxury Goods Survey than by comparing him to another company’s fifth-most highly paid executive. However, we cannot compare Mr. Murry’s total compensation to the comparable executives in the ICR Luxury Goods Survey because the survey does not provide that data. There were nine companies (the companies are not identified to us for confidentiality reasons) in the ICR Luxury Goods Survey with executives holding comparable positions to that of Mr. Murry. Participants in the ICR Luxury Goods Survey currently include the following companies:

Bose Corporation
Burberry Limited
Calvin Klein, Inc.
Carolina Herrera Ltd. Inc.
Chanel U.S.A., Inc.
Clarins USA, Inc.
Coach, Inc.
DFS Group, Ltd.
Donna Karan International, Inc.
Ermenegildo Zegna Corporation
Escada (USA) Inc.
Ferragamo USA, Inc.
Fossil, Inc.
Giorgio Armani Corporation
Harry Winston, Inc.
J Crew Group, Inc.
Kohler Co.
Liz Claiborne, Inc.
Louis Vuitton North America, Inc.
Michael Kors (USA) Inc.	Montblanc, Inc. Movado Group Inc. Polo Ralph Lauren Corporation Prada USA Corp. St. John Apparel LLC; Tiffany & Co. Tory Burch LLC Tumi Inc. Zale Corporation

Use of Tally Sheets

We use tally sheets when reviewing the compensation packages for our Named Executive Officers. The tally sheets cover prior year compensation and proposed compensation for the then current year, including all elements of cash compensation, incentive compensation, perquisites and benefits. They also cover eight different termination of employment scenarios, including termination with or without cause or for good reason, voluntary termination, normal and early retirement, death, and termination after a change in control. The termination scenarios include 12 elements of compensation, including severance pay and value receivable under cash incentive, equity, pension, savings and deferred compensation plans.

The tally sheets illustrate compensation opportunities and benefits and quantify payments and other value an executive would receive in various termination of employment scenarios, meaning they show full “walk away” values. As such, they enable the Compensation Committee to see and evaluate the full range of executive compensation, understand the magnitude of potential payouts as a result of retirement, change in control and other events resulting in termination of employment, and consider changes to our compensation program, arrangements and plans in light of “best practices” and emerging trends.

Consideration of Wealth Accumulation

The Compensation Committee looks at “wealth accumulation” calculations – how much an executive is projected to earn or accrue over time through cash and equity compensation or receive through certain benefits – as part of its review process. However, for several reasons, it does not believe that wealth accumulation should be used to set a limit on what an executive can earn in the future.

First, we believe it is both necessary and appropriate to continue to compensate our executives for their on-going individual performance and our on-going performance and provide pension and other post-employment benefits that properly reflect years of service. If we were to discontinue incentive compensation awards, benefit accruals or other components of compensation, our executives could be less motivated to continue to perform at the high levels at which we believe they have performed and could seek alternative employment at a competitor that would offer a full range of incentive compensation. Reducing an executive’s compensation because of the amount of prior compensation would unfairly penalize the executive for the executive’s and our past success.

Second, because the most significant vehicle for wealth accumulation is equity awards, and the amount of the benefit of equity awards is largely dependent on creating stockholder value through increases in the price of our stock, executives receive the full benefit from equity awards only if stockholders reap a similar benefit. We do, of course, consider factors such as whether the mix of compensation needs to change over time to reflect changes relative to the Company (such as a change in growth trajectory) or the individual executive (such as proximity to retirement). We also consider whether existing long-term awards already provide sufficient incentives to retain and motivate our executives, such that an additional award is not warranted with respect to an overlapping period, and whether existing awards pay out as expected and produce the desired results. In addition, other adjustments will be made as the need arises, for instance as a result of changes in applicable tax or accounting rules, to encourage different desirable results.

Moreover, we have executives with long tenures. The average tenure (including, in two cases, service with a business we acquired) of our Named Executive Officers is over 17 years. As a result, retirement plan values are significant. The largest portion of these plan values are typically from plans such as the AIP (our 401(k) plan) and Supplemental Savings Plan (a non-qualified deferred compensation plan), that are primarily funded by the executive through payroll deductions. Therefore, we do not believe that they should serve to curtail on-going compensation.

We have employment agreements with our Named Executive Officers that provide severance benefits. We believe it is appropriate under certain circumstances to pay severance regardless of the amount of compensation previously paid to an executive. The decision to provide severance benefits is based upon the executive’s position, the ability of the executive to find a similar position following certain terminations of employment, and the value to us of the restrictive covenants, including non-competition and non-solicitation covenants, by which our executives have agreed to be bound in exchange for the severance arrangements which we have agreed to provide. See “Employment Contracts” on pages 46 to 50.

Target Compensation

The compensation levels of our Named Executive Officers are targeted to approximate the peer group median if we achieve our budget, to approximate or exceed the 75th percentile of competitive compensation levels if we exceed our budget, and to be below the competitive median (near the 25th percentile) if our budget is not attained. We focus on the range between the 25th and 75th percentiles of the peer group data to understand the competitive compensation market. The compensation consultant has demonstrated that this approach diminishes the disproportionate effect caused by the “outliers” that pay well above or well below the balance of the group.

We believe that the above percentiles should be used as a guide but the Compensation Committee is not required to target compensation at those exact levels. Not all of our peer companies have executives with positions comparable to those of all of our Named Executive Officers. Accordingly, we also consider how the compensation of a Named Executive Officer compares to that of executives at companies in our peer group with the same compensation ranking.

When establishing annual compensation for our Named Executive Officers, the Compensation Committee considers the following as constituting total potential compensation:

•	base salary;

•	annual performance bonus potential;

•	potential value to be received under performance-based long-term incentive awards; and

•	stock option and restricted stock unit grant values.

When making the awards of annual performance bonuses and long-term incentives, the Committee establishes a threshold goal (performance below which no payout would be made), target goal, and maximum goal (performance above which no additional payout would be made). Inasmuch as annual performance bonus and long-term incentive awards are dependent upon, and vary with, our performance, the value of these awards, as well as each Named Executive Officer’s total compensation, is considered at threshold, target and maximum levels. For this purpose, stock option grants are valued using the Black-Scholes-Merton option pricing methodology. We do this in order to provide a consistent comparison to the value of stock option grants made to executives at the companies in our peer group, which the compensation consultant values using the same methodology. Restricted stock units are valued based on the market price of our common stock.

At the beginning of each fiscal year, we compare the potential total compensation that a Named Executive Officer can earn to the most comparable executives at the companies in our peer group to ensure that the amounts are consistent with the desired benchmarking for each Named Executive Officer’s compensation.

At the end of each fiscal year, we calculate the total compensation paid or expected to be paid to our Named Executive Officers for that fiscal year and compare that amount to the total compensation paid to such comparable executives.

The following charts are the benchmarking comparisons reviewed by the Compensation Committee for the 2010 actual total cash compensation and actual total compensation of each of our Named Executive Officers. “Total cash compensation” consists of salary and bonus, and “total compensation” consists of salary, bonus, the value of stock option and restricted stock unit grants made in 2010 and the value of the payouts received from long-term incentive awards for performance cycles ending with 2010. Consistent with the charts on page 20 that show that our strong performance for 2010 and the two- and three-year periods then ended as compared to our new peer group, on an overall basis, compensation paid to our Named Executive Officers generally approximated the 75th percentile as compared to their peer group counterparts, with variation occurring for the reasons discussed above.

(Footnote to both tables above)

[1]	Mr. Duane and Mr. Murry are compared to peer group business unit heads (boxes) and the average of the 4th and 5th ranked peer group executives (triangles)

Internal Pay Equity

We do not have a policy regarding the ratio of total compensation of the Chief Executive Officer to that of the other executive officers but we do review compensation levels to ensure that appropriate equity exists. In some cases there are differences in the compensation packages awarded to our Named Executive Officers, such as differences in the percentage of base salary payable under our incentive awards. These differences are largely the result of benchmarking but also reflect the Named Executive Officer’s seniority, relative pay, tenure in his position and similar considerations. With these exceptions, our policies and decisions relating to our Named Executive Officer compensation packages are substantially identical.

During the past three years, our Chief Executive Officer’s total compensation (taking into consideration salary, long-and short-term cash incentive payments and the value of equity awards) has been approximately two times the compensation of the next highest paid executive officer (excluding Mr. Gehring), which we believe is an acceptable multiple.

Allocation Among Compensation Components

Our compensation program does not prescribe a specific formula for the mix of base salary and annual and long-term incentive components so that we have flexibility in developing appropriate compensation packages. Generally, we would like salaries to approximate the median for the peer group and the majority of the other compensation components to be subject to our performance and the performance of our common stock and to be at-risk. The chart below shows the mix of these elements for each of the Named Executive Officer’s 2010 compensation package.

We believe that the pay mix for each of the Named Executive Officers is appropriate for our Company and as compared to our peer group. The values attributed to bonuses and long-term incentives (which for 2010 consisted of grants of options (0-40%), restricted stock units (20-75%) and performance stock awards (25-50%)) for purposes of the chart are based on the target performance level and would represent a lower percentage of total compensation at threshold performance levels and a higher percentage at maximum performance levels. The differences in the mix of components among the Named Executive Officers is largely attributable to job responsibility, with the corporate executives’ compensation packages being slightly more heavily weighted towards long-term incentives.

Timing of Equity Awards

Our equity award policy provides that the annual equity grant to our senior executives, including our Named Executive Officers, generally will be approved by the Compensation Committee at a meeting held during the period commencing two days after the public release of the prior year’s earnings results and ending two weeks prior to the end of the first fiscal quarter of the current year. Equity awards may be made to our

Named Executive Officers outside of the annual grant process in connection with a promotion, assumption of new or additional duties or other appropriate reason. All such grants to Named Executive Officers must be approved by the Committee and generally will be made on the first business day of the month following the effective date of the precipitating event. The Committee retains the discretion not to make grants at the times provided in the policy if the members determine it is not appropriate to make a grant at such time. Additionally, the Committee retains the discretion to make grants, including an annual equity grant, at times other than as provided in the policy if the members determine circumstances, such as changes in accounting and tax regulations, warrant making a grant at such other times.

Key Elements of Compensation

Base Salaries

Purpose.  We pay base salaries to provide our executive officers with a stable and secure source of income at a market-competitive level in order to retain and motivate these individuals.

Considerations.  Annual salaries are determined by evaluating our overall performance and expected performance, the performance of each individual executive officer, and the performance of the executive’s division (for operational executives), as well as by considering market forces, peer data and other factors the Compensation Committee believes to be relevant. Examples of these other factors include time between salary increases, promotion (and, if applicable, the base salary of the predecessor in the position), expansion of responsibilities, advancement potential, and the execution of special or difficult assignments. Additionally, the Committee takes into account the relative salaries of our Named Executive Officers. No specific weight is attributed to any of the factors; the Committee considers all factors and makes a subjective determination, based upon the experience of its members, the information and analysis provided by the compensation consultant and the recommendations of the Chief Executive Officer and the Senior Vice President, Human Resources (other than for themselves).

2010 Decisions and Analysis.  We increased the annual base salaries of Messrs. Chirico (from $1,000,000 to $1,250,000 (25%)), Shaffer (from $475,000 to $600,000 (26%)), Duane (from $800,000 to $900,000 (13%)) and Murry (from $850,000 to $900,000 (6%)) during 2010 due to significant changes and increases in their job responsibilities as a result of the Tommy Hilfiger acquisition and because none of these officers, other than Mr. Shaffer, had his base salary increased since 2006. We also increased the base salary of Mr. Sirkin by $50,000 (to $1,000,000) as required under his employment agreement.

After our acquisition of Tommy Hilfiger, the Compensation Committee established a new compensation package for Mr. Gehring to reflect his responsibilities as the Chief Executive Officer of Tommy Hilfiger and PVH International Operations. At the time of the acquisition, Mr. Gehring was employed under an agreement that paid him a high salary but provided him with a relatively low annual bonus opportunity and no other incentive compensation. Mr. Gehring also held a significant ownership interest in Tommy Hilfiger. To reflect our pay-for-performance philosophy and to better incentivize Mr. Gehring, we negotiated a new employment agreement with him under which his base salary was decreased by approximately 30% (from €1,200,000 to €850,000) but his annual bonus opportunity was increased significantly and he was also given a significant long-term incentive opportunity.

Short-Term Incentives

Performance Incentive Bonus Plan

Purpose.  The purpose of our Performance Incentive Bonus Plan is to provide cash compensation on an annual basis that is at-risk and contingent on the achievement of overall Company performance or divisional performance goals, as appropriate. The Plan allows for goals to be set based upon numerous performance criteria but, to date, the Compensation Committee has set targets based on our earnings per share or the net earnings of our businesses during the applicable year. These goals were chosen because they support our strategic business objectives, are easily understood by participants, and are aligned with the creation of stockholder value.

Considerations.  Bonuses under our Performance Incentive Bonus Plan for Messrs. Chirico, Shaffer and Sirkin are based solely on annual earnings goals for the Company as a whole. Typically, to pay out at the target level, the Company must have earnings per share that falls within the middle of the earnings per share guidance range that management provides to the financial market at the beginning of each fiscal year. Our earnings guidance is based on the budget approved by the Board of Directors.

Bonus compensation in the case of Messrs. Duane and Murry is principally based on the annual earnings goals for their respective divisions but also has a component based on the same annual earnings targets for the Company as are established for the other Named Executive Officers. The divisional earnings goals are the budgeted earnings included in the annual budget approved by the Board.

Mr. Gehring, as discussed in detail below, did not receive an award in 2010 under our Performance Incentive Bonus Plan but did receive an award opportunity based on the 2010 budget for Tommy Hilfiger (two-thirds) and the same earnings per share targets as the other Named Executive Officers (one-third).

2010 Decisions and Analysis.  The Compensation Committee established targets for 2010 for our Named Executive Officers participating in our Performance Incentive Bonus Plan in April 2010. The earnings per share targets were as follows:

Threshold	Decrease	Target	Decrease	Maximum	Increase
Earnings	From Prior	Earnings	From Prior	Earnings	Over Prior
Per Share	Year EPS	Per Share	Year EPS	Per Share	Year EPS
($)	(%)	($)	(%)	($)	(%)
3.00	(13)	3.33	(3)	4.00	16

The earnings per share goals set forth above reflected our expectation that the economy had stabilized as compared to the volatility in 2009 but would not grow significantly and that 2009 earnings had also included a tax benefit that would not be included in 2010 earnings. In contrast, the threshold, target and maximum earnings per share goals for 2009 were 41% lower than, 27% lower than and the same as our 2008 earnings per share, respectively. In 2010:

•	the maximum earnings per share goal was set at 16% higher than 2009 earnings per share;

•	the target earnings per share goal was substantially flat; and

•	the threshold earnings per share goal represented a decrease from our 2009 earnings per share.

These performance targets were in a narrower performance range than we used for 2009 to address the heightened difficulty in establishing reasonable targets that year. The 2010 target range was consistent with those that we had used in prior years. Specifically, the minimum level of performance required for a payout was 90% of the target level for 2010, versus 81% in 2009; and the level of performance required for the maximum payout was 120% of the target level, versus 137% in 2009.

Our 2010 earnings per share of $4.38 represented a 27% increase over 2009 earnings per share. As a result, each of the Named Executive Officers earned bonuses with respect to our 2010 corporate earnings at the maximum levels.

The potential payouts (as a percentage of base salary) and actual payouts (as a percentage of base salary and in dollars) were as follows with respect to Messrs. Chirico, Sirkin and Shaffer, the Named Executive Officers who received payouts based solely on our annual corporate earnings:

	Threshold	Target	Maximum	Actual	Actual
Name	(%)	(%)	(%)	(%)	($)
Mr. Chirico	37.5	150	300	300	3,750,000

Mr. Shaffer	25	75	175	175	1,050,000

Mr. Sirkin	20	75	195	195	1,950,000

Potential payouts for Messrs. Chirico and Shaffer were increased in 2010 as part of the enhanced compensation packages awarded to them to reflect their additional responsibilities arising from our acquisition of Tommy Hilfiger. Mr. Chirico’s potential payouts increased from the 2009 threshold, target and maximum payouts of 25%, 100% and 200%, respectively, of base salary. Mr. Shaffer’s potential payouts increased from the 2009 threshold, target and maximum payouts of 15%, 60% and 150%, respectively, of base salary.

Messrs. Duane and Murry were eligible to receive bonus payouts based upon our total corporate earnings and the net earnings of the business divisions for which each has overall responsibility. The divisional targets, which were based on net earnings, were as set forth below:

		Increase From		Increase		Increase Over
		Prior Year		From Prior Year		Prior Year
	Threshold	Net Earnings	Target	Net Earnings	Maximum	Net Earnings
Name	($)	(%)	($)	(%)	($)	(%)
Mr. Duane	183,900,000	2.6	190,511,000	6.3	210,400,000	17.4

Mr. Murry	201,000,000	3.0	207,740,000	6.5	228,100,000	16.9

Mr. Duane received the maximum bonus payout based on the aggregate net earnings of $212,111,000 of our wholesale dress furnishings and sportswear divisions and Mr. Murry received the maximum bonus payout based on the aggregate net earnings of $244,262,000 of our Calvin Klein licensing and retail divisions. Messrs. Duane and Murry also received maximum payouts with respect to our total corporate earnings.

The potential payouts (as a percentage of base salary) and actual payouts (as a percentage of base salary and in dollars) for these executives were as follows:

	Earnings	Threshold	Target	Maximum	Actual	Actual
Name	Component	(%)	(%)	(%)	(%)	($)
	Company	2.5	10.0	25.0	25.0	225,000
Mr. Duane	Divisional	12.5	50.0	125.0	125.0	1,125,000

	Total	15.0	60.0	150.0	150.0	1,350,000

	Company	2.5	10.0	25.0	25.0	225,000
Mr. Murry	Divisional	12.5	50.0	125.0	125.0	1,125,000

	Total	15.0	60.0	150.0	150.0	1,350,000

2010 Bonus Arrangement for Mr. Gehring

The Compensation Committee established a separate bonus arrangement for 2010 for Mr. Gehring, who did not receive an award under our Performance Incentive Bonus Plan due to the timing of the Tommy Hilfiger acquisition and the negotiation of his new compensation package after completion of the acquisition. Mr. Gehring, nonetheless, was awarded a bonus opportunity similar to other divisional executives, with two-thirds of the opportunity based upon the earnings before interest and taxes of our Tommy Hilfiger international business, based upon our management’s budget estimates developed in connection with the acquisition, and one-third based on the same corporate earnings per share targets established for the other Named Executive Officers.

The potential payouts (as a percentage of base salary) and actual payouts (as a percentage of base salary and in dollars, based upon the exchange rate as of March 30, 2011 (the date of payment)) for Mr. Gehring were as follows:

Earnings	Threshold	Target	Maximum	Actual	Actual
Component	(%)	(%)	(%)	(%)	($)
Company	25	50	100	100	1,110,610

Divisional	50	100	200	200	2,221,220

Total	75	150	300	300	3,331,830

Mr. Gehring received a maximum bonus payout based on earnings before interest and taxes of our Tommy Hilfiger international business since the date of the acquisition of €127,700,000, which exceeded the budget by 26%. Mr. Gehring also received a maximum payout with respect to our corporate earnings.

Discretionary Bonuses

The Compensation Committee from time to time awards discretionary bonuses for undertaking additional duties, accomplishing specific projects or achieving specific benefits for the Company, such as special efforts or accomplishments in connection with a transaction or a corporate initiative. The Committee may also award discretionary bonuses based on other factors. The Committee has the authority to place restrictions, such as a vesting period, on any discretionary bonus it awards to an executive officer. In 2010, we paid a discretionary bonus of $100,000 to Mr. Shaffer in recognition of his efforts in connection with our acquisition of Tommy Hilfiger.

Long-Term Incentives

Stock Options and Restricted Stock Units

Purpose.  We make annual grants of stock options and restricted stock units to our Named Executive Officers in order to align their interests with those of our stockholders. The value of these awards is at-risk.

Considerations.  Generally, the stock options we grant may not be exercised until the first anniversary of the grant date and become fully exercisable in equal annual installments through the fourth anniversary of the grant date. These stock options typically remain exercisable during employment until the tenth anniversary of the date of grant. We believe that stock options provide an incentive to recipients to increase stockholder value over the long term, since the maximum benefit of the options granted cannot be realized unless stock price appreciation occurs over a number of years. Moreover, we believe that stock options have the potential to deliver more value to an executive than restricted stock units.

Restricted stock units generally vest in increments of 25%, 25% and 50% on the second, third and fourth anniversaries of the date of grant, respectively, and are settled by the delivery of stock as soon as practicable after the vesting date. We grant restricted stock units because we believe that while stock options provide a greater incentive to increase our stock price, restricted stock units better reflect the interests of stockholders, as both increases and decreases in our stock price have the same effect on holders of restricted stock units as they do on stockholders. Additionally, they serve as a constant incentive, regardless of fluctuations in stock price. We start the vesting for restricted stock units later than we do for stock options because restricted stock units provide holders with value immediately upon vesting, regardless of the stock price, and we believe that the later start better aligns employees’ interests with those of longer-term stockholders and provides an effective retention tool.

We target 60% of the overall value of the annual equity awards granted to our Named Executive Officers to be in the form of options and 40% to be in the form of restricted stock units. We believe that the use of both options and restricted stock units is consistent with our compensation philosophy, as each aligns our executives with stockholder interests in different ways. We put more value into stock options because we believe that options better capture pay-for-performance by providing a reward only if our stock price increases.

2010 Decisions and Analysis.  During 2010, we granted both options and restricted stock units to our Named Executive Officers, with two exceptions. We did not grant stock options to Mr. Sirkin because his employment agreement provided that he was to receive only restricted stock units. We did not grant stock options or restricted stock units to Mr. Chirico because the awards of stock options and restricted stock units made to him in 2009 were intended as his standard annual 2009 grant, as well as “upfront” grants of his standard awards for 2010 and 2011.

We increased the value of the 2010 annual equity awards granted to Messrs. Shaffer, Duane and Murry to restore them to 2008 (pre-recession) levels and, in the case of Mr. Shaffer, made an additional increase to reflect his increased responsibilities resulting from our acquisition of Tommy Hilfiger. The value of the annual awards made in 2009 was approximately 20% less than in 2008, reflecting a general practice in the marketplace in light of the economic environment, our declining stock price at the time of grant, and our share availability at the time awards are typically granted by us. Mr. Sirkin’s equity awards were made as required under his employment agreement and were the same value as those made in 2009.

In addition to the service-based criteria for vesting, the annual restricted stock unit awards granted to Messrs. Duane and Murry during 2010 were also made subject to performance-based conditions that are intended to satisfy the conditions for the deductibility of the awards under Section 162(m) of the Code. Specifically, the awards required us to achieve $50,000,000 of adjusted net income for any of 2010, 2011, 2012 or 2013. “Adjusted net income” for any of the above fiscal years refers to our net income for the applicable year, adjusted by the applicable automatic adjustments to the performance goals for such year. Automatic adjustments are established by the Compensation Committee in accordance with Section 162(m). We achieved the required level of adjusted net income for 2010. As a result, each of these officers will vest in his award, assuming he remains employed by us through each of the service-based vesting dates, which end in 2014. There are no performance conditions associated with Mr. Shaffer’s restricted stock unit award, as he is not a “covered employee” for purposes of Section 162(m).

We made two grants of restricted stock units to Mr. Sirkin in 2010. Both grants to Mr. Sirkin in 2010 have service-based and performance-based vesting conditions. The first award was made on the same date as the grants made to Messrs. Duane and Murry and has the same performance vesting condition as their awards. The second award was made on the date of the 2010 Annual Meeting of Stockholders and required us to achieve $30,000,000 of adjusted net income for the second, third and fourth quarters of 2010 (in the aggregate) or $50,000,000 of adjusted net income for any of 2011, 2012 or 2013. We achieved the required level of adjusted net income for 2010 and the second, third and fourth quarters of 2010, as applicable. As a result, Mr. Sirkin will vest in the awards, assuming he remains employed by us for the period required under his award agreements. Both of the grants to Mr. Sirkin were required under a 2008 amendment to his employment agreement that provided for the delay of his retirement and extension of his employment through the date of our 2011 Annual Meeting of Stockholders. Pursuant to the terms of the amendment, the award made on the date of the 2010 annual meeting had a grant date value of approximately $500,000, which was intended as consideration for his agreeing to enter into the amendment. The first award had a grant date value of approximately $1,250,000, which was the agreed upon value of Mr. Sirkin’s annual grant pursuant to the amendment. Although Mr. Sirkin agreed in 2010 to amend his employment agreement to further delay his retirement to no earlier than the date of our 2012 Annual Meeting of Stockholders, the 2010 amendment does not provide for his continued receipt of any guaranteed equity awards. The 2008 amendment to Mr. Sirkin’s employment agreement was the only time we provided a contractual guarantee of equity awards and we would not expect to do so again, except in other unusual circumstances. We made grants of restricted stock units and stock options to Mr. Gehring at the time his new employment agreement was entered into. Mr. Gehring’s awards had an approximate aggregate value of €1,200,000 (approximately $1.7 million based on the exchange rate on the date of grant) on the date of grant, split 60% of value in stock options and 40% in restricted stock units.

Long-Term Incentive Plan and Performance Share Awards

Purpose.  We make performance-based long-term incentive awards to our Named Executive Officers under our Long-Term Incentive Plan and our 2006 Stock Incentive Plan. The Long-Term Incentive Plan is cash-based, while awards under the 2006 Stock Incentive Plan are made in the form of performance shares (which pay out in shares of our common stock). The purpose of these long-term awards is to provide compensation that is at-risk and contingent on the achievement of the selected performance criteria over an extended period. Performance shares have an additional link to performance in that their value will increase if our stock price is higher at the end of the performance cycle than it was on the grant date (and will decrease if the stock price is lower). These awards also have retentive value because they only pay out if the participant remains employed for the performance cycle, subject to certain exceptions.

Considerations.  The performance-based long-term incentive awards that we have made have required us to achieve certain performance targets during a period of two or three years, although they can cover shorter or longer periods (but not less than 12 months). The Compensation Committee’s decision to grant cash or stock awards depends on the factors it considers appropriate. The length of the cycles established has depended, in part, on the general state of the economy and its impact on our ability to plan our business over an extended period. While the performance goals always require significant performance over the performance cycles based on the facts known at the time the awards are made, the Compensation Committee uses shorter cycles when longer range forecasts are impractical and potentially unreasonable. 2009 is an example. With the global economy still in recession but moving slowly towards recovery, it was not clear how to plan appropriately beyond 2010, as there were predictions that the economy could fall into a “double dip” recession, while a more robust recovery could not be ruled out. Additionally, at the time we made awards, we had share availability limitations and the stock market continued to be unsettled. As a result, we made cash awards under our Long-Term Incentive Plan for a performance cycle covering two years.

The Compensation Committee can choose from an extensive list of performance measures to evaluate performance but, to date, has only used cumulative earnings growth as measured by cumulative earnings per share targets and, in most cases, improvement in return on equity over the applicable performance cycle. Earnings per share is the principal component of all awards to date, as it is viewed by our executive officers as the best measure of performance, with the best alignment of interest with stockholders. Return on equity has been used as a check to ensure that the earnings are achieved while maintaining return on equity at desirable levels.

Potential payouts are based on the executive officer’s base salary. Potential payouts for cash awards are equal to a percentage of base salary that is assigned to each performance target. Potential payouts of performance shares are determined by taking the applicable percentage of the recipient’s base salary and converting the dollar amount to a number of shares based on the value of our common stock when the award is granted. Payouts for performance at a level between goals is typically proportionate between the two payouts established for each of the goals but can be on any basis established by the Compensation Committee.

2010 Decisions and Analysis – New Awards

Annual Grant of Performance-Based Long-Term Incentive Awards

All of our Named Executive Officers, other than Mr. Gehring, received awards of performance shares in 2010 with respect to a performance cycle covering 2010 through 2011. The earnings per share growth targets for the performance cycle are as follows:

Threshold
Cumulative		Target		Maximum
Earnings	Compound	Cumulative	Compound	Cumulative	Compound
Per Share	Growth	Earnings Per Share	Growth	Earnings Per Share	Growth
($)	(%)	($)	(%)	($)	(%)
6.31	7.5	6.99	15	7.96	25

These goals are presented solely for the purpose of describing our compensation program. They are not management’s estimates of results or other guidance. Investors should not apply these goals to other contexts.

The following table shows the potential payouts in shares of common stock (and the approximate percentage of salary used to calculate the number of shares issuable) that were established when the performance goals were set:

Name		Threshold	Target	Maximum
Mr. Chirico	Shares (#)	11,798	31,461	70,788
	% of Salary	60	160	360

Mr. Shaffer	Shares (#)	1,180	2,360	4,719
	% of Salary	12.5	25	50

Mr. Sirkin	Shares (#)	1,573	3,933	8,652
	% of Salary	10	25	55

Mr. Duane	Shares (#)	1,416	2,832	5,663
	% of Salary	10	20	40

Mr. Murry	Shares (#)	1,416	2,832	5,663
	% of Salary	10	20	40

Potential payouts for Messrs. Chirico and Shaffer were increased in 2010 as part of the enhanced compensation packages awarded to them to reflect their additional responsibilities arising from our acquisition of Tommy Hilfiger. Mr. Chirico’s potential payouts for this award increased from the threshold, target and maximum potential payouts for 2009 of 40%, 100% and 220%, respectively, of base salary. Mr. Shaffer’s potential payouts increased from threshold, target and maximum potential payouts of 10%, 20% and 40%, respectively.

We used a two-year performance cycle for 2010 for two reasons. First, we could not gauge the scope or depth of the global economic recovery over an extended period. Second, we were on the verge of completing the transformative Tommy Hilfiger acquisition when awards were made and it was impractical to establish realistic performance goals for a period that would extend beyond the initial transition and integration process.

We used performance share awards instead of cash awards in 2010 because we believed that the stock market would be less volatile than in 2009, the share availability constraints present in 2009 no longer existed and our higher stock price, coupled with the recovery of the stock market in general, mitigated the concern we had in 2009 that a sudden and sharp increase in stock price after the awards were made could inappropriately reward recipients. The 2010 awards did not include return on equity as an additional performance measure because the awards were made prior to the closing of the Tommy Hilfiger acquisition and related financings, in connection with which significant (and then unquantifiable) amounts of equity were to be issued, thereby making it impossible to set a realistic goal.

Growth Incentive Plan Awards

The Compensation Committee made awards of performance shares to all of our non-Tommy Hilfiger senior executives under a program that we refer to as the Growth Incentive Plan. These awards were made shortly after the Tommy Hilfiger acquisition was closed. This program was adopted to incentivize these executives to achieve the benefits of the acquisition and create stockholder value.

All of our Named Executive Officers, other than Mr. Gehring, received awards of performance shares under this program with respect to a performance cycle covering the second quarter of 2010 through the first quarter of 2013. The earnings per share growth targets are as follows:

Threshold	Target	Maximum
Cumulative	Cumulative	Cumulative
Earnings	Earnings	Earnings
Per Share	Per Share	Per Share
($)	($)	($)
12.55	13.67	15.51

These goals are presented solely for the purpose of describing our compensation program. They are not management’s estimates of results or other guidance. Investors should not apply these goals to other contexts.

The following table shows the potential payouts in shares of common stock (and the approximate percentages of salary used to calculate the number of shares issuable) that were established when the performance goals were set:

Name		Threshold	Target	Maximum
Mr. Chirico	Shares (#)	24,415	48,830	97,660
	% of Salary	100	200	400

Mr. Shaffer	Shares (#)	9,766	19,532	39,064
	% of Salary	83	166	333

Mr. Sirkin	Shares (#)	9,766	19,532	39,064
	% of Salary	50	100	200

Mr. Duane	Shares (#)	9,766	19,532	39,064
	% of Salary	56	111	222

Mr. Murry	Shares (#)	9,766	19,532	39,064
	% of Salary	56	111	222

Payouts under LTIP for 2009 – 2010 Performance Cycle

All of our Named Executive Officers, other than Mr. Gehring, received payouts in the current fiscal year of awards under our Long-Term Incentive Plan at the maximum levels with respect to the two-year performance cycle covering 2009 and 2010, based on our attainment of $7.85 cumulative two-year earnings per share and a return on equity of 18.4%. The earnings per share growth targets with respect to the two-year performance cycle ended January 30, 2011 were as follows:

Threshold
Cumulative	Negative	Target	Negative	Maximum
Earnings	Compound	Cumulative	Compound	Cumulative	Compound
Per Share	Growth	Earnings Per Share	Growth	Earnings Per Share	Growth
($)	(%)	($)	(%)	($)	(%)
4.00	(23)	4.55	(16)	5.90	0

The average return on equity goals were 8.9% at threshold, 10.1% at target and 12.7% at maximum. The earnings per share goals reflected our expectation that the difficulties that our business experienced during 2008 would continue through 2009 and that the direction of 2010 was, at best, difficult to predict. As a result, the awards allowed for decreases in earnings per share except at the maximum goal, which required no growth (or loss). We selected this structure because we felt that performance in a difficult economic environment was more difficult to predict and achieve.

Potential payouts (as percentages of base salary) and actual payouts (as a percentage of base salary and in dollars) were as follows:

	Threshold	Target	Maximum	Actual	Actual
Name	(%)	(%)	(%)	(%)	($)
Mr. Chirico	40	100	220	220	2,750,000

Mr. Shaffer	10	20	40	40	240,000

Mr. Sirkin	10	25	55	55	550,000

Mr. Duane	10	20	40	40	360,000

Mr. Murry	10	20	40	40	360,000

Payouts of Performance Share Awards for 2008 – 2010 Performance Cycle

All of our Named Executive Officers, except Mr. Gehring, received performance share awards for the three-year performance cycle ended January 30, 2011. The earnings per share growth targets with respect to this performance cycle were as follows:

Threshold		Target		Maximum
Cumulative		Cumulative		Cumulative
Earnings	Compound	Earnings	Compound	Earnings	Compound
Per Share	Growth	Per Share	Growth	Per Share	Growth
($)	(%)	($)	(%)	($)	(%)
10.63	5	11.68	10	14.01	20

The average return on equity goals were 14.7% at threshold, 15.9% at target and 18.5% at maximum.

The earnings per share goals reflected our expectation that the growth would continue but not at rates achieved in prior periods and did not anticipate the global economic downturn and its after-effects. Nonetheless, as a result of a strong 2010, our earnings per share and average return on equity for the performance cycle were $10.77 and 16.7%, respectively, resulting in payouts to the Named Executive Officers just above threshold levels, except for Mr. Chirico. The Compensation Committee elected to use negative discretion on Mr. Chirico’s award and did not make a payout based on the totality of the compensation paid and remaining on outstanding awards granted to Mr. Chirico for the periods ended 2010.

Potential and actual payouts in shares of common stock (and the approximate percentage of salary at the time of the grant of the performance share awards to calculate the number of shares issuable) were as follows:

Name		Threshold	Target	Maximum	Actual
Mr. Chirico	Shares (#)	9,650	24,100	53,000	0
	% of Salary	40	100	220

Mr. Shaffer	Shares (#)	1,150	2,300	4,600	1,625
	% of Salary	10	20	40

Mr. Sirkin	Shares (#)	2,200	5,500	12,100	3,565
	% of Salary	10	25	55

Mr. Duane	Shares (#)	1,900	3,850	7,750	2,707
	% of Salary	10	20	40

Mr. Murry	Shares (#)	1,500	3,050	6,150	2,142
	% of Salary	7.5	15	30

Other Long-Term Awards

Establishment of Tommy Hilfiger Growth and Retention Incentive Bonus Pool

Mr. Gehring participates in a bonus pool established for Tommy Hilfiger senior executives in connection with our acquisition of Tommy Hilfiger that is intended to incentivize the executives to stay in Tommy Hilfiger’s employment and grow the business. The bonus pool is €50 million ($63.6 million based on exchange rates at the time of the transaction) of which 25% would be paid out at threshold, 50% would be paid out at target and 100% would be paid out at maximum. The performance measure for the pool is based upon the earnings before interest, taxes, depreciation and amortization (EBITDA) of the Tommy Hilfiger business for the three-year period following the acquisition.

Payouts under the Tommy Hilfiger bonus pool are equal to a percentage of a participant’s share of the bonus pool based on the achievement of the EBITDA goals agreed upon with Tommy Hilfiger management, as reviewed with the Compensation Committee and the Board and approved as part of the transaction. The EBITDA of the Tommy Hilfiger business was selected as the basis for payouts under the bonus pool because it was determined that EBITDA was the best proxy for the contribution of the Tommy Hilfiger business to our corporate earnings.

The Tommy Hilfiger three-year EBITDA targets (based upon the average exchange rate for the period from transaction date to January 30, 2011) under the bonus pool are as follows:

Threshold	Target	Maximum
EBITDA	EBITDA	EBITDA
($)	($)	($)
1,334,000	1,364,000	1,701,000

Mr. Gehring’s share of the bonus pool is $1,633,250 at threshold, $3,266,500 at target and $6,533,000 at maximum.

Other Benefits

Our Named Executive Officers, except Mr. Gehring, participate in our Pension Plan, Supplemental Pension Plan, AIP, Supplemental Savings Plan and Executive Medical Reimbursement Insurance Plan. Mr. Gehring participates in the Zwitserleven Pensioen Plan (a defined contribution plan of our Tommy Hilfiger B.V. subsidiary). In addition, Messrs. Chirico, Sirkin and Duane are parties to capital accumulation program agreements with the Company. See “Executive Compensation—Pension Plans,” “Executive Compensation—Nonqualified Deferred Compensation” and “Executive Compensation—Summary Compensation Table” for a description of these programs.

We believe that the benefits offered under our pension and welfare plans serve a different purpose than do the other components of compensation. In general, they are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability or death, and to provide a reasonable level of retirement income based on compensation and years of service. Benefits offered to executive officers are those that are offered to the general employee population, with some variation to promote tax efficiency and replace benefit opportunities lost due to regulatory limits.

Perquisites are limited and generally consist of discounts in our retail stores available to all employees and, in certain cases, clothing allowances and gym memberships. We also own a car and employ a driver who drives executives and provides other work services (such as messenger services). We “acquired” the car and driver as part of the Tommy Hilfiger acquisition and decided to continue to offer the driver’s services. Although the majority of the car and driver’s services are for business purposes, we do allow Mr. Chirico to use the service for personal purposes, generally his daily commute, as we believe this service enables him to be more productive during this time. Mr. Gehring is also allowed certain personal use of the car and driver, as it was a service provided to him prior to the acquisition. Additionally, as part of certain of our marketing activities, including as the naming rights sponsor of the IZOD Center sports and entertainment arena and separate sponsorships of the National Football League’s New York Giants and the National Basketball Association’s New Jersey Nets, we have a limited number of tickets to all events at the IZOD Center, certain professional football games at the New Meadowlands Stadium, and Nets home games. These are provided at no cost to us and may, at times, be used personally by our Named Executive Officers, as they are available to all of our employees on a non-discriminatory basis.

Employment Agreements and Severance

We have employment agreements with our Named Executive Officers that provide them with severance benefits. These arrangements are intended to attract and retain qualified executives who could have other job alternatives that might appear to them to be less risky absent these arrangements. These agreements include restrictive covenants, including non-competition and non-solicitation covenants, in favor of us in exchange for the severance benefits. We believe that these covenants provide us with significant value in prohibiting our executives from competing against us, using our confidential information, and hiring our best talent if they wish to leave our employment.

The employment agreements also provide for severance payments to be made after a change in control. These change in control benefits mitigate a potential disincentive for executives when they are evaluating a potential acquisition of the Company, particularly when it appears that the services of the executive officers may not be required by the acquiring company. The change in control arrangements for our Named Executive Officers are “double trigger,” meaning that severance payments are not awarded upon a change in control unless the executive’s employment is terminated involuntarily (other than for cause) or voluntarily for good reason within the two-year period following the transaction. We believe this structure strikes a balance between the incentives and the hiring and retention effects described above, without providing these benefits to executives who continue to enjoy employment with an acquiring company following a change in control. We also believe this structure is more attractive to potential acquiring companies, who may place significant value on retaining members of our executive team and who may perceive this goal to be undermined if executives receive significant severance payments in connection with such a transaction whether or not they are offered continued employment.

The compensation consultant and the Compensation Committee reviewed the severance benefits provided by other companies and determined that our employment agreements provide benefits that are generally “market,” particularly within our industry peer group. The compensation consultant advised the Committee that one feature of Mr. Chirico’s employment agreement—the inclusion in his severance payable in connection with a change in control of a factor relating to any amounts paid to him under our Long-Term Incentive Plan—was uncommon. As a result, we amended Mr. Chirico’s employment agreement during 2010 to eliminate the amounts, if any, paid to him under our Long-Term Incentive Plan. Mr. Chirico agreed to these changes in light of emerging trends in best practices in executive compensation. We do not include such amounts in any other severance arrangement and will not include them in any further employment agreements.

Our employment agreements with our executive officers traditionally provided for tax “gross-ups,” which required us to make payments that protected the executives in the event that the payments to them upon the termination of their employment subjected them to excise tax on excess parachute payments under the Code. We entered into amendments in 2010 with all of the Named Executive Officers (other than Mr. Gehring, who did not have such a provision) eliminating their tax gross-ups. To mitigate the potential adverse effect of having to pay the excise tax, the agreements were also amended to provide that if the severance (payments and benefits) to be received by an officer would subject him to the excise tax, his severance will be reduced by the amount required to avoid the excise tax if such a reduction would give him a better after-tax result than if he had received the full severance amount.

Change In Control Provisions in Equity Plans and Awards

Under the terms of stock option, restricted stock unit and performance share awards, any unvested awards would vest upon the completion of certain transactions that would result in a change in control, such as stockholder approval of a liquidation or dissolution or the consummation of a reorganization, merger, consolidation or a sale or other disposition of all or substantially all of our assets, other than where all or substantially all of the individuals and entities that were the beneficial owners of our outstanding shares and securities entitled to vote generally in the election of directors, immediately prior to such transaction, beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of our common stock and more than 50% of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors. This vesting feature, approved by stockholders in 2006, is in place because we believe that utilizing a single event to vest awards provides a simple and certain approach for treatment of equity awards in a transaction that will likely result in the elimination or de-listing of our stock. This provision recognizes that such transactions have the potential to significantly disrupt or change employment relationships and thus treats all employees the same regardless of their employment status after the transaction. It also recognizes that because we may no longer exist after the change in control, employees should not be required to have the value of their outstanding equity awards linked to the acquiring company’s future success. In addition, it provides our employee option holders with the same opportunities as our other stockholders who are free to realize the value created at the time of the transaction by selling their equity. The compensation consultant also regularly reviews the change in control provisions in the equity plans and awards of other companies and determined that the plans we provided were “market,” particularly within our industry peer group.

Posthumous Compensation and Benefits

We do not provide any special benefits or compensation, such as posthumous equity awards or severance pay, that is payable upon the death of any of our Named Executive Officers. As is shown on the tables under the heading “Executive Compensation—Potential Payments Upon Termination and Change In Control Provisions” starting on page 63, the only compensation a Named Executive Officer’s estate receives upon his death relates to outstanding equity awards, incentive compensation awards and deferred compensation arrangements. In the case of performance awards under our Performance Incentive Bonus Plan, Long-Term Incentive Plan and 2006 Stock Incentive Plan and the annual bonus arrangement established for Mr. Gehring, payouts are on a pro rata basis based on the portion of the performance cycle elapsed prior to the Named Executive Officer’s death.

Federal Income Tax Deductibility of Executive Compensation

Section 162(m) of the Code limits the amount of compensation a publicly held corporation may deduct as a business expense for Federal income tax purposes. The deductibility limit, which applies to a company’s chief executive officer and the three other most highly compensated executive officers, other than the chief financial officer, is $1 million, subject to certain exceptions. The exceptions include the general exclusion of performance-based compensation from the calculation of an executive officer’s compensation for purposes of determining whether his compensation exceeds the deductibility limit. Compensation paid or received under our Performance Incentive Bonus Plan, our Long-Term Incentive Plan and our 2006 Stock Incentive Plan (other than solely time-based restricted stock units) is generally intended to satisfy the requirements for full deductibility. Nonetheless, the Compensation Committee recognizes that in certain instances it may be in our best interest to provide compensation that is not fully deductible and has done so, such as with many of the restricted stock units granted in 2007, 2008 and 2009 and, beginning in 2010, the base salary payable to Mr. Chirico.

Stock Ownership

To ensure that management’s interests remain aligned with stockholders’ interests, we encourage our key executives to retain shares acquired pursuant to the exercise of stock options and upon the vesting of restricted stock units. In addition, our employees, including our Named Executive Officers, may acquire our common stock through our AIP, subject to certain limitations on the amount an employee can contribute to or hold in the PVH Stock Fund. Many of our Named Executive Officers have significant investments in the PVH Stock Fund investment option under the AIP.

Our stock ownership guidelines currently require our Chief Executive Officer to hold, directly or indirectly, common stock with a value equal to six times his annual base salary and our other Named Executive Officers to hold common stock with a value equal to one time their annual base salary. All of our Named Executive Officers are in compliance with the guidelines as of the date of this Proxy Statement.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The Summary Compensation Table includes the 2010 compensation data for Mr. Gehring and the 2008, 2009 and 2010 compensation data for our other Named Executive Officers.

								Change in
								Pension Value
								and
							Non-Equity	Nonqualified
							Incentive	Deferred	All
	Years				Stock	Option	Plan	Compensation	Other
Name and	of	Fiscal	Salary	Bonus	Awards[2]	Awards[3]	Compensation[4]	Earnings[5]	Compensation[6]	Total
Principal Position	Service[1]	Year	($)	($)	($)	($)	($)	($)	($)	($)

Emanuel Chirico, age 54	16	2010	1,166,667	0	4,468,313	0	6,500,000	612,501	108,891	12,856,372
Chairman and Chief Executive Officer,		2009	1,000,000	0	3,472,120	5,339,780	2,000,000	700,591	44,875	12,557,366
Phillips-Van Heusen Corporation		2008	1,000,000	0	1,973,305	1,332,100	1,874,205	100,228	90,608	6,370,446
Michael A. Shaffer, age 48	20	2010	558,333	100,000	1,498,636	600,882	1,290,000	145,774	54,965	4,248,590
Executive Vice President and		2009	475,000	0	253,294	341,700	712,500	105,477	29,125	1,917,096
Chief Financial Officer		2008	475,000	0	396,853	399,630	0	39,960	44,485	1,355,928
Phillips-Van Heusen Corporation
Francis K. Duane, age 54	12	2010	866,667	0	1,530,576	599,400	1,710,000	481,992	75,829	5,264,464
Vice Chairman, Wholesale Apparel,		2009	800,000	0	295,984	402,000	1,200,000	476,377	21,958	3,196,319
Phillips-Van Heusen Corporation		2008	800,000	0	507,205	472,290	299,873	164,239	63,368	2,306,975
Fred Gehring, age 56[7]	14	2010	832,958	0	9,968,984	1,022,127	3,331,830	0	131,360	15,287,259
Chief Executive Officer, Tommy Hilfiger and
PVH International Operations
Paul Thomas Murry, age 60	8	2010	883,333	0	1,416,424	412,920	1,710,000	430,538	95,847	4,949,062
President and Chief Executive Officer,		2009	850,000	0	210,604	291,450	1,275,000	308,956	59,455	2,995,465
Calvin Klein, Inc.		2008	850,000	0	282,403	217,980	0	225,254	97,711	1,673,348
Allen E. Sirkin, age 69	24	2010	983,333	0	3,004,514	0	2,500,000	484,226	43,270	7,015,343
President and Chief Operating Officer,		2009	936,667	0	1,842,785	0	1,852,500	368,719	42,992	5,043,663
Phillips-Van Heusen Corporation		2008	910,000	0	1,212,868	0	466,158	87,942	43,515	2,720,483

[1]	This column represents credited service accrued by each of our Named Executive Officers.

[2]	The Stock Awards column represents the aggregate grant date fair value of restricted stock units and performance shares granted to each of our Named Executive Officers in the fiscal year listed. In addition, it includes the aggregate grant date fair value of restricted stock issued to Mr. Gehring in connection with our acquisition of Tommy Hilfiger in the second quarter of 2010. The following table sets forth for each of our Named Executive Officers the breakdown of restricted stock issued, and restricted stock units and performance shares awarded, for the listed fiscal years.

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					Total
					Reported in the
		Restricted	Restricted Stock	Performance Share	Stock Awards
	Fiscal	Stock	Units	Awards	Column
Name	Year	($)	($)	($)	($)

Emanuel Chirico
	2010	N/A	N/A	4,468,313	4,468,313
	2009	N/A	3,472,120	N/A	3,472,120
	2008	N/A	965,925	1,007,380	1,973,305
Michael A. Shaffer
	2010	N/A	358,413	1,140,223	1,498,636
	2009	N/A	253,294	N/A	253,294
	2008	N/A	300,713	96,140	396,853
Francis K. Duane
	2010	N/A	360,480	1,170,096	1,530,576
	2009	N/A	295,984	N/A	295,984
	2008	N/A	346,275	160,930	507,205
Fred Gehring
	2010	9,299,515	669,469	N/A	9,968,984
Paul Thomas Murry
	2010	N/A	246,328	1,170,096	1,416,424
	2009	N/A	210,604	N/A	210,604
	2008	N/A	154,913	127,490	282,403
Allen E. Sirkin
	2010	N/A	1,764,736	1,239,778	3,004,514
	2009	N/A	1,842,785	N/A	1,842,785
	2008	N/A	982,968	229,900	1,212,868

The fair value of the shares of restricted stock is equal to the closing price of our Common Stock on the date of grant multiplied by the number of shares issued. The fair value of the restricted stock units is equal to the closing price of our Common Stock on the date of grant multiplied by the number of restricted stock units granted. The fair value of an award of performance shares is equal to the closing price of our Common Stock on the date of grant, reduced for the present value of any dividends expected to be paid on our Common Stock during the performance cycle, as the performance shares do not accrue dividends prior to being earned. The number of performance shares included in the total fair value calculation is the target value set in the award agreement, as such amount represents the probable number of awards that will vest as of the date of grant. The fair value of the performance share awards at the maximum performance payout level on the date of grant was:

Name	2010	2009	2008

Emanuel Chirico	$9,434,464	N/A	$2,215,400
Michael A. Shaffer	2,280,382	N/A	192,280
Francis K. Duane	2,340,128	N/A	323,950
Fred Gehring	N/A	N/A	N/A
Paul Thomas Murry	2,340,128	N/A	257,070
Allen E. Sirkin	2,529,302	N/A	505,780

[3]	The Option Awards column represents the aggregate grant date fair value of stock option awards granted to each of our Named Executive Officers in the fiscal year listed. The fair value of each stock option award is estimated as of the grant date using the Black-Scholes-Merton option valuation model. The following summarizes the assumptions used to estimate the fair value of stock option awards granted in the fiscal year listed:

	2010	2009	2008

Weighted average estimated fair value	$26.82	$11.36	$12.11
Weighted average risk-free interest rate	2.47%	2.68%	2.78%
Weighted average dividend yield	0.25%	0.55%	0.41%
Weighted average expected volatility	42.94%	39.00%	29.50%
Weighted average expected option term, in years	6.25	6.65	6.25

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[4]	The compensation reported in this column includes payouts under our Performance Incentive Bonus Plan, a bonus plan set up for Mr. Gehring and other executives of Tommy Hilfiger, and our Long-Term Incentive Plan earned with respect to performance cycles ended with the fiscal year listed, as detailed in the table below.

		Performance			Total Non-Equity
		Incentive	Tommy Hilfiger	Long-Term Incentive	Incentive Plan
	Fiscal	Bonus Plan	Bonus Plan	Plan	Compensation
Name	Year	($)	($)	($)	($)

Emanuel Chirico
	2010	3,750,000	N/A	2,750,000	6,500,000
	2009	2,000,000	N/A	N/A	2,000,000
	2008	0	N/A	1,874,205	1,874,205
Michael A. Shaffer
	2010	1,050,000	N/A	240,000	1,290,000
	2009	712,500	N/A	N/A	712,500
	2008	0	N/A	N/A	0
Francis K. Duane
	2010	1,350,000	N/A	360,000	1,710,000
	2009	1,200,000	N/A	N/A	1,200,000
	2008	0	N/A	299,873	299,873
Fred Gehring
	2010	N/A	3,331,830	N/A	3,331,830
Paul Thomas Murry
	2010	1,350,000	N/A	360,000	1,710,000
	2009	1,275,000	N/A	N/A	1,275,000
	2008	0	N/A	N/A	0
Allen E. Sirkin
	2010	1,950,000	N/A	550,000	2,500,000
	2009	1,852,500	N/A	N/A	1,852,500
	2008	0	N/A	466,158	466,158

[5]	The amounts reported in this column consist of the changes in values under our Pension Plan, our Supplemental Pension Plan and each Named Executive Officer’s capital accumulation program agreement, if any, as follows:

					Change in
					Pension Value
			Change in	Change in	and Nonqualified
		Change in	Supplemental	Capital	Deferred
		Pension Plan	Pension Plan	Accumulation	Compensation
	Fiscal	Value	Value	Program Value	Earnings†
Name	Year	($)	($)	($)	($)

Emanuel Chirico
	2010	47,646	487,816	77,039	612,501
	2009	53,779	406,676	240,136	700,591
	2008	15,955	143,730	(59,457)	100,228
Michael A. Shaffer
	2010	36,951	108,823	N/A	145,774
	2009	43,662	61,815	N/A	105,477
	2008	8,937	31,023	N/A	39,960
Francis K. Duane
	2010	40,954	296,545	144,493	481,992
	2009	44,100	241,246	191,031	476,377
	2008	15,442	94,647	54,150	164,239
Fred Gehring
	2010	N/A	N/A	N/A	N/A
Paul Thomas Murry
	2010	46,883	383,655	N/A	430,538
	2009	45,775	263,181	N/A	308,956
	2008	23,956	201,298	N/A	225,254
Allen E. Sirkin
	2010	53,114	405,613	25,499	484,226
	2009	60,464	(137,784)	446,039	368,719
	2008	21,060	372,321	(305,439)	87,942

†	Additional information regarding our Pension Plan and our Supplemental Pension Plan is included in this section under the Pension Benefits table. Additional information regarding our capital accumulation program is included in this section under the heading “Termination of Employment and Change In Control Arrangements.”

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[6]	All Other Compensation includes perquisites and payments or contributions required to be made by us under our AIP, Supplemental Savings Plan and Executive Medical Reimbursement Insurance Plan.

In 2010, we made contributions under our AIP and our Supplemental Savings Plan in the amounts of $96,329 for Mr. Chirico; $42,403 for Mr. Shaffer; $63,267 for Mr. Duane; $63,371 for Mr. Murry; and $30,708 for Mr. Sirkin. In 2009, the amounts of the contributions were $31,225 for Mr. Chirico; $15,475 for Mr. Shaffer; $8,308 for Mr. Duane; $26,267 for Mr. Murry; and $29,342 for Mr. Sirkin. In 2008, the amounts of the contributions were $76,858 for Mr. Chirico; $30,735 for Mr. Shaffer; $49,618 for Mr. Duane; $63,961 for Mr. Murry; and $29,765 for Mr. Sirkin. In 2010, we also contributed $131,360 to the Zwitserleven Pensioen Plan (a Tommy Hilfiger defined contribution plan) for Mr. Gehring for the period from May 6, 2010 through the end of the fiscal year.

Our Executive Medical Reimbursement Insurance Plan covers eligible U.S. based employees, including our Named Executive Officers with the exception of Mr. Gehring, for most medical charges not covered by our basic medical plan, with most expenses subject to a specified annual maximum. We incurred $12,562 during 2010, $13,650 during 2009 and $13,750 during 2008 as annual premiums for coverage for each of our Named Executive Officers, with the exception of Mr. Gehring.

Perquisites received over the past three years have included clothing allowances and gym memberships. As part of the Tommy Hilfiger acquisition we acquired a car and driver, which are generally used for business purposes but Messrs. Chirico and Gehring are allowed certain personal usage of the service. See discussion on page 38. These amounts are not included in the table as they do not meet the threshold for disclosure, except in the case of Mr. Murry. In 2010, 2009 and 2008, Mr. Murry received a clothing allowance for purchases at our Calvin Klein Collection store. These perquisites provided Mr. Murry with a benefit of $19,914 in 2010, $19,538 in 2009 and $20,000 in 2008, which is included in his compensation in this column.

[7]	Mr. Gehring joined the Company as a Named Executive officer on May 6, 2010, the closing date of our acquisition of Tommy Hilfiger. Prior to joining the Company, Mr. Gehring was employed by Tommy Hilfiger since June 1, 1997. Mr. Gehring’s compensation is for the period from May 6, 2010 to January 30, 2011, and the Euro denominated portion of his compensation has been translated at a Euro to U.S. dollar exchange rate of 1.3066, which is the average exchange rate for such period.

GRANTS OF PLAN-BASED AWARDS

								All Other	All Other
								Stock	Option
								Awards:	Awards:	Exercise	Grant Date
		Estimated Future Payouts			Estimated Future Payouts			Number	Number of	or Base	Fair Value
		Under Non-Equity Incentive			Under Equity Incentive Plan			of Shares	Securities	Price of	of Stock
		Plan Awards			Awards			of Stock	Underlying	Option	and Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards[1]
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/sh)	($)

Emanuel Chirico	4/28/2010 [2]				11,798	31,461	70,788				1,991,167
	4/28/2010 [3]	468,750	1,875,000	3,750,000
	6/23/2010 [4]				24,415	48,830	97,660				2,477,146
Michael A. Shaffer	4/6/2010 [5]								19,300	60.08	514,152
	4/6/2010 [6]							5,100			306,408
	4/28/2010 [2]				1,180	2,360	4,719				149,365
	4/28/2010 [3]	150,000	450,000	1,050,000
	5/27/2010 [5]								3,500	56.04	86,730
	5/27/2010 [6]							928			52,005
	6/23/2010 [4]				9,766	19,532	39,064				990,858
Francis K. Duane	4/6/2010 [5]								22,500	60.08	599,400
	4/6/2010 [6]							6,000			360,480
	4/28/2010 [2]				1,416	2,832	5,663				179,238
	4/28/2010 [3]	135,000	540,000	1,350,000
	6/23/2010 [4]				9,766	19,532	39,064				990,858
Fred Gehring [7]	5/6/2010 [8]							153,940			9,299,515
	5/6/2010 [9]	833,610	1,665,915	3,331,830
	5/6/2010 [10]	1,633,250	3,266,500	6,533,000
	11/1/2010 [5]								37,468	61.60	1,022,127
	11/1/2010 [6]							10,868			669,469
Paul Thomas Murry	4/6/2010 [5]								15,500	60.08	412,920
	4/6/2010 [6]							4,100			246,328
	4/28/2010 [2]				1,416	2,832	5,663				179,238
	4/28/2010 [3]	135,000	540,000	1,350,000							990,858
	6/23/2010 [4]				9,766	19,522	39,064
Allen E. Sirkin	4/6/2010 [6]							20,800			1,249,664
	4/28/2010 [2]				1,573	3,933	8,652				248,920
	4/28/2010 [3]	200,000	750,000	1,950,000
	6/23/2010 [6]							10,060			515,072
	6/23/2010 [4]				9,766	19,532	39,064				990,858

[1]	Grant date fair values were computed in accordance with Financial Accounting Standards Board (“FASB”) guidance for stock-based compensation. The grant date fair value of performance based awards was determined using the target performance level.

[2]	These amounts represent potential payouts of performance share awards under our 2006 Stock Incentive Plan for the 2010-2011 performance cycle.

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[3]	These amounts represent potential payouts of cash awards under our Performance Incentive Bonus Plan with respect to 2010 performance.

[4]	These amounts represent potential payouts of Growth Incentive Plan performance share awards under our 2006 Stock Incentive Plan for the performance cycle commencing with the second quarter of 2010 and continuing through the first quarter of 2013.

[5]	These amounts represent stock options granted under our 2006 Stock Incentive Plan, which have a 10-year term and vest in four substantially equal installments on each of the first, second, third and fourth anniversaries of the date of grant.

[6]	These amounts represent restricted stock units granted under our 2006 Stock Incentive Plan. These restricted stock units vest in increments of 25.0%, 25.0% and 50.0% on the second, third and fourth anniversaries of the date of grant, respectively, and are settled by the delivery of stock as soon as practicable after each vesting date. In addition, the awards made to Messrs. Duane, Murry and Sirkin were subject to a performance condition requiring the achievement of adjusted net income at specified levels during any of the fiscal years from the year of grant through the fourth anniversary of grant. More specifically, the awards made to Messrs. Sirkin, Duane and Murry on April 6, 2010 required us to achieve $50,000,000 of adjusted net income for any of 2010, 2011, 2012 or 2013, and the award made to Mr. Sirkin on June 23, 2010 required us to achieve $30,000,000 of adjusted net income for the second, third and fourth quarters of 2010 (in the aggregate) or $50,000,000 of adjusted net income for any of 2011, 2012 or 2013. We achieved the required levels of adjusted net income in 2010 and, as a result, each of these officers will vest in his award(s), subject to his remaining employed by us through each of the service-based vesting dates.

[7]	Mr. Gehring’s cash award amounts are translated from Euros to U.S. dollars at a rate of 1.3066, which is the average exchange rate for the period from the date of grant to January 30, 2011, which was the last day of fiscal 2010. Mr. Gehring’s stock awards are translated from Euros to U.S. dollars at the exchange rate on the date of grant.

[8]	This amount represents shares of restricted stock granted to Mr. Gehring in connection with our acquisition of Tommy Hilfiger in the second quarter of 2010. The restricted stock was granted as part of the consideration for shares and/or interests in Tommy Hilfiger owned by certain Tommy Hilfiger employees, including Mr. Gehring, and was not granted under our 2006 Stock Incentive Plan. These shares of restricted stock fully vest on the second anniversary of the date of grant and are settled by the delivery of stock as soon as possible after the vesting date.

[9]	These amounts represent potential payouts of cash awards under a bonus plan established for Tommy Hilfiger executives for 2010, in which Mr. Gehring was a participant. See pages 31-32.

[10]	These amounts represent potential payouts of cash awards under our Tommy Hilfiger Growth and Retention Incentive Plan. See page 38.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE
AND GRANTS OF PLAN-BASED AWARDS TABLE

Employment Contracts

Emanuel Chirico

Our employment agreement with Emanuel Chirico, our Chief Executive Officer, outlines the compensation and benefits to be paid to him, provides for annual review of his salary (currently $1,250,000 per year) and permits upward adjustments of salary. In addition, the agreement sets forth his rights to severance upon termination of employment and the restrictive covenants in our favor to which he has agreed.

Generally, Mr. Chirico is entitled to severance only if his employment is terminated by us without “cause” or if he terminates his employment for “good reason.” “Cause” is generally defined as (1) gross negligence or willful misconduct in Mr. Chirico’s performance of the material responsibilities of his position, which results in material economic harm to us or our affiliates or in reputational harm causing demonstrable injury to us or our affiliates; (2) Mr. Chirico’s willful and continued failure to perform substantially his duties (other than any such failure resulting from incapacity due to physical or mental illness); (3) Mr. Chirico’s conviction of, or plea of guilty or nolo contendere to, a felony within the meaning of U.S. Federal, state or local law (other than a traffic violation); (4) Mr. Chirico’s having willfully divulged, furnished or made accessible any confidential information (as defined in the employment agreement); or (5) any act or failure to act by Mr. Chirico, which, under the provisions of applicable law, disqualifies him from acting in his position. “Good reason” is generally defined as (i) the assignment to Mr. Chirico of any duties inconsistent in any material respect with his position or any other action that results in a material diminution in such position; (ii) a reduction of base salary; (iii) the taking of any action that substantially diminishes (A) the aggregate value of Mr. Chirico’s total compensation opportunity, and/or (B) the aggregate value of the employee benefits provided to him; (iv) requiring that Mr. Chirico’s services be rendered primarily at a location or locations more than 35 miles from the Company’s principal executive offices; (v) solely after a change in control of the Company, a change in the Chairman of the Board of Directors such that neither the person holding such position immediately prior to the change in control nor Mr. Chirico is serving as the Chairman at any time during the one-year period following such change in control (other than as a result of such person’s cessation of service due to death or disability); or (vi) our failure to require any successor to assume expressly and agree to perform Mr. Chirico’s employment agreement.

In the event of a termination of employment without cause or for good reason (other than during the two-year period after a change in control), Mr. Chirico is entitled, subject to executing a release of claims in our favor, to two times the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). All such payments are payable in accordance with our payroll schedule in 48 substantially equal installments. The agreement provides that during the two-year period following Mr. Chirico’s termination of employment without cause or for good reason (other than during the two-year period after a change in control), medical, dental, life and disability insurance coverages are continued for Mr. Chirico (and his family, to the extent participating prior to termination of employment), subject to cessation if he obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages). Mr. Chirico is required to pay the active employee rate, if any, for such coverage. Mr. Chirico also is entitled, subject to executing a release of claims in our favor, to severance upon the termination of his employment by us without cause or by him for good reason within two years after a change in control of the Company (as defined in the agreement). In either such case, he will receive an aggregate amount equal to three times the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). This amount will be paid in a lump sum, if the change in control constitutes a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of

Section 409A). This amount will be paid in 72 substantially equal payments, if the change in control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” under Section 409A. Mr. Chirico also receives comparable medical, dental, life and disability insurance coverage for himself and his family for the three-year period immediately following such a termination. In addition, if the receipt of the foregoing severance would subject Mr. Chirico to the excise tax on excess parachute payments under section 4999 of the Internal Revenue Code, his severance would be reduced by the amount required to avoid the excise tax if such a reduction would give him a better after-tax result than if he received the full severance amount.

The agreement with Mr. Chirico also includes certain restrictive covenants in favor of the Company. The covenants include prohibitions during and following employment against his use of confidential information and soliciting our employees for employment by himself or anyone else and, other than following a termination without cause or for good reason, competing against us or accepting employment with a competitor and interfering with our business relationships.

Michael A. Shaffer

Our employment agreement with Michael A. Shaffer, our Executive Vice President and Chief Financial Officer, outlines the compensation and benefits to be paid to him, provides for an annual review of his salary (currently $600,000 per year) and permits upward adjustments of salary. In addition, the agreement sets forth his rights to severance upon termination of employment and the restrictive covenants in our favor to which he has agreed. Generally, Mr. Shaffer is entitled to severance only if employment is terminated by us without “cause” or if he terminates his employment for “good reason.” The definition of “cause” under Mr. Shaffer’s agreement is substantially the same as under Mr. Chirico’s employment agreement. “Good reason” is generally defined as (i) the assignment to Mr. Shaffer of any duties inconsistent in any material respect with his position or any other action that results in a material diminution in such position; (ii) a reduction of base salary; (iii) the taking of any action that substantially diminishes (A) the aggregate value of Mr. Shaffer’s total compensation opportunity, and/or (B) the aggregate value of the employee benefits provided to him; or (iv) requiring that Mr. Shaffer’s services be rendered primarily at a location or locations more than 75 miles from the Company’s principal executive offices.

In the event of a termination of employment without cause or for good reason (other than during the two-year period after a change in control), Mr. Shaffer is entitled, subject to executing a release of claims in our favor, to one and a half times the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). All such payments are payable in accordance with our payroll schedule in 36 substantially equal installments. The agreement provides that during the 18-month period following Mr. Shaffer’s termination of employment without cause or for good reason (other than during the two-year period after a change in control), medical, dental, life and disability insurance coverage are continued for Mr. Shaffer (and his family, to the extent participating prior to termination of employment), subject to cessation if he obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages). Mr. Shaffer is required to pay the active employee rate, if any, for such coverage. Mr. Shaffer also is entitled, subject to executing a release of claims in our favor, to severance upon the termination of his employment by us without cause or by him for good reason within two years after a change in control of the Company (as defined in the agreement). In either such case, Mr. Shaffer would receive an aggregate amount equal to two times the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). This amount will be paid in a lump sum, if the change in control constitutes a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A). This amount will be paid in 48 substantially equal payments, if the change in control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” under Section 409A. Mr. Shaffer also receives comparable medical, dental, life and disability insurance coverage for himself and his family for a two-year period after such a termination. In addition, if the receipt of the foregoing severance would subject Mr. Shaffer to the excise tax on excess parachute payments under section 4999 of the Internal Revenue Code, his severance would be reduced by the amount required to avoid the excise tax if such a reduction would give him a better after-tax result than if he received the full severance amount.

The agreement with Mr. Shaffer also includes certain restrictive covenants in favor of the Company. The covenants include prohibitions during and following employment against his use of confidential information and soliciting our employees for employment by himself or anyone else and, other than following a termination without cause or for good reason, interfering with our business relationships.

Fred Gehring

The employment agreement with Fred Gehring, the Chief Executive Officer of Tommy Hilfiger and PVH International Operations, outlines the compensation and benefits to be paid to him, provides for an annual review of his salary (currently €850,000 per year) and permits upward adjustments of salary. In addition, the agreement sets forth his rights to severance upon termination of employment and the restrictive covenants in our favor to which he has agreed. Generally, Mr. Gehring is entitled to severance only if employment is terminated by us without “cause” or if he terminates his employment for “good reason.” The definitions of “cause” and “good reason” under Mr. Gehring’s agreement are substantially the same as under Mr. Chirico’s employment agreement other than the exclusion of clause (v) of Mr. Chirico’s good reason definition.

Either party may terminate the employment agreement, subject to a notice period of 90 days for Mr. Gehring and 180 days for us, if applicable. The employment agreement automatically terminates upon the end of the month in which Mr. Gehring turns 65. In the event of a termination of employment without cause or for good reason Mr. Gehring is entitled, subject to executing a release of claims in our favor, to one and a half times the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). This amount will be paid in a lump sum. The agreement provides that during the 18-month period following Mr. Gehring’s termination of employment without cause or for good reason, medical, dental, life and disability insurance coverage are continued for Mr. Gehring (and his family, to the extent participating prior to termination of employment), subject to cessation if he obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages). Mr. Gehring is required to pay the active employee rate, if any, for such coverage. In the event of Mr. Gehring’s disability, which under the employment agreement means his disability for a 104-week period, Mr. Gehring is entitled to receive 70% of his base salary for the 104-week period, and we would be entitled to terminate his employment due to his disability if and when permitted by applicable law. In the event of Mr. Gehring’s death, the Company shall make a payment equal to 3 month’s base salary to his estate.

The agreement with Mr. Gehring also includes certain restrictive covenants in favor of the Company. The covenants include prohibitions during and following employment against his use of confidential information and soliciting our employees for employment by himself or anyone else and, other than following a termination without cause or for good reason, competing against us by accepting employment or being otherwise affiliated with a competitor listed on an exhibit to the employment agreement.

Allen E. Sirkin

Our employment agreement with Allen E. Sirkin, our President and Chief Operating Officer, outlines the compensation and benefits to be paid to him during his employment. The agreement expires on the date of our Annual Meeting of Stockholders in 2012. Mr. Sirkin’s employment agreement sets forth his annual base salary for each year during its term (currently $1,000,000). Additionally, Mr. Sirkin’s employment agreement guaranteed certain equity awards would be made to him in 2010 (and certain prior years). There is no guaranty for 2011 or 2012. Mr. Sirkin’s agreement also sets forth his rights to severance upon termination of employment. Generally, Mr. Sirkin is entitled to severance only if employment is terminated by us without “cause” or if he terminates his employment for “good reason.” The definitions of “cause” and “good reason” under Mr. Sirkin’s agreement are substantially the same as under Mr. Chirico’s employment agreement, other than for the exclusion of clause (v) of Mr. Chirico’s good reason definition.

In the event of a termination of employment without cause or for good reason (other than during the two-year period after a change in control), Mr. Sirkin is entitled, subject to executing a release of claims in our favor, to two times the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). All such payments are payable in accordance with our payroll schedule in 48 substantially equal installments. The agreement provides that during the period in which severance is paid following Mr. Sirkin’s termination of employment without cause or for good reason (other than during the two-year period after a change in control), medical, dental, life and disability insurance coverage are continued for Mr. Sirkin (and his family, to the extent participating prior to termination of employment), subject to cessation if he obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages). Mr. Sirkin is required to pay the active employee rate, if any, for such coverage. Mr. Sirkin also is entitled, subject to executing a release of claims in our favor, to severance upon the termination of his employment by us without cause or by him for good reason within two years after a change in control of the Company (as defined in the agreement). In either such case, Mr. Sirkin will receive an aggregate amount equal to two times the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). This amount will be paid in a lump sum, if the change in control constitutes a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A). This amount will be paid in 48 substantially equal payments, if the change in control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” under Section 409A. Mr. Sirkin also receives comparable medical, dental, life and disability insurance coverage for himself and his family for a two-year period after such a termination. In addition, if the receipt of the foregoing severance would subject Mr. Sirkin to the excise tax on excess parachute payments under section 4999 of the Internal Revenue Code, his severance would be reduced by the amount required to avoid the excise tax if such a reduction would give him a better after-tax result than if he received the full severance amount.

The agreement with Mr. Sirkin also includes certain restrictive covenants in favor of the Company. The covenants include prohibitions during and following employment against his use of confidential information and soliciting our employees for employment by himself or anyone else and, other than following a termination without cause or for good reason, competing against us or accepting employment with a competitor and interfering with our business relationships.

Francis K. Duane and Paul Thomas Murry

We have employment agreements with each of Messrs. Duane and Murry. These agreements outline the compensation and benefits to be paid to these executives during their employment. The agreements provide for an annual review of their respective salaries (currently $900,000 per year each for Mr. Duane and Mr. Murry) and permit upward adjustments of salary. In addition, the agreements set forth these executives’ rights to severance upon termination of employment. Generally, each of them is entitled to severance only if employment is terminated by us without “cause” or if he terminates his employment for “good reason.” The definitions of “cause” and “good reason” under these executives’ agreements are substantially the same as under Mr. Chirico’s employment agreement, other than for the exclusion of clause (v) of the good reason definition.

Each of these executives is entitled, subject to executing a release of claims in our favor, to one and a half times the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination) in the event of a termination of employment without cause or for good reason (other than during the two-year period after a change in control). All such payments are payable in accordance with our payroll schedule in 36 substantially equal installments. The agreement provides that during the 18-month period following the termination of either executive’s employment without cause or for good reason (other than during the two-year period after a change in control), medical, dental, life and disability insurance coverage are continued for such executive (and his family, to the extent participating prior to termination of employment), subject to cessation if the executive obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages). The executive is required to pay the active employee rate, if any, for such coverage. These executives also are entitled, subject to executing a release of claims in our favor, to severance upon the termination of their employment by us without cause or by them for good reason within two years after a change in control of the Company (as defined in the agreements). In either such case, the executive will receive an aggregate amount equal to two times the sum of his base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). This amount will be paid in a lump sum, if the change in control constitutes a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A). This amount will be paid in 48 substantially equal payments, if the change in control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” under Section 409A. These executives also receive comparable medical, dental, life and disability insurance coverage for themselves and their families for a two-year period after such a termination. In addition, if the receipt of the foregoing severance would subject the executive to the excise tax on excess parachute payments under section 4999 of the Internal Revenue Code, his severance would be reduced by the amount required to avoid the excise tax if such a reduction would give him a better after-tax result than if he received the full severance amount.

The agreements also include certain restrictive covenants in favor of the Company. The covenants include prohibitions during and after employment against the use of confidential information and soliciting our employees for employment by themselves or anyone else and, other than following a termination without cause or for good reason, competing against us or accepting employment with a competitor and interfering with our business relationships.

Other Arrangements

There are a number of other arrangements that would result in payments or other benefits to some or all of our Named Executive Officers upon a termination of employment or in the event of a change in control, in addition to the severance arrangements described above.

2006 Stock Incentive Plan; Stock Option Plans

Our 2006 Stock Incentive Plan provides for the granting of options (both incentive stock options and non-qualified stock options), restricted stock, restricted stock units, stock appreciation rights, performance shares and other stock-based awards. To date, we have only granted the following types of incentive awards under the plan: (i) service-based non-qualified stock options and restricted stock units; (ii) contingently issuable performance shares; and (iii) restricted stock units that satisfy the performance-based condition for deductibility under section 162(m) of the Code. We also have stock options (consisting of both incentive and non-qualified stock options) outstanding under stock option plans that have been terminated, except with respect to the outstanding options.

The following describes the effect upon stock options, restricted stock units and performance share awards in the event of a termination of employment or change in control.

Stock Options

All outstanding stock options, whether awarded under our 2006 Stock Incentive Plan or one of the terminated stock option plans, become immediately exercisable in full upon a change in control of the Company. In addition, in the event of the death or, for options granted prior to May 3, 2007, retirement of an optionee, all outstanding options generally become immediately exercisable. Options granted on or after May 3, 2007 are forfeited immediately if the recipient retires prior to December 31 of the year in which the options were granted but otherwise become immediately exercisable upon retirement. If such options are not thereafter exercised, they will expire, generally within three months after the qualification of the representative of such optionee’s estate in the event of such optionee’s death or three years of such optionee’s retirement. In all other circumstances, all unexercisable options will expire upon the termination of the optionee’s employment. If an optionee leaves our employ prior to his or her death or retirement, for any reason other than a termination for cause, any then exercisable options previously granted to but not exercised by such optionee will expire within 90 days of such optionee’s termination of employment. All exercisable options will expire upon an optionee’s termination of employment in the event an optionee is terminated for cause. Each of our Named Executive Officers, with the exception of Mr. Sirkin, holds options under one or more of these plans.

Restricted Stock Units

All outstanding restricted stock units vest in full in the event of the death of the recipient, as well as upon a change in control of the Company. Except with respect to certain grants of restricted stock units made to Mr. Chirico and Mr. Sirkin in 2008, 2009 and 2010 as discussed below, in the event of the retirement of a recipient of restricted stock units, all restricted stock units vest in full, except that restricted stock units granted after May 3, 2007 are forfeited immediately if the recipient retires prior to December 31 of the year in which the restricted stock units were granted. Mr. Chirico received a grant of restricted stock units in 2009 under which unvested restricted stock units would be forfeited upon retirement. Mr. Sirkin received grants of restricted stock units in 2008, 2009 and 2010 under which unvested restricted stock units would be forfeited upon his retirement if he retires prior to the date of our Annual Meeting of Stockholders to be held in calendar year 2011. If he retires on or after the date of the 2011 Annual Meeting of Stockholders, Mr. Sirkin’s restricted stock units granted in 2008, 2009 and 2010 will vest in full. When the recipient’s employment terminates for any other reason, unvested restricted stock units are forfeited immediately. Each of our Named Executive Officers holds restricted stock units.

Performance Share Awards

The following sets forth the effect upon performance share awards of certain triggering events occurring during a performance cycle:

Death	The participant’s estate will receive the target level payout, prorated to reflect the portion of the performance cycle worked by the participant.

Change in Control	The participant will receive the target level payout, prorated to reflect the portion of the performance cycle worked by the participant.

Disability	The participant will receive the payout, if any, that would have been payable to the participant for the performance cycle, prorated to reflect the portion of the performance cycle worked by the participant.

Retirement/Termination Without Cause	If at least 12 months of the performance cycle has elapsed, the participant will receive the payout, if any, that would have been payable to the participant for the performance cycle, prorated to reflect the portion of the performance cycle worked by the participant.

Termination For “Good Reason”[1]	If less than 12 months of the performance cycle has elapsed, the participant will not receive a payout.

[1]	“Good reason” is as defined under the participant’s employment agreement.

In all other cases, a participant must be employed by us on the last day of the performance cycle in order to remain eligible to receive an award. The payout payable in the event of death or a change in control will be paid within 30 days of death or the change in control, as the case may be, unless to do so would trigger the imposition of additional taxes under Section 409A of the Code, in which case payment will be delayed for six months and the amounts owed will accrue interest at a rate based on the 10-year Treasury bill. Each of our Named Executive Officers, with the exception of Mr. Gehring, has received performance share awards.

Performance Incentive Bonus Plan

We pay annual cash bonuses under our Performance Incentive Bonus Plan, based upon corporate and/or divisional performance. The following sets forth the effect upon Plan awards of certain triggering events occurring during a performance cycle:

Death	The participant’s estate will receive the target level bonus, prorated to reflect the portion of the performance cycle worked by the participant.

Change in Control	The participant will receive the target level bonus, prorated to reflect the portion of the performance cycle worked by the participant.

Disability/Retirement/ Termination Without Cause/Termination For “Good Reason”[1]	The participant will receive the bonus, if any, that would have been payable to the participant for the performance cycle, prorated to reflect the portion of the performance cycle worked by the participant.

[1]	“Good reason” is as defined under the participant’s employment agreement.

In all other cases, a participant must be employed by us at the end of the performance cycle in order to remain eligible to receive an award. The bonus payable in the event of death or a change in control will be paid within 30 days of death or the change in control, as the case may be, unless to do so would trigger the imposition of additional taxes under Section 409A of the Code, in which case payment will be delayed for six months and the amounts owed will accrue interest at a rate based on the 10-year Treasury bill. Each of our Named Executive Officers, other than Mr. Gehring, has been a participant in our Performance Incentive Bonus Plan.

Long-Term Incentive Plan

We make cash payments under our Long-Term Incentive Plan based upon corporate performance over performance cycles in excess of 12 months. The following sets forth the effect upon the Long-Term Incentive Plan awards of certain triggering events occurring during a performance cycle:

Death	The participant’s estate will receive the target level payout, prorated to reflect the portion of the performance cycle worked by the participant.

Change in Control	The participant will receive the target level payout, prorated to reflect the portion of the performance cycle worked by the participant.

Disability	The participant will receive the payout, if any, that would have been payable to the participant for the performance cycle, prorated to reflect the portion of the performance cycle worked by the participant.

Retirement/Termination Without Cause/ Termination For “Good Reason”[1]	If at least 12 months of the performance cycle has elapsed, the participant will receive the payout, if any, that would have been payable to the participant for the performance cycle, prorated to reflect the portion of the performance cycle worked by the participant. If less than 12 months of the performance cycle has elapsed, the participant will not receive a payout.

[1]	“Good reason” is as defined in the participant’s employment agreement.

In all other cases, a participant must be employed by us at the end of the performance cycle. The award payable in the event of death or a change in control will be paid within 30 days of death or the change in control, as the case may be, unless to do so would trigger the imposition of additional taxes under Section 409A of the Code, in which case payment will be delayed for six months and the amounts owed will accrue interest at a rate based on the 10-year Treasury bill. Each of our Named Executive Officers, with the exception of Mr. Gehring, has been a participant in our Long-Term Incentive Plan.

Tommy Hilfiger Growth and Retention Incentive Plan

We have established our Tommy Hilfiger Growth and Retention Incentive Plan to pay cash bonuses subject to Tommy Hilfiger achieving EBITDA for het three-year period after closing at performance levels established. The following sets forth the effect upon the Tommy Hilfiger Growth and Retention Incentive Plan awards of certain triggering events:

Death	The participant’s estate will receive a payout prorated to reflect the portion of the incentive period worked by the participant and actual achievement of the performance goal if the death is on or after the first anniversary of the closing of the Tommy Hilfiger acquisition. The payment will be made at the same time that the award would have been paid had no termination of employment had occurred.

Disability	The participant’s estate will receive a payout prorated to reflect the portion of the incentive period worked by the participant and actual achievement of the performance goal if the death is on or after the first anniversary of the closing. The payment will be made at the same time that the award would have been paid had no termination of employment had occurred.

Termination Without Cause	The participant will receive a payout prorated to reflect the portion of the incentive period worked by the participant, provided they have worked at least until the first anniversary of the closing. The payment will be made at the same time that the award would have been paid had no termination of employment had occurred.

Termination For “Good Reason”[1]	The participant will receive a payout prorated to reflect the portion of the incentive period worked by the participant, provided they have worked at least until the first anniversary of the closing. The payment will be made at the same time that the award would have been paid had no termination of employment had occurred.

[1]	“Good reason” is as defined in the participant’s employment agreement, if any.

In all other cases, a participant must be employed by us at the end of the three-year period. The payout will be made as soon as practicable following the end of the incentive period, but no later than 90 days following that date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

			OPTION AWARDS[1]				STOCK AWARDS
										Equity
										Incentive Plans
										Awards:
									Equity Incentive	Market or
									Plans Awards:	Payout Value
			Number of	Number of			Number of		Number of	of Unearned
			Securities	Securities			Shares or	Market Value	Unearned	Shares, Units,
			Underlying	Underlying			Units of	of Shares or	Shares, Units or	or Other
			Unexercised	Unexercised	Option		Stock That	Units of Stock	Other Rights	Rights That
			Options	Options	Exercise	Option	Have Not	That Have Not	That Have Not	Have Not
	Date		Exercisable	Unexercisable	Price	Expiration	Vested[2]	Vested[3]	Vested	Vested[3]
Name	of Grant		(#)	(#)	($)	Date	(#)	($)	(#)	($)

Emanuel Chirico	4/22/2002		10,000	0	14.92	4/22/2012
	4/2/2003		20,000	0	12.34	4/2/2013
	4/29/2004		120,000	0	18.53	4/29/2014
	3/3/2005		120,000	0	28.13	3/3/2015
	1/17/2006		120,000	0	35.63	1/17/2016
	3/27/2006		200,000	0	38.98	3/27/2016
	4/12/2007		52,500	17,500	58.57	4/12/2017
	4/9/2008		55,000	55,000	36.45	4/9/2018
	4/16/2009		39,000	117,000	26.11	4/16/2019
	6/25/2009		0	302,000	28.46	6/25/2019
	4/12/2007						8,750	507,938
	4/9/2008						19,875	1,153,744
	6/25/2009						122,000	7,082,100
	4/28/2010	[5]							11,798	684,874
	6/23/2010	[6]							24,415	1,417,291

Michael A. Shaffer	1/17/2006		20,000	0	35.63	1/17/2016
	3/27/2006		20,000	0	38.98	3/27/2016
	4/5/2007		15,000	5,000	58.60	4/5/2017
	4/9/2008		16,500	16,500	36.45	4/9/2018
	4/16/2009		8,500	25,500	26.11	4/16/2019
	4/6/2010		0	19,300	60.08	4/6/2020
	5/27/2010		0	3,500	56.04	5/27/2020
	4/5/2007						2,500	145,125
	4/9/2008						6,188	359,213
	6/25/2009						8,900	516,645
	4/6/2010						5,100	296,055
	5/27/2010						928	53,870
	4/28/2010	[5]							1,180	68,499
	6/23/2010	[6]							9,766	566,916

Francis K. Duane	1/17/2006		45,000	0	35.63	1/17/2016
	3/27/2006		10,000	0	38.98	3/27/2016
	4/5/2007		18,000	6,000	58.60	4/5/2017
	4/9/2008		19,500	19,500	36.45	4/9/2018
	4/16/2009		10,000	30,000	26.11	4/16/2019
	4/6/2010		0	22,500	60.08	4/6/2020
	4/5/2007						3,000	174,150
	4/9/2008						7,125	413,606
	6/25/2009						10,400	603,720
	4/6/2010	[4]					6,000	348,300
	4/28/2010	[5]							1,416	82,199
	6/23/2010	[6]							9,766	566,916

Fred Gehring	5/6/2010						153,940	8,936,217
	11/1/2010		0	37,468	61.60	11/1/2020
	11/1/2010						10,868	630,887

Paul Thomas Murry	4/5/2007		7,500	2,500	58.60	4/5/2017
	4/9/2008		9,000	9,000	36.45	4/9/2018
	4/16/2009		7,250	21,750	26.11	4/16/2019
	4/6/2010		0	15,500	60.08	4/6/2020
	4/5/2007						1,250	72,563
	4/9/2008						3,188	185,063
	6/25/2009						7,400	429,570
	4/6/2010	[4]					4,100	238,005
	4/28/2010	[5]							1,416	82,199
	6/23/2010	[6]							9,766	566,916

Allen E. Sirkin	4/5/2007						3,750	217,688
	4/9/2008						9,938	576,901
	7/1/2008						13,510	784,256
	6/25/2009						64,750	3,758,738
	4/6/2010	[4]					20,800	1,207,440
	6/23/2010	[4]					10,060	583,983
	4/28/2010	[5]							1,573	91,313
	6/23/2010	[6]							9,766	566,916

[1]	These awards consist of stock options that vest in four substantially equal installments on each of the first, second, third and fourth anniversaries of the date of grant, except for stock options granted on June 25, 2009 to Mr. Chirico, which vest in increments of 12.5%, 25.0%, 25.0%, 25.0% and 12.5% on the second, third, fourth, fifth and sixth anniversaries of the date of grant, respectively.

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[2]	These awards consist of (a) restricted stock units that vest in increments of 25.0%, 25.0% and 50.0% on the second, third and fourth anniversaries of the date of grant, respectively, except for the following awards: (i) restricted stock units granted on June 25, 2009 to Mr. Chirico, which vest in increments of 8.3%, 16.7%, 33.3%, 25.0% and 16.7% on the second, third, fourth, fifth and sixth anniversaries of the date of grant, respectively; and (ii) restricted stock units granted on July 1, 2008 to Mr. Sirkin, which vest in increments of 50.0% on each of the third and fourth anniversaries of the dates of grant; and (b) shares of restricted stock granted on May 6, 2010 to Mr. Gehring, which fully vest on the second anniversary of the date of grant. Certain of the restricted stock unit awards were also subject to our attainment of specific levels of adjusted net income in order to vest. In all cases, this condition has been satisfied.

[3]	The market value of unvested restricted stock units and unvested performance shares was calculated by multiplying the number of units or shares by $58.05, the closing stock price of our Common Stock on January 28, 2011, which was the last business day of 2010.

[4]	These awards also required that we achieve a specific level of adjusted net income, as defined in the award agreement, for any one of the performance periods set forth in the agreement in order to vest. The required level of income was achieved as of January 30, 2011.

[5]	These awards consist of performance shares at the threshold award level that would vest in January 2012 if the performance criteria are satisfied.

[6]	These awards consist of performance shares at the threshold award level that would vest in April 2013 if the performance criteria are satisfied.

OPTION EXERCISES AND STOCK VESTED

	OPTION AWARDS		STOCK AWARDS
	Number of shares		Number of shares
	acquired	Value realized	acquired upon	Value realized
	on exercise	on exercise [1]	vesting	upon vesting[2]
Name	(#)	($)	(#)	($)

Emanuel Chirico	0	0	11,000	689,720
Michael A. Shaffer	30,000	1,065,643	4,937	298,594
Francis K. Duane	0	0	6,582	396,027
Fred Gehring	0	0	0	0
Paul Thomas Murry	43,125	1,420,261	3,829	228,417
Allen E. Sirkin	299,936	9,543,832	8,752	527,067

[1]	The value realized on exercise equals the stock price of our Common Stock on the date of exercise less the grant date exercise price, multiplied by the number of shares acquired upon exercise.

[2]	The value realized upon vesting equals the stock price of our Common Stock on the date of vesting multiplied by the number of shares vested.

PENSION BENEFITS

		Number of
		years	Present value of	Payments
		credited	accumulated	during last
		service	benefit[1]	fiscal year
Name	Plan name	(#)	($)	($)

Emanuel Chirico	Pension Plan [2,3]	16.0833	241,117	0
	Supplemental Pension Plan [2,3]	16.0833	2,128,867	0
	Capital Accumulation Program [4]	10.0000	1,070,103	0
Michael A. Shaffer	Pension Plan [2,3]	19.5000	179,226	0
	Supplemental Pension Plan [2,3]	19.5000	317,126	0
Francis K. Duane	Pension Plan [2,3]	11.5833	188,761	0
	Supplemental Pension Plan [2,3]	11.5833	1,242,660	0
	Capital Accumulation Program [4]	5.0000	686,576	0
Fred Gehring		N/A	N/A	N/A
Paul Thomas Murry	Pension Plan [2,3]	7.9167	198,317	0
	Supplemental Pension Plan [2,3]	7.9167	1,490,328	0
Allen E. Sirkin	Pension Plan [2,3]	24.0000	691,489	0
	Supplemental Pension Plan [2,3]	24.0000	3,603,587	0
	Capital Accumulation Program [4]	10.0000	2,275,040	0

[1]	Please see Note 7, “Retirement and Benefit Plans,” in the Notes to Consolidated Financial Statements included in Item 8 of our Annual Report on Form 10-K for the year ended January 30, 2011 for the assumptions used in calculating the present value of the accumulated benefit. The present value of the accumulated benefit for the capital accumulation program was calculated using a settlement rate of 3.36%, which is equal to the 10-year Treasury bill rate on January 28, 2011, which was the last business day of 2010.

[2]	Pension Plan and Supplemental Pension Plan service credit and actuarial values are calculated as of January 30, 2011, which is the pension plan measurement date that we use for financial statement reporting purposes. Retirement age is the plan’s “normal” retirement age or the earliest time when a participant may retire without an age-based reduction.

[3]	Actuarial values are based on the RP-2000 (projected to 2018) mortality table.

[4]	Capital accumulation program credited service relates to the number of full years of vesting credit accrued by each of the applicable Named Executive Officers based on the effective date of his underlying agreement under the program. The benefit is fully vested after 10 years. Retirement age is the program’s “normal” retirement age or the earliest time when a participant may retire without an age-based reduction.

Defined Benefit Plans

Pension Plan

Our Pension Plan is a qualified defined benefit plan. This plan is open to U.S. based salaried, hourly-paid clerical and retail employees with a few exceptions. Salaried employees are eligible to participate in our Pension Plan on the first day of the calendar quarter after they have completed one year of service in which they have worked at least 1,000 hours.

The benefits under our Pension Plan are generally based on a participant’s career average compensation excluding relocation pay, sign-on bonus, clothing allowance, Long-Term Incentive Plan pay and education expenses. Pre-2000 benefits for current salaried employees are based on pre-2000 last five-years’ average compensation, unless the participant’s career average compensation is greater than the last five-years’ average.

The participant’s prior service benefit and future service benefit are added together to determine the total retirement benefit from our Pension Plan. The prior service benefit is calculated by taking 1.00% of the past service compensation, plus 0.50% of the past service compensation over the Social Security average breakpoint (dollar amount determined by the year in which the participant reaches Social Security Normal Retirement Age), multiplied by the prior benefit service at January 1, 2000. The future service benefit is calculated by taking 1.00% of each year’s future service compensation, plus 0.50% of each year’s future service compensation over the Social Security covered compensation breakpoint for each year of benefit service, assuming that the total benefit service (including prior service) does not exceed 35 years.

The pension benefits are vested after completion of five years of service or, if earlier, when the participant becomes totally and permanently disabled, or reaches age 65. The benefits of our Named Executive Officers under the Pension Plan are fully vested, with the exception of Mr. Gehring, who is not a participant in the plan. Mr. Sirkin, who is 69, is eligible to receive his pension benefits.

If a break in service occurs due to the birth or adoption of a child, or related childcare in a plan year in which a participant is credited with less than 501 hours of service, a participant will be credited with 501 hours of service to prevent a break in service. A participant will not incur a break in service due to any leave of absence in accordance with the provisions of the Family and Medical Leave Act of 1993 or on account of military duty, provided they return to work within the period in which they are entitled to re-employment under Federal law.

Pension benefits become payable on the first of the month following retirement, which is normally at age 65. Participants who have completed 10 or more years of service are eligible for early retirement, however, they must wait until they obtain age 55 before commencement of benefit payments. Participants who terminate employment prior to age 55 and have worked 10 or more years will receive reduced benefits based on the factors in the following table:

Early Retirement
Factor
Age At Commencement	55	40.00%

	56	43.00%

	57	46.00%

	58	50.00%

	59	55.00%

	60	60.00%

	61	66.00%

	62	73.00%

	63	81.00%

	64	90.00%

	65	100.00%

Messrs. Chirico, Duane and Shaffer are eligible for reduced early retirement benefits.

We will subsidize the early retirement benefit for participants who are at least age 55 and have 10 or more years of service when they retire as follows:

	Years of Service

Age At Commencement		10	11	12	13	14	15	16	17	18	19	20

	64	95.00%	95.15%	95.30%	95.45%	95.60%	95.75%	95.90%	96.05%	96.20%	96.35%	96.50%

	63	90.00%	90.30%	90.60%	90.90%	91.20%	91.50%	91.80%	92.10%	92.40%	92.70%	93.00%

	62	85.00%	85.45%	85.90%	86.35%	86.80%	87.25%	87.70%	88.15%	88.60%	89.05%	89.50%

	61	80.00%	80.60%	81.20%	81.80%	82.40%	83.00%	83.60%	84.20%	84.80%	85.40%	86.00%

	60	75.00%	75.75%	76.50%	77.25%	78.00%	78.75%	79.50%	80.25%	81.00%	81.75%	82.50%

	59	70.00%	70.90%	71.80%	72.70%	73.60%	74.50%	75.40%	76.30%	77.20%	78.10%	79.00%

	58	65.00%	66.05%	67.10%	68.15%	69.20%	70.25%	71.30%	72.35%	73.40%	74.45%	75.50%

	57	60.00%	61.20%	62.40%	63.60%	64.80%	66.00%	67.20%	68.40%	69.60%	70.80%	72.00%

	56	55.00%	56.35%	57.70%	59.05%	60.40%	61.75%	63.10%	64.45%	65.80%	67.15%	68.50%

	55	50.00%	51.50%	53.00%	54.50%	56.00%	57.50%	59.00%	60.50%	62.00%	63.50%	65.00%

	Early Retirement Factor

	Years of Service
Age At Commencement		21	22	23	24	25	26	27	28	29	30

	64	96.65%	96.80%	96.95%	97.10%	97.25%	97.40%	97.55%	97.70%	97.85%	98.00%

	63	93.30%	93.60%	93.90%	94.20%	94.50%	94.80%	95.10%	95.40%	95.70%	96.00%

	62	89.95%	90.40%	90.85%	91.30%	91.75%	92.20%	92.65%	93.10%	93.55%	94.00%

	61	86.60%	87.20%	87.80%	88.40%	89.00%	89.60%	90.20%	90.80%	91.40%	92.00%

	60	83.25%	84.00%	84.75%	85.50%	86.25%	87.00%	87.75%	88.50%	89.25%	90.00%

	59	79.90%	80.80%	81.70%	82.60%	83.50%	84.40%	85.30%	86.20%	87.10%	88.00%

	58	76.55%	77.60%	78.65%	79.70%	80.75%	81.80%	82.85%	83.90%	84.95%	86.00%

	57	73.20%	74.40%	75.60%	76.80%	78.00%	79.20%	80.40%	81.60%	82.80%	84.00%

	56	69.85%	71.20%	72.55%	73.90%	75.25%	76.60%	77.95%	79.30%	80.65%	82.00%

	55	66.50%	68.00%	69.50%	71.00%	72.50%	74.00%	75.50%	77.00%	78.50%	80.00%

	Early Retirement Factor

Mr. Murry is eligible for subsidized early retirement benefits.

Benefits under the Pension Plan become payable on the first of the month following retirement, normally at age 65, absent any election by a participant to commence the payment of benefits at a different time. Benefits are payable in one of the following ways:

◆ Life Only Annuity: If a participant is not married or married less than 12 months when payments begin and does not elect an optional payment method, he or she will receive the full amount of his or her benefit in equal monthly installments for the rest of his or her life. Payments begin on the first of the month following the retirement date. After death, no additional payments are made.

◆ 50% Joint & Survivor Annuity: If a participant is married for at least 12 months when payments begin, he or she will receive his or her benefit as a 50% Joint & Survivor Annuity absent election (and spousal consent) for an optional payment form. Under this option, a participant will receive a reduced monthly benefit during his or her lifetime. After the participant’s death, his or her spouse receives a benefit equal to 50% of the monthly benefit the participant was receiving. If the spouse dies before the participant, but after the participant begins receiving payments, the participant will continue to receive the same benefit amount during his or her lifetime and no additional payments are made after death.

◆ 100% (or 75% or 66 2/3%) Joint & Survivor Annuity: A participant will receive a reduced lifetime benefit under this option. The participant names a beneficiary and chooses the percentage of his or her benefit to continue to that individual after the participant’s death. After death, the beneficiary receives the percentage of benefit elected (100%, 75% or 66 2/3%) for the remainder of his or her life. The participant’s age at the date benefits commence, the beneficiary’s age and the percentage elected to continue after death affect the amount of the benefit received during the participant’s lifetime.

◆ Life & Period Certain Annuity: A participant will receive a reduced lifetime benefit in equal monthly installments with payments guaranteed for at least the period of time elected (between 1 and 15 years) under this option. Payments continue for the rest of the participant’s life even if he or she lives longer than the period of time elected. However, if the participant receives less than the minimum number of payments before death, the same monthly benefit continues to the beneficiary until the combined total number of installment payments are made.

◆ Full Refund Annuity: A participant will receive a reduced benefit for his or her lifetime, payable in equal monthly installments under this option. If the participant dies before receiving the full single lump sum value of his or her benefit, determined at the date he or she retires, the balance will be paid to his or her beneficiary in a single lump sum payment. In addition, payments will continue to be paid for the rest of the participant’s life, even if the guaranteed lump sum value is exceeded.

◆ Social Security Equalization: This option allows a participant to receive an increased monthly payment from the Plan initially if a participant retires early and begins receiving payments from the Plan before he or she is eligible for Social Security benefits. After Social Security benefits begin, the monthly payment from the Plan is reduced. This option does not provide any survivor benefits and, therefore, no benefit is payable after death.

Supplemental Pension Plan

Our Supplemental Pension Plan is a non-qualified defined benefit plan. Certain management and highly paid employees who are participants in our qualified Pension Plan, including our Named Executive Officers with the exception of Mr. Gehring, are eligible for benefits under our Supplemental Pension Plan.

Our Supplemental Pension Plan was created in order to provide deferred compensation to those management or highly compensated employees in an effort to promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out our long range plans and securing our continued growth and financial success.

Our Supplemental Pension Plan is designed to work in conjunction with our Pension Plan. The pension benefit outlined in our Pension Plan is calculated as if there were no compensation limits under the Code. The maximum benefit allowable is paid out under our Pension Plan and the balance is paid out under our Supplemental Pension Plan.

A participant in our Supplemental Pension Plan will not have any vested interest in such portion of his or her benefit under our Supplemental Pension Plan that accrues after January 1, 2007, unless the sum of his or her attained age and credited vesting years equals or exceeds 65, and while employed by us, he or she has reached age 50 and has completed at least 10 credited vesting years.

As part of the enrollment process, a participant may elect for benefits to be paid following termination in one of the following three ways:

•	In a lump sum within 60 days of termination of employment

•	In a lump sum deferred until January 1 of the year following termination of employment

•	In five equal annual installments commencing January of the year following termination of employment.

A participant may elect to change his or her benefit payment election (except in the year employment ends) but the new election must extend the commencement date of the benefit payment by at least five years.

Benefits under our Supplemental Pension Plan are unsecured and are generally payable from our general assets. Payments will be delayed if and to the extent payment within six months of the termination of employment will result in the imposition of additional taxes on the participant pursuant to Section 409A of the Code. Payments delayed due to the regulations promulgated under Section 409A will accrue interest during the deferral period at the 10-year Treasury bill rate in effect on the first business day of the plan year in which the delayed payment period commences.

Capital Accumulation Program

Our capital accumulation program is a non-qualified defined benefit program that was created to retain a select group of senior executives. Under the program, participants are party to individual agreements under which participants remaining in our employ for a period of 10 years from the date they enter into their agreement are entitled to receive payments equaling a specified benefit after the termination of their employment with us. The benefit vests over a five-year period, commencing on the fifth anniversary of the execution of the underlying agreement. Interest accrues on the benefit amount once it is fully vested and the participant has reached age 55. Interest is compounded annually and is equal to the average of the 10-year Treasury bill rate on the first day of each month until payment commences. The vested portion of the benefit (including any accrued interest) generally is paid in monthly installments over a 10-year period commencing after the participant reaches age 65.

The agreements provide that if a participant’s employment with us is terminated following a change in control (as defined), the full undiscounted value of the future payments to be made to the participant thereunder become immediately payable in a lump sum. The benefits under the capital accumulation program agreements are forfeited upon a termination of a participant’s employment for cause. Each participant’s rights are, however, subject to non-competition and non-disclosure restrictions that automatically terminate upon a change in control of the Company. Messrs. Chirico, Sirkin and Duane are each parties to an agreement with us under the capital accumulation program that provide for benefits of $2,000,000 each. Payments will be delayed if and to the extent payment within six months of the termination of employment will result in the imposition of additional taxes on the participant pursuant to Section 409A of the Code. Payments delayed due to the regulations promulgated under Section 409A will accrue interest during the deferral period at a rate per annum, equal to the average of the 10-year Treasury bill rate in effect on the first day of each calendar month during the delay period.

NONQUALIFIED DEFERRED COMPENSATION1

	Executive	Registrant
	Contributions	Contributions	Aggregate	Aggregate	Aggregate
	in Last	in Last	Earnings in	Withdrawals/	Balance at
	Fiscal Year	Fiscal Year[2]	Last Fiscal Year[3]	Distributions	Last Fiscal Year[4]
Name	($)	($)	($)	($)	($)

Emanuel Chirico	183,708	87,025	137,104	0	2,656,912
Michael A. Shaffer	66,925	33,463	37,747	0	556,701
Francis K. Duane	306,083	54,400	100,235	0	2,587,946
Fred Gehring	N/A	N/A	N/A	N/A	N/A
Paul Thomas Murry	388,042	57,275	105,999	0	2,985,595
Allen E. Sirkin	229,042	22,250	316,754	0	4,977,431

[1]	Our sole non-qualified deferred compensation plan is our Supplemental Savings Plan.

[2]	Amounts in this column are reported in the Summary Compensation Table as “All Other Compensation” for fiscal year 2010.

[3]	Amounts in this column are not reported in the Summary Compensation Table.

[4]	Of the amounts shown in this column, the following amounts were reported are included in All Other Compensation in the Summary Compensation Table: $87,025 for Mr. Chirico; $33,463 for Mr. Shaffer; $54,400 for Mr. Duane; $57,275 for Mr. Murry; and $22,250 for Mr. Sirkin. The following amounts were previously reported as compensation in the Summary Compensation Table in proxy statements for the prior fiscal years 2009 and 2008: $90,020 for Mr. Chirico; $28,892 for Mr. Shaffer; $54,400 for Mr. Duane; $75,892 for Mr. Murry; and $41,125 for Mr. Sirkin.

Supplemental Savings Plan

Our Supplemental Savings Plan is a non-qualified defined contribution plan that was designed to work in conjunction with our AIP to provide key management employees and certain “highly compensated employees” (as defined under the Internal Revenue Code) sufficient pre-tax retirement savings opportunities. The plan is available to employees with a minimum base salary of $150,000 who are eligible for and participate in our AIP, including all of our Named Executive Officers, with the exception of Mr. Gehring.

Contributions by a participating employee are based on his or her elected deferral rate up to 25% of base pay. Deferrals are directed first to a participant’s AIP account up to the maximum amount of eligible pay available under the law. Contributions not allowed under our AIP are made instead to our Supplemental Savings Plan. Eligible pay under our Supplemental Savings Plan includes all categories of pay eligible under the AIP, as well as payouts under our Performance Incentive Bonus Plan. A participant may elect to defer up to 25% of bonus compensation into his or her Supplemental Savings Plan account.

For our Supplemental Savings Plan, we contribute an amount equal to 100% of the first 2% of total compensation contributed by an employee and an amount equal to 25% of the next 4% of total compensation contributed by such employee. For the AIP, we contribute an amount equal to 100% of the first 1% of total compensation contributed by an employee and an amount equal to 50% of the next 5% of total compensation contributed by such employee.

Our Supplemental Savings Plan is an unfunded plan. Participant contributions and our matching contributions are not invested in actual securities or maintained in an independent trust for the exclusive benefit of plan participants. Instead, for technical and tax reasons, contributions to our Supplemental Savings Plan are retained as part of our general assets, a common corporate practice. Therefore, benefits are dependent on our ability to pay them when they become due.

Participant contributions, as well as our matching contributions for our named executive officers, are measured against the 10-year Treasury bill. These contributions accrue interest based on the rate of return for 10-year Treasury bills, as established on January 1 of each calendar year. Several of our Named Executive Officers have current “grandfathered” balances measured against our Common Stock. Although such balances are not invested in actual Common Stock, the balances are adjusted daily to reflect the fair market value of a share of our Common Stock.

A participant’s before-tax contributions in our Supplemental Savings Plan are immediately fully vested. Our matching contributions vest ratably from the second through the fifth year of employment or, if earlier, when the participant reaches age 65, dies, or becomes totally and permanently disabled.

POTENTIAL PAYMENTS UPON TERMINATION AND CHANGE IN CONTROL PROVISIONS

We maintain certain agreements, plans and programs that require us to provide compensation to our Named Executive Officers in the event of a termination of employment or a change in control. A description of these agreements, plans and programs is contained in this Proxy Statement under the heading “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards.”

The following tables disclose the potential payments upon termination of employment or change in control with respect to each of our Named Executive Officers. The assumptions used in calculating these amounts are set forth below the last table.

Emanuel Chirico

							Termination
							Without
					Termination		Cause or for
					Without Cause		Good Reason
	Voluntary				or for Good	Termination	Upon Change
	Termination at	Retirement at	Death at	Disability at	Reason at	for Cause at	in Control at
	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011[1]

Severance value[2]	0	0	0	0	6,250,000	0	9,375,000
Performance Incentive Bonus Plan[3]	0	0	0	0	0	0	0
Long-Term Incentive Plan[4]	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options[5]	0	0	13,861,160	0	0	0	13,861,160
Value of unvested restricted stock units[6]	0	0	8,743,781	0	0	0	8,743,781
Value of unvested performance shares[7]	0	0	1,621,801	3,471,912	0	0	1,621,801
Capital accumulation program[8]	1,039,953	1,039,953	1,495,130	1,039,953	1,039,953	0	2,000,000
Welfare benefits value[9]	0	0	0	0	55,180	0	82,770
Payout adjustment[10]	0	0	0	0	0	0	0
Total	$1,039,953	$1,039,953	$25,721,872	$4,511,865	$7,345,133	$0	$35,684,512

Michael A. Shaffer

							Termination
							Without
					Termination		Cause or for
					Without Cause		Good Reason
	Voluntary				or for Good	Termination	Upon Change
	Termination at	Retirement at	Death at	Disability at	Reason at	for Cause at	in Control at
	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011[1]

Severance value[2]	0	0	0	0	1,575,000	0	2,100,000
Performance Incentive Bonus Plan[3]	0	0	0	0	0	0	0
Long-Term Incentive Plan[4]	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options[5]	0	0	1,177,905	0	0	0	1,177,905
Value of unvested restricted stock units[6]	0	0	1,370,909	0	0	0	1,370,909
Value of unvested performance shares[7]	0	0	485,472	798,217	94,331	0	485,472
Capital accumulation program[8]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Welfare benefits value[9]	0	0	0	0	41,385	0	55,180
Payout adjustment[10]	0	0	0	0	0	0	(430,409)
Total	$0	$0	$3,034,286	$798,217	$1,710,716	$0	$4,759,057

Francis K. Duane

							Termination
							Without
					Termination		Cause or for
					Without Cause		Good Reason
	Voluntary				or for Good	Termination	Upon Change
	Termination at	Retirement at	Death at	Disability at	Reason at	for Cause at	in Control at
	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011[1]

Severance value[2]	0	0	0	0	2,160,000	0	2,880,000
Performance Incentive Bonus Plan[3]	0	0	0	0	0	0	0
Long-Term Incentive Plan[4]	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options[5]	0	0	1,379,400	0	0	0	1,379,400
Value of unvested restricted stock units[6]	0	0	1,539,776	0	0	0	1,539,776
Value of unvested performance shares[7]	0	0	589,149	888,426	157,141	0	589,149
Capital accumulation program[8]	95,621	95,621	1,495,130	95,621	95,621	0	2,000,000
Welfare benefits value[9]	0	0	0	0	41,385	0	55,180
Payout adjustment[10]	0	0	0	0	0	0	0
Total	$95,621	$95,621	$5,003,455	$984,047	$2,454,147	$0	$8,443,505

Fred Gehring

							Termination
							Without
					Termination		Cause or for
					Without Cause		Good Reason
	Voluntary				or for Good	Termination	Upon Change
	Termination at	Retirement at	Death at	Disability at	Reason at	for Cause at	in Control at
	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011[1]

Severance value[2,11]	0	0	290,955	0	3,491,460	0	3,491,460
Performance Incentive Bonus Plan[3]	0	0	0	0	0	0	0
Long-Term Incentive Plan[4]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value of “in the money” unexercisable stock options[5]	0	0	0	0	0	0	0
Value of unvested restricted stock units[6]	0	0	630,887	0	0	0	630,887
Value of unvested restricted stock[12]	0	0	8,936,217	8,936,217	8,936,217	0	8,936,217
Value of unvested performance shares[7]	0	0	0	0	0	0	0
Capital accumulation program[8]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Welfare benefits value[9,11]	0	0	0	0	13,451	0	13,451
Payout adjustment[10]	0	0	0	0	0	0	0
Total	$0	$0	$9,858,059	$8,936,217	$12,441,128	$0	$13,072,015

Paul Thomas Murry

							Termination
							Without
					Termination		Cause or for
					Without Cause		Good Reason
	Voluntary				or for Good	Termination	Upon Change
	Termination at	Retirement at	Death at	Disability at	Reason at	for Cause at	in Control at
	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011[1]

Severance value[2]	0	0	0	0	2,160,000	0	2,880,000
Performance Incentive Bonus Plan[3]	0	0	0	0	0	0	0
Long-Term Incentive Plan[4]	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options[5]	0	0	889,095	0	0	0	889,095
Value of unvested restricted stock units[6]	0	0	925,201	0	0	0	925,201
Value of unvested performance shares[7]	0	0	542,709	855,628	124,343	0	542,709
Capital accumulation program[8]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Welfare benefits value[9]	0	0	0	0	36,053	0	48,070
Payout adjustment[10]	0	0	0	0	0	0	0
Total	$0	$0	$2,357,005	$855,628	$2,320,396	$0	$5,285,075

Allen E. Sirkin

							Termination
							Without
					Termination		Cause or for
					Without Cause		Good Reason
	Voluntary				or for Good	Termination	Upon Change
	Termination at	Retirement at	Death at	Disability at	Reason at	for Cause at	in Control at
	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011	January 30, 2011[1]

Severance value[2]	0	0	0	0	3,500,000	0	3,500,000
Performance Incentive Bonus Plan[3]	0	0	0	0	0	0	0
Long-Term Incentive Plan[4]	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value of unvested restricted stock units[6]	0	4,686,841	7,129,004	0	0	0	7,129,004
Value of unvested performance shares[7]	206,948	206,948	716,888	1,024,989	206,948	0	716,888
Capital accumulation program[8]	2,746,986	2,746,986	2,746,986	2,746,986	2,746,986	0	3,674,577
Welfare benefits value[9]	0	0	0	0	48,070	0	48,070
Payout adjustment[10]	0	0	0	0	0	0	0
Total	$2,953,934	$7,640,775	$10,592,878	$3,771,975	$6,502,004	$0	$15,068,539

1	In the event of a change in control with no termination of employment, a Named Executive Officer would be entitled to all amounts (if any) set forth in this column, except for the amounts set forth on the rows entitled Severance value, Welfare benefits value and Payout adjustment.

2	Severance is calculated in accordance with the applicable Named Executive Officer’s employment agreement. In each case, for termination without cause or for good reason, is equal to a multiple of the sum of our Named Executive Officer’s base salary plus an amount equal to the bonus that would be payable if target level performance was achieved under the Company’s annual bonus plan (if any) in respect of the fiscal year during which termination occurs (or the prior fiscal year if bonus levels have not yet been established for the year of termination). For termination without cause or for good reason other than within two years after a change in control, the multiple is two for Messrs. Chirico and Sirkin and one and one half for Messrs. Duane, Gehring, Murry and Shaffer. For termination without cause or good reason within two years after a change in control, the multiple is three for Mr. Chirico, two for Messrs. Duane, Murry, Sirkin and Shaffer, and one and one half for Mr. Gehring. In addition, in the event of Mr. Gehring’s death, the Company would be required to make a payment equal to three months of his base salary.

3	A participant must be employed by the Company on the last day of the applicable performance cycle in order to remain eligible to receive a bonus under our Performance Incentive Bonus Plan, unless (i) the participant’s employment is terminated without Cause or for Good Reason; (ii) the participant dies, becomes disabled or retires, or; (iii) there is a change in control during the performance cycle. Therefore, if a termination of employment or change in control had occurred on January 30, 2011, each Named Executive Officer would have been entitled to receive his actual bonus for the performance cycle. The bonuses paid for 2010 are disclosed in “Compensation Discussion and Analysis—Short Term Incentives” and “Executive Compensation—Summary Compensation Table.”

4	A participant must be employed by the Company on the last day of the applicable performance cycle in order to remain eligible to receive a bonus under our Long-Term Incentive Bonus Plan, unless (i) the participant’s employment is terminated without Cause or for Good Reason; (ii) the participant dies, becomes disabled or retires, or; (iii) there is a change in control during the performance cycle. Therefore, if a termination of employment or change in control had occurred on January 30, 2011, each Named Executive Officer would have been entitled to receive his actual bonus for the performance cycle. The bonuses paid for 2010 are disclosed in “Compensation Discussion and Analysis—Long Term Incentives” and “Executive Compensation—Summary Compensation Table.”

5	Represents the value of unexercisable “in the money” stock options outstanding as of January 30, 2011, the vesting of which would accelerate upon death, a change in control or retirement. An amount of zero is included in the Retirement column for each of Messrs. Chirico, Shaffer, Gehring, Duane and Murry because none of them is eligible for retirement with respect to their unexercisable stock options. The value is equal to the difference between the closing price of our Common Stock on January 28, 2011, the last business day of 2010, and the per share exercise price of each stock option that would become exercisable, multiplied by the number of shares of our Common Stock receivable upon exercise.

6	Represents the value of unvested restricted stock units as of January 30, 2011, the vesting of which would accelerate upon death, a change in control or retirement. The value is equal to the closing price of our Common Stock on January 28, 2011, the last business day of 2010, multiplied by the number of shares of our Common Stock receivable upon vesting. Mr. Sirkin is retirement eligible with respect to his unvested restricted stock units as of January 30, 2011, excluding his restricted stock unit awards granted on July 1, 2008, June 23, 2010 and certain of his restricted stock unit awards granted on June 25, 2009, which will not be subject to accelerated vesting upon retirement unless Mr. Sirkin retires on or after the date of our Annual Meeting of Stockholders in 2011.

7	Awards of performance shares had been made under our 2006 Stock Incentive for the following performance cycles: 2008-2010, 2010-2011, and second quarter 2010 to first quarter 2013. All of our Named Executive Officers, with the exception of Mr. Gehring, are included in all performance cycles.

(Footnotes continued on following page)

(Footnotes continued from previous page)

The amounts set forth in this row represent the target or anticipated share payout levels for the 2008-2010 and 2010-2011 performance cycles, as provided below, multiplied by the closing price of our Common Stock on January 28, 2011, the last business day of 2010.

In regards to each of the performance cycles, in the event of disability, termination without cause or for good reason or, for Mr. Sirkin, who is retirement eligible, retirement, the amounts are based on the amount of our accruals with respect to the currently anticipated payouts for the performance cycle. In the event of death or a change in control (with or without an accompanying termination of employment), the amounts are based on the amounts that would otherwise have been payable to the grantee for the performance period if the plan target level were achieved. Any amounts payable in respect of the 2010-2011 and second quarter 2010 to first quarter 2013 performance cycles are prorated for one-half and one-quarter, respectively, of the target or anticipated payout level, as the case may be, representing the portion of the relevant performance cycle actually worked by our Named Executive Officers as of January 30, 2011. With respect to the 2008-2010 performance cycle and with respect only to Mr. Sirkin, the voluntary termination amount represents the payout subsequent to January 30, 2011 for such performance cycle.

8	Messrs. Chirico, Duane and Sirkin are our only Named Executive Officers who are parties to agreements with us under our capital accumulation program. See the discussion of the program under the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.” All benefits, other than the payment to be made in connection with a change in control, are paid monthly over a 10-year period. The payouts shown include, where applicable, the interest that participants receive on the vested portion of their benefit for the period after the date on which they are scheduled to fully vest until payment. For Mr. Chirico, interest is assumed to accrue at the 10-year Treasury bill rate on January 28, 2011, the last business day of 2010, as he is not currently eligible to receive interest on his benefit. For Mr. Sirkin, interest is assumed to accrue at the rate of 4.58% per annum, which is the average 10-year Treasury bill rate currently applicable under his agreement. The total value shown of the 120 payments is discounted to a present value using a rate of 6.09%.

Amounts shown in the Voluntary Termination column represent, where applicable, a prorated portion of the total benefit for the participant, based on vesting. Mr. Chirico and Mr. Sirkin were fully vested and 10% of Mr. Duane’s benefit has vested as of January 30, 2011.

Retirement – The capital accumulation program agreements do not specifically provide for payment upon retirement. The amounts shown in the retirement column represent the amounts payable, if any, upon voluntary termination of employment.

Amounts shown in the Death column represent the present value of the full benefit for each participant as of January 30, 2011.

Disability – The capital accumulation program agreements do not specifically provide for payment upon disability. The amounts shown in the disability column represent the amounts payable, if any, upon voluntary termination of employment.

Amounts shown in the Termination Without Cause or for Good Reason column represent, where applicable, a prorated portion of the total benefit for the participant, based on vesting. Mr. Chirico and Mr. Sirkin were fully vested and 10% of Mr. Duane’s benefit has vested as of January 30, 2011.

Termination for Cause – We do not have any obligation to make payments to Messrs. Chirico, Duane or Sirkin in the event employment terminates for cause.

Amounts shown in the Termination Without Cause or for Good Reason Upon Change in Control column represent a lump sum payment for the full benefit for each of Messrs. Chirico, Duane and Sirkin.

Payments will be delayed if and to the extent payment within six months of the termination of employment will result in the imposition of additional taxes on the participant pursuant to Section 409A of the Internal Revenue Code. Payments delayed due to the regulations promulgated under Section 409A will accrue interest during the deferral period at a rate per annum, equal to the average of the 10-year Treasury bill rate in effect on the first day of each calendar month during the delay period.

9	The amounts shown represent the cost of welfare benefits, including medical, dental, life and disability coverage, that our Named Executive Officers would have received under their employment agreements if their employment had been terminated without cause or for good reason on January 30, 2011. Such benefits are not receivable if their employment is terminated for any other reason. Those benefits would continue for two years for Messrs. Chirico and Sirkin and one and one half years for Messrs. Duane, Gehring, Murry and Shaffer, other than if the termination occurred within two years after a change in control. Those benefits would continue for three years for Mr. Chirico, two years for Messrs. Shaffer, Duane, Murry and Sirkin and one and one half years for Mr. Gehring, if the termination occurred within two years after a change in control.

10	If any of our Named Executive Officers, with the exception of Mr. Gehring, would become subject to the Federal excise tax on excess parachute payments under section 4999 of the Internal Revenue Code, as a result of the amount of his termination payments under a change in control, then such termination payments would be reduced as necessary to maximize each Named Executive Officer’s respective after-tax termination payout.

11	Mr. Gehring’s potential severance payments and welfare benefits upon termination have been translated at the Euro to U.S. Dollar exchange rate of 1.3692, which is the closing rate on January 30, 2011.

12	Represents the value of unvested shares of restricted stock as of January 30, 2011, the vesting of which would accelerate upon death, disability, termination without cause or a change in control. An amount of zero is included in the Retirement column because Mr. Gehring is not eligible for retirement. The value is equal to the closing price of our Common Stock on January 28, 2011, which was the last business day of 2010, multiplied by the number of shares of our Common Stock receivable upon vesting.

RISK CONSIDERATIONS IN COMPENSATION PROGRAMS

Because performance-based incentives play a large role in our compensation program, we believe that it is important to ensure that these incentives do not result in our employees taking actions that may conflict with our long-term best interests. We address this issue in several ways.

Pay Mix. We believe that base salaries are a sufficient component of total compensation. Additionally, incentive compensation is heavily weighted towards long-term components. These factors discourage risk taking.

Performance Plan Leverage. There is a limit on the maximum amount that an employee can receive in connection with our Performance Incentive Bonus Plan, our annual management bonus programs, our Long-Term Incentive Plan and performance share awards. This mitigates against the risks that the employee may take.

Long-Term Performance. Long-Term Incentive Plan and performance share awards are typically based upon our earnings per share and return on equity over a two- or three-year period, which mitigates against the taking of short-term risks and are goals that align management with stockholder interests.

Vesting Over Extended Periods. Options and restricted stock units generally do not vest fully for four years. This longer term discourages unnecessary or excessive risk taking. Additionally, our Insider Trading Policy prohibits hedging and other activities that could offset the benefits of having these as long-term awards.

Performance Metrics and Goals. The earnings goals under our Performance Incentive Bonus Plan, in which our senior executives participate, including our Named Executive Officers, are based upon budgeted earnings levels that are reviewed and approved by our Board of Directors and that we believe are sufficiently challenging but attainable without the need to take inappropriate risks or make material changes to our business or strategy. The bonuses payable under the annual management bonus programs, in which certain other employees participate, are based on the same performance measures (e.g., earnings per share and/or divisional earnings) established in accordance with our Performance Incentive Bonus Plan for the senior executive to whom they report or such other measure consistent with our Performance Incentive Bonus Plan but reflecting only the part of such senior executive’s division in which the participant has responsibility. These measures are consistent with stockholder interests. The only other bonus plan we have in which employees may receive bonuses based upon financial metrics that differ from those in our Performance Incentive Bonus Plan and our annual management bonus program provide de minimis bonuses.

Recoupment. Our Performance Incentive Bonus Plan, Long-Term Incentive Plan and 2006 Stock Incentive Plan provide for recoupment and/or cancellation of part or all of a participant’s bonuses and awards in the event we restate our financial results to correct a material error or inaccuracy resulting in whole or in part from the fraud or intentional misconduct of the participant. In the case of the 2006 Stock Incentive Plan, this recoupment and/or cancellation of a participant’s awards is limited to participants who are members of our senior executive group.

Equity Ownership. Because incentive compensation has a large stock component to it, the value is best realized through long-term appreciation of stockholder value, especially when coupled with our stock ownership guidelines for our Named Executive Officers, which expose our Named Executive Officers to the loss of the value of the retained equity if stock appreciation is jeopardized.

The above items were identified in a risk assessment of each component of our Named Executive Officers’ compensation that was performed by our compensation consultant and presented to the Compensation Committee. The assessment also looked at the impact of compensation on risks identified as part of our enterprise risk management program and reached the same conclusion for the same reasons. We believe that the assessment is applicable to the potential risks arising in connection with compensating our other employees as well, due to the similarities between compensating our Named Executive Officers and our other employees. As a result of the risk assessment performed by our compensation consultant and the factors discussed in this section, we do not believe that there are any risks arising from our compensation policies and practices that are reasonably likely to have a material adverse effect on us.

DIRECTOR COMPENSATION

Each of our non-employee directors receives an annual retainer of $45,000 for his or her services as a director, $2,000 for each Board of Directors’ meeting attended in person (plus expenses), and $1,000 for each telephonic meeting and meeting attended telephonically. In addition, each of our directors who is a member of the Audit Committee receives an additional fee of $2,500 for each committee meeting attended in person (plus expenses) and $1,250 for each meeting attended telephonically. Each of our directors who is a member of the Compensation Committee, the Nominating & Governance Committee or Corporate Social Responsibility Committee receives an additional fee of $1,500 for each committee meeting attended in person (plus expenses) and $750 for each telephonic meeting and meeting attended telephonically. The Chairman of the Audit Committee also receives an additional retainer of $15,000. The Chairpersons of the Compensation Committee, Nominating & Governance Committee and Corporate Social Responsibility Committee also receive an additional retainer of $10,000. The presiding director also receives an additional retainer of $20,000. Each of our outside directors also received on June 24, 2010 a grant of 2,515 restricted stock units of our Common Stock for his or her services as a director. Notwithstanding the foregoing, we do not pay fees or make equity grants to non-employee directors who are designated for election by a stockholder having director nomination rights.

Our non-employee directors generally do not receive any benefits or perquisites, other than discounts to our retail stores available to all employees.

Our non-employee directors (other than directors designated for election by a stockholder having director nomination rights) are required to own Common Stock with a value equal to five times the annual cash retainer payable to directors. Non-employee directors have five years from the later of May 1, 2008 or the date of their election as directors to attain this ownership level. All of our non-employee directors subject to this requirement are in compliance as of the date of this Proxy Statement, although compliance is not required for another two years.

	Fees Earned or	Stock	Option	All Other
	Paid in Cash[1]	Awards[2,3]	Awards[3]	Compensation	Total
Name	($)	($)	($)	($)	($)

Mary Baglivo	73,250	125,021	N/A	N/A	198,271
Edward H. Cohen	78,750	125,021	N/A	N/A	203,771
Joseph B. Fuller	71,750	125,021	N/A	N/A	196,771
Margaret L. Jenkins	64,250	125,021	N/A	N/A	189,271
David A. Landau	N/A	N/A	N/A	N/A	0
Bruce Maggin	91,250	125,021	N/A	N/A	216,271
V. James Marino	63,250	125,021	N/A	N/A	188,271
Henry Nasella	98,250	125,021	N/A	N/A	223,271
Rita M. Rodriguez	86,250	125,021	N/A	N/A	211,271
Craig Rydin	73,250	125,021	N/A	N/A	198,271
Christian Stahl	N/A	N/A	N/A	N/A	0

1	The fees earned or paid in cash to the directors consist of the following:

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	Annual	Board of	Committee	Committee	Presiding
	Director	Director	Chair	Meeting	Director
	Fees	Meeting Fees	Fees	Fees	Fee	Total
	($)	($)	($)	($)	($)	($)

Mary Baglivo	42,500	15,000	N/A	15,750	N/A	73,250
Edward H. Cohen	42,500	15,000	N/A	21,250	N/A	78,750
Joseph B. Fuller	42,500	15,000	7,500	6,750	N/A	71,750
Margaret L. Jenkins	42,500	15,000	N/A	6,750	N/A	64,250
David A. Landau	N/A	N/A	N/A	N/A	N/A	N/A
Bruce Maggin	42,500	15,000	12,500	21,250	N/A	91,250
V. James Marino	42,500	14,000	N/A	6,750	N/A	63,250
Henry Nasella	42,500	15,000	7,500	15,750	17,500	98,250
Rita M. Rodriguez	42,500	15,000	7,500	21,250	N/A	86,250
Craig Rydin	42,500	15,000	N/A	15,750	N/A	73,250
Christian Stahl	N/A	N/A	N/A	N/A	N/A	N/A

2	The Stock Awards column represents the aggregate grant date fair value of restricted stock units granted to our directors in 2010. Restricted stock units were the only stock-based awards granted to our directors in 2010. The fair value of restricted stock units is equal to $49.71, the closing price of our Common Stock on the date of grant, multiplied by the number of restricted stock units granted to each director.

3	The number of options and restricted stock units outstanding for each of our directors as of January 30, 2011 was as follows:

	Option	Stock
	Awards	Awards
	(#)	(#)

Mary Baglivo	N/A	7,270
Edward H. Cohen	48,000	11,175	(a)
Joseph B. Fuller	56,000	11,175	(a)
Margaret L. Jenkins	2,500	7,270
David A. Landau	N/A	N/A
Bruce Maggin	48,000	9,675	(b)
V. James Marino	N/A	7,270
Henry Nasella	20,000	11,175	(a)
Rita M. Rodriguez	20,000	7,270
Craig Rydin	10,000	9,695	(c)
Christian Stahl	N/A	N/A

(a)	Settlement of 3,905 of these outstanding awards has been deferred, pursuant to the director’s election, as permitted under our 2006 Stock Incentive Plan.

(b)	Settlement of 2,405 of these outstanding awards has been deferred, pursuant to the director’s election, as permitted under our 2006 Stock Incentive Plan.

(c)	Settlement of 2,425 of these outstanding awards has been deferred, pursuant to the director’s election, as permitted under our 2006 Stock Incentive Plan.

TRANSACTIONS WITH RELATED PERSONS

Public issuers, such as us, must disclose certain transactions with “related persons” under a rule of the SEC. These are transactions, subject to certain exceptions, in which we are a participant where the amount involved exceeds $120,000, and

•	a current director or executive officer;

•	a person who during our most recently completed fiscal year served as a director or executive officer;

•	a nominee for director;

•	or holder of more than 5% of our Common Stock or Series A convertible preferred stock; or

•	an immediate family member of any of the foregoing persons

has a direct or indirect material interest. We have been participants in the following transactions that are required to be disclosed in this Proxy Statement pursuant to the referenced SEC rule:

•	David Sirkin, the son of Allen E. Sirkin, our President and Chief Operating Officer, has worked for us since July 2007. David Sirkin is employed as an Executive Vice President in our Dress Furnishings Group and was paid $298,364 for 2010.

•	In March 2010, we entered into a Securities Purchase Agreement with LNK Partners, pursuant to which we agreed, among other things, to sell to such investors 4,000 shares of our Series A convertible preferred stock for an aggregate purchase price of $100.0 million, to reimburse the investors’ reasonable legal fees and expenses, subject to an agreed-upon cap, and to pay to PVH Investment Holdings, LLC a commitment fee of $1.0 million and a transaction fee of $4.0 million. David A. Landau, one of our directors, is the sole owner and sole managing member of LNK Partners’ ultimate general partner and is the sole owner of PVH Investment Holdings, LLC. Other than by virtue of Mr. Landau’s control of both LNK Partners and PVH Investment Holdings, LLC, PVH Investment Holdings, LLC is not affiliated with LNK Partners or any of our “related persons” described above. Mr. Nasella is a limited partner of the general partner and has a less than 1% indirect capital commitment in, and Mr. Cohen is a limited partner in, LNK Partners.

•	In March 2010, we entered into a Securities Purchase Agreement with MSD Brand, pursuant to which we agreed, among other things, to sell to MSD Brand 4,000 shares of our Series A convertible preferred stock for an aggregate purchase price of $100.0 million, and to reimburse MSD Brand’s reasonable legal fees and expenses, subject to an agreed-upon cap.

•	In May 2010, we completed the acquisition of Tommy Hilfiger for €1.924 billion in cash and approximately 8,200,000 shares of Common Stock. Affiliates of Apax Partners, L.P., of which Christian Stahl, one of our directors, is a partner, were significant shareholders of Tommy Hilfiger and received an aggregate of approximately €1.148 billion in cash and 5,463,435 shares of Common Stock. Fred Gehring, one of our directors and the Chief Executive Officer of Tommy Hilfiger and PVH International Operations, was also an indirect shareholder of Tommy Hilfiger. In exchange for Mr. Gehring’s ownership interest in Tommy Hilfiger, we paid €70,597,408 in cash and issued 1,402,371 shares of Common Stock (a portion of which shares are currently held in escrow pursuant to the terms of various agreements entered into in connection with the acquisition). Mr. Gehring’s portion of the purchase price, which included a portion allocable to his daughters, but now allocable to him, is currently held through Elmira 5. See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the beneficial ownership of the shares of Common Stock owned by the Apax affiliates, Mr. Gehring and Elmira 5.

•	Paul Gehring, the brother of Mr. Gehring, is the owner of Gehring & Heijdenrijk B.V., a picture framing business, which is a vendor to TH Retail and TH Creative Services, divisions of Tommy Hilfiger. Tommy Hilfiger has paid €395,856 for the period commencing on May 6, 2010 (the date the Company acquired Tommy Hilfiger) and ending on January 30, 2011 to Gehring & Heijdenrijk

B.V. for goods and services provided to TH Retail and TH Creative Services. Gehring & Heijdenrijk B.V. was selected as a vendor in 2009 by TH Retail and TH Creative Services pursuant to a competitive tender process. We intend to continue purchasing goods and services from Gehring & Heijdenrijk B.V. going forward.

The Audit Committee’s charter requires that the Committee review and approve all transactions between us and any director or executive officer that will, or is reasonably likely to require disclosure under the SEC’s rules referred to above. In determining whether to approve any such transaction, the Committee will consider the following factors, among others, to the extent relevant to the transaction:

•	whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related person;

•	whether there are business reasons for the Company to enter into the transaction;

•	whether the transaction would impair the independence of an outside director; and

•	whether the transaction would present an improper conflict of interest for a director or executive officer, taking into consideration such factors as the Committee deems relevant, such as the size of the transaction, the overall financial position of the individual, the direct or indirect nature of the individual’s interest in the transaction and the ongoing nature of any proposed relationship.

Additionally, under our Code of Business Conduct & Ethics and Conflict of Interest Policy, our directors and our employees, including our executive officers, have a duty to report all potential conflicts of interests, including transactions with related persons. We have established procedures for reviewing and approving disclosures under the policy, and all disclosures are also discussed annually with the Audit Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mary Baglivo, Henry Nasella and Craig Rydin were members of the Compensation Committee for the entirety of 2010. No other person served as a member of the Committee during our fiscal year ended January 30, 2011. There were no interlocks or relationships involving any of the individuals who served on the Committee during 2010 that are required to be disclosed under the SEC’s rules or the SEC’s proxy regulations.

AUDIT COMMITTEE REPORT

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors audit the Company’s financial statements and express an opinion on the financial statements based on their audit. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors.

As part of its oversight of the Company’s financial statements and reporting process, the Audit Committee has met and held discussions with Company management, the Company’s internal auditing staff and Ernst & Young LLP, the Company’s independent auditors. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Committee concerning independence, and has discussed with the independent auditors the auditors’ independence from the Company and its management. The Committee has also considered whether the independent auditors’ provision of other non-audit services to the Company is compatible with the auditors’ independence.

The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended January 30, 2011, as filed with the SEC. The Committee also has recommended, subject to stockholder approval, the selection of the Company’s independent auditors.

The members of the Audit Committee reviewed on a quarterly basis the Company’s earnings releases and, as applicable, its Quarterly Reports on Form 10-Q, Annual Report on Form 10-K, and earnings guidance issued outside of quarterly earnings releases. In addition, the Committee met quarterly with Company management and the Company’s independent auditors to discuss the earnings releases, as well as when needed in conjunction with earnings guidance issued other than in quarterly earnings releases.

Audit Committee

Bruce Maggin, Chairman
Edward H. Cohen
Rita M. Rodriguez

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION
TO CHANGE THE NAME OF THE COMPANY

Overview

The Board of Directors has unanimously adopted and approved, and recommends that stockholders adopt and approve, the following amendment to Article FIRST of our Certificate of Incorporation, as amended, which would change our name from “Phillips-Van Heusen Corporation” to “PVH Corp.”:

The Certificate of Incorporation of the Company is hereby amended by deleting Article FIRST of the Certificate of Incorporation of the Corporation in its entirety and substituting in lieu thereof, the following:

“FIRST: The name of the Corporation is PVH Corp.”

If the stockholders approve this proposal, we will file a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware to change our name. Upon filing the Certificate of Amendment, our name will become “PVH Corp.”

Reasons for Name Change

As our Company has grown, our business has grown well beyond our Van Heusen brand. We have become one of the largest apparel companies in the world. Our brand portfolio now consists of nationally recognized brand names, including Calvin Klein, Van Heusen, IZOD, Bass, ARROW, Eagle and Tommy Hilfiger, which are owned, and Geoffrey Beene, Kenneth Cole New York, Kenneth Cole Reaction, Sean John, JOE Joseph Abboud, MICHAEL Michael Kors, Michael Kors Collection, CHAPS, Donald J. Trump Signature Collection, DKNY, Elie Tahari, Nautica, Ike Behar, Ted Baker, J. Garcia, Claiborne, Robert Graham, U.S. POLO ASSN., Axcess, Jones New York and Timberland, which are licensed.

As a result of our broad brand portfolio, we believe that the focus upon our Van Heusen brand in our corporate name is no longer needed or beneficial. In fact, many of our wholesale customers, and other partners with whom we transact business, refer to our company as “PVH.” The new name will further allow us to take advantage of the substantial name recognition of “PVH.” The new name will also eliminate much of the need to explain to customers and other business partners the corporate connection between “Van Heusen” and our other brands.

The Board of Directors recommends a vote FOR the amendment to our Certificate of Incorporation to change our name. Proxies received in response to this solicitation will be voted FOR this proposal unless otherwise specified in a proxy.

APPROVAL OF THE MATERIAL TERMS OF THE 2006 STOCK INCENTIVE PLAN

Introduction and Board Recommendation

The stockholders are being asked to consider and approve the material terms of our 2006 Stock Incentive Plan so that compensation payable under the plan to certain executive officers is tax deductible under Section 162(m) of the Code.

Section 162(m) of the Code places a limit of $1,000,000 on the amount we may deduct in any one year for compensation paid to our chief executive officer and each of our other three most highly-paid executive officers other than our chief financial officer. Compensation that qualifies as performance-based compensation for purposes of Section 162(m) is not subject to this deductibility limit. For awards intended to qualify for this exception to so qualify, stockholders must approve the material terms of the plan under which the incentives are paid. The Board of Directors is now submitting the material terms of the our 2006 Stock Incentive Plan for approval at the 2011 Annual Meeting of Stockholders so that awards under our 2006 Stock Incentive Plan can qualify as performance-based compensation for purposes of Section 162(m).

The material terms of our 2006 Stock Incentive Plan being submitted for approval include (i) the employees eligible to receive awards under our 2006 Stock Incentive Plan, (ii) a description of the business criteria on which the performance goals are based, and (iii) the maximum amount of compensation that could be paid to any employee if the performance goals are attained. This information is provided in the description of our 2006 Stock Incentive Plan below.

Our 2006 Stock Incentive Plan was approved by stockholders at our 2006 Annual Meeting of Stockholders. Our 2006 Stock Incentive Plan permits the grant of the following types of incentive awards to our employees, directors, consultants and advisors: (1) nonqualified stock options, (2) incentive stock options, (3) restricted stock, (4) restricted stock units (“RSUs”), (5) stock appreciation rights (“SARs”), (6) performance shares and (7) other stock-based awards, each of which we refer to as an “award.”

The following summary of certain features of our 2006 Stock Incentive Plan, as well as the definitions of each type of award, is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit A to this proxy statement.

The Board of Directors recommends a vote FOR the approval of the material terms of our 2006 Stock Incentive Plan. Proxies received in response to this solicitation will be voted FOR this proposal unless otherwise specified in a proxy.

Nature and Purpose of the 2006 Stock Incentive Plan

The purposes of our 2006 Stock Incentive Plan are to induce certain individuals to remain in the employ of, or to continue to serve as directors, consultants or advisors to, us and our present and future subsidiaries, to attract new individuals to enter into such employment or service, and to encourage such individuals to secure or increase on reasonable terms their stock ownership in us. The Board of Directors believes that the Plan promotes continuity of management and increased incentive and personal interest in our welfare by those who are or may become primarily responsible for shaping and carrying out our long range plans and securing our continued growth and financial success.

Eligibility to Receive Awards

Our 2006 Stock Incentive Plan provides that awards may be granted to our employees, non-employee directors and consultants, except that incentive stock options may be granted only to employees. The approximate number of persons eligible to participate in our 2006 Stock Incentive Plan is 480.

Duration and Modification

Our 2006 Stock Incentive Plan will terminate on April 26, 2016, or such earlier date as may be determined by the Board of Directors. The Board may amend, suspend or terminate the Plan at any time;

provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with the New York Stock Exchange listing standards or applicable laws.

Administration

Our 2006 Stock Incentive Plan is administered by the Compensation Committee or such other committee of the Board of Directors that the Board may designate from time to time. The Committee must consist of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code. The members of the Committee are appointed annually by the Board. Subject to the provisions of the Plan, the Committee has the authority to: (1) select the persons to whom awards are to be granted, (2) determine whether and to what extent awards are to be granted, (3) determine the size and type of awards, (4) approve forms of award agreement for use under our 2006 Stock Incentive Plan, (5) determine the terms and conditions applicable to awards, (6) establish performance goals for any performance period and determine whether such goals were satisfied, (7) subject to certain limitations, amend any outstanding award, (8) construe and interpret the Plan and any award agreement and apply its provisions and (9) subject to certain limitations, take any other actions deemed necessary or advisable for the administration of the Plan. The Committee may delegate its authority, to the extent permitted by applicable law, including its authority to grant awards to participants who are not “insiders” subject to Section 16 of the Exchange Act or whose compensation is, or is likely to become, subject to the provisions of Section 162(m) of the Code. All decisions, interpretations and other actions of the Committee are final and binding on all persons, including us, our subsidiaries, employees, directors, consultants and their estates and beneficiaries.

Securities Subject to the 2006 Stock Incentive Plan

The number of shares of Common Stock which currently may be issued under our 2006 Stock Incentive Plan is 8,474,951, which includes the 3,000,000 shares included in the Plan when it was approved, the 4,400,000 shares added to the Plan pursuant to an amendment approved by stockholders in 2009 and shares now registered under the Plan that became available due to the cancellation, termination or expiration of outstanding options under our prior stock plans, as provided by the terms of the Plan. This total includes shares that are subject to outstanding awards, are still available to be awarded or have been issued as the result of exercise or vesting of the award. The number of shares does not take into account that for purposes of calculating usage of shares under the Plan, each share underlying an option is counted as one share but each share underlying our awards of RSUs and performance shares are counted as two shares. In addition, as noted above, we may issue an amount of shares equal to the number of shares that become available due to the cancellation, termination or expiration of any outstanding options under our prior stock option plans.

As of the date of this Proxy Statement, awards representing 5,859,375 shares have been granted under the Plan. This takes into account how we calculate share usage under the Plan. As described below, each share subject to certain awards is counted as three for purposes of share usage. Shares will not be considered as having been used under the Plan or our prior stock option plans: (i) if they are deliverable under an award granted under the Plan or an option granted under a prior plan that expires or is canceled, forfeited, settled in cash or otherwise settled without the delivery of shares and (ii) if they are issued pursuant to awards that are assumed, converted or substituted in connection with a merger, acquisition, reorganization or similar transaction. For purposes of determining the number of shares available for grant as incentive stock options, only shares that are subject to an award, or an option under a prior plan, that expires or is canceled, forfeited or settled in cash will be treated as not having been issued under the Plan or our prior plans. Furthermore, shares tendered in payment of the exercise price of an award, shares withheld by us to satisfy withholding obligations and shares covered by a SAR to the extent that it is exercised, will not be added back to the reserve of shares available for issuance under the Plan. The shares issued pursuant to awards may be authorized but unissued shares or treasury shares.

For purposes of calculating the usage of shares reserved under our 2006 Stock Incentive Plan, each share underlying a stock option and a SAR is counted as one share, each share underlying a combination of a SAR and a stock option where the exercise of the stock option or SAR results in cancellation of the other, is counted as one share, and each share underlying a grant of restricted stock, restricted stock units, performance shares or other stock-based award is counted as two shares. Prior to April 30, 2009, each share underlying a grant of restricted stock, restricted stock units, performance shares or other stock-based award was counted as three shares.

The market value of a share of Common Stock as of April 29, 2011 was $70.41.

Individual Limits

The maximum aggregate number of shares with respect to which awards may be granted in any calendar year to any one participant is 1,000,000.

Stock Options

Under our 2006 Stock Incentive Plan, the per share exercise price of any option cannot be less than the fair market value of our Common Stock on the date of grant, which is (i) the closing sale price of a share on the New York Stock Exchange on the date of determination or (ii) if there is no sale of shares on that date, the closing sale price of a share on the last trading date on which sales were reported on the New York Stock Exchange.

Each option granted under our 2006 Stock Incentive Plan will be evidenced by an award agreement that will specify the exercise price, the term of the option, the number of shares to which the option pertains, and such other terms and conditions as the Committee determines. In no event will an option granted under the Plan be exercised more than ten years after the date of grant. Optionees will not have any rights to dividend equivalents.

Payment for shares issued upon exercise of an option generally may be made in cash, by delivery of shares of Common Stock owned by the optionee, any other method permitted by the Committee, or a combination of any permitted payment method.

Stock Appreciation Rights

Each SAR grant will be evidenced by an award agreement that will specify the exercise price, the term of the SAR and such other terms and conditions as the Committee determines. The grant price of SARs may not be less than 100% of the fair market value of our Common Stock on the date of grant. SARs granted under our 2006 Stock Incentive Plan expire as determined by the Committee, but in no event later than 10 years from the date of grant. Grantees will not have any rights to dividend equivalents.

Upon exercise of a SAR, the holder of the SAR will be entitled to receive payment in an amount equal to the product of (i) the difference between the fair market value of our Common Stock on the date of exercise over the grant price and (ii) the number of shares of our Common Stock for which the SAR is exercised. At the discretion of the Committee, payment to the holder of a SAR may be in cash, by delivery of shares of Common Stock owned by the grantee or in some combination thereof.

Restricted Stock and Restricted Stock Units

Each restricted stock or RSU grant will be evidenced by an award agreement that will specify the periods of restriction, the number of shares of restricted stock granted and such other terms and conditions as the Committee determines. The initial value of an RSU will equal the fair market value of our Common Stock on the date of grant.

Except as otherwise provided in an award agreement upon a termination of employment or a change in control or subsidiary disposition (as such terms are defined in our 2006 Stock Incentive Plan), an award of restricted stock or RSUs will have a minimum period of restriction of three years which may, at the discretion of the Committee, lapse on a prorated, graded or cliff basis, as specified in the award agreement.

In the Committee’s discretion, holders of restricted stock may receive cash dividends with respect to all shares held, and holders of RSUs may receive dividend equivalents, subject to the terms of the respective award agreements. RSUs (and any dividend equivalents) may be settled in shares of Common Stock, cash or a combination thereof, in the Committee’s discretion.

Performance Shares

Each performance share grant will be evidenced by an award agreement that will specify the applicable performance period(s) and performance measure(s), the number of performance shares granted and such other terms and conditions as the Committee determines.

The initial value of performance shares will equal the fair market value of our Common Stock on the date of grant. The Committee in its discretion may pay earned performance shares in shares of Common Stock or in cash, or a combination thereof.

Other Stock-Based Awards

The Committee has the right to grant other stock-based awards that may include, without limitation, grants of shares of Common Stock based on the attainment of performance goals, payment of shares of Common Stock as a bonus in lieu of cash based on performance goals, and the payment of shares of Common Stock in lieu of cash under our other incentive or bonus programs. The Committee will have the discretion to determine the vesting of any such award, provided that, except as specified in an award agreement upon a termination of employment or a change in control or subsidiary disposition, there will be a minimum vesting period of three years, which may in the Committee’s discretion lapse on a prorated, graded or cliff basis (as specified in the award agreement). An award with a payment of shares in lieu of cash under any of our other incentive or bonus programs will not be subject to a minimum vesting period.

Performance-Based Awards

The Committee may grant awards which are intended to qualify as “performance-based compensation” for purposes of deductibility under Section 162(m) of the Code. For any such award, the Committee will establish the performance objectives to be used within 90 days after the commencement of the performance period, or, if less, 25% of the performance period applicable to such award. The performance objectives to be used shall be selected from the following list of measures: earnings, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, economic value created, market share, net income (before or after taxes), operating income, adjusted net income after capital charge, return on assets, return on capital (based on earnings or cash flow), return on equity, return on investment, revenue, cash flow, operating margin, share price, total stockholder return, total market value, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation or information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to the performance measures may be established at such levels and on such terms as the Committee may determine, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Unless otherwise determined by the Committee, measurement of performance goals with respect to the performance measures above will exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in our financial statements, notes to the financial statements, management’s discussion and analysis or other filings with the SEC. Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code may be based on these or such other performance measures as the Committee may determine.

Clawback

In the event of a restatement of the our financial results to correct a material error or inaccuracy resulting in whole or in part from the fraud or intentional misconduct of a senior executive employee as determined by the Board of Directors or a committee thereof, the Board or the committee may, to the extent permitted by applicable law, (i) cancel or cause to be cancelled any or all of the senior executive employee’s outstanding awards granted after December 31, 2008, (ii) recover or cause to be recovered any or all proceeds resulting from any sale or other disposition (including to us) of shares issued or issuable upon vesting, settlement or exercise, as the case may be, of any award granted after December 31, 2008 and/or (iii) recover or cause to be recovered any cash paid or shares issued to the senior executive employee in connection with any vesting, settlement or exercise of an award granted after December 31, 2008.

Non-Transferability of Awards

An award granted under our 2006 Stock Incentive Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient.

Adjustments Upon Changes in Capitalization

In the event of any equity restructuring (within the meaning of FASB ASC Topic 718), such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend the Committee shall cause there to be an equitable adjustment in the corporate structure affecting the shares, such adjustment will be made in the number and kind of shares that may be delivered under our 2006 Stock Incentive Plan, the individual award limits, and, with respect to outstanding awards, in the number and kind of shares subject to outstanding awards, the exercise price, grant price or other price of shares subject to outstanding awards, any performance conditions relating to shares, the market price of shares, or per-share results, and other terms and conditions of outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation, or liquidation, the Committee may, in its sole discretion, cause there to be such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of shares subject to any award will always be rounded down to a whole number. Any such adjustment will be made by the Committee, whose determination will be conclusive.

Change in Control

In the event of a change in control, except as otherwise provided in an award agreement, any and all outstanding options and SARs will become immediately exercisable, any period of restriction or other restrictions imposed on restricted stock, RSUs or other stock-based awards will lapse and any and all performance shares, and other performance-based awards will vest, on a pro rata monthly basis. The Committee, in its discretion, may provide that all outstanding options and SARs are terminated upon a change in control and provide cash settlement equal to the excess, if any, of the fair market value of our Common Stock immediately prior to the change in control over the option exercise price or SAR grant price, as applicable. The Committee also has the authority to provide for automatic full vesting and exercisability of awards held by certain participants affected by a subsidiary disposition.

Notwithstanding the foregoing, with respect to awards (or portions of awards) that are considered deferred compensation under Section 409A of the Code, if an event or condition constituting a change in control does not constitute a “change in the ownership” or a “change in the effective control” of us or a “change in the ownership of a substantial portion of a corporation’s assets” with respect to us (each within the meaning of Section 409A of the Code), the event or condition will continue to constitute a change in control solely with respect to vesting of the award (or portion thereof) or a lapse of any applicable restrictions on the award and not for purposes of determining whether the settlement or payment of the award (or portion thereof) will be accelerated under our 2006 Stock Incentive Plan. The prior sentence will not apply to awards (or portions thereof) that qualify as short-term deferrals for purposes of Section 409A of the Code.

Federal Tax Aspects

The following paragraphs are a summary of the material U.S. Federal income tax consequences associated with awards granted under our 2006 Stock Incentive Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. It is intended that the Plan and any awards granted thereunder will comply with, and should be interpreted consistent with, the requirements of Section 409A.

Incentive Stock Options

In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to an optionee or a deduction to us. However, for purposes of the alternative minimum tax, the spread on the exercise of an incentive stock option will be considered as part of the optionee’s income.

The sale of shares received pursuant to the exercise of an incentive stock option which satisfies the holding period rules will result in capital gain to an optionee and will not result in a tax deduction to us. To receive incentive stock option treatment as to the shares acquired upon exercise of an incentive stock option, an optionee must neither dispose of such shares within two years after such incentive stock option is granted nor within one year after the exercise of such incentive stock option. In addition, an optionee generally must be our employee, or an employee of one of our subsidiaries at all times between the date of grant and the date three months before exercise of such incentive stock option. If an incentive stock option is exercised more than three months after the termination of an optionee’s employment with us, the option will be treated as a nonqualified stock option.

If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares of Common Stock acquired upon the exercise of an incentive stock option that is equal to the lesser of (a) the fair market value of the shares on the date of exercise minus the option price or (b) the amount realized on the disposition minus the option price, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. We generally will be entitled to a deduction equal to the amount of such ordinary income.

If an optionee makes payment of the option price by delivering shares of Common Stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. However, the use by an optionee of shares previously acquired pursuant to the exercise of an incentive stock option to exercise an option will be treated as a taxable disposition if the transferred shares are not held by the optionee for the requisite holding period.

Nonqualified Stock Options

No income will be recognized by an optionee at the time a nonqualified stock option is granted. Ordinary income will be recognized by an optionee at the time a nonqualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the optionee over the option price. This ordinary (compensation) income will also constitute wages subject to withholding, and we will be required to make whatever arrangements are necessary to ensure that the amount of the tax required to be withheld is available for payment in money.

We will generally be entitled to a deduction for Federal income tax purposes at such time and in the same amount that the optionee is required to include in his or her income upon the exercise of a nonqualified stock option.

If an optionee makes payment of the option price by delivering shares of Common Stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized, will be excluded from his or her basis in the new shares received.

Capital gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a nonqualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of the shares acquired upon the exercise of any nonqualified stock option will be equal to the sum of the exercise price of such nonqualified stock option and the amount included in income with respect to such option.

If an optionee transfers an option by gift, the optionee will recognize ordinary income at the time that the transferee exercises the option. We will be required to report the ordinary income recognized by the optionee, and to withhold income and employment taxes, and pay our share of employment taxes, with respect to such ordinary income. The optionee may also be subject to federal gift tax on the value of the transferred option at the time that the transfer of the option is considered completed for gift purposes. The Internal Revenue Service takes the position that the transfer is not complete until the option is fully vested.

Stock Appreciation Rights

No taxable income is recognized when a SAR is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of Common Stock received. Any additional gain or loss recognized upon later disposition of the shares is capital gain or loss, which may be long-term or short-term capital gain or loss depending on the holding period.

Restricted Stock, Restricted Stock Units, and Performance Shares

A participant generally will not have taxable income upon grant of restricted stock, RSUs or performance shares. Instead, the participant will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid. For restricted stock only, a participant instead may elect to be taxed at the time of grant.

Other Stock-Based Awards

A participant generally will recognize income upon receipt of the shares subject to award (or, if later, at the time of vesting of such shares).

Tax Effect for the Company

We generally will be entitled to a tax deduction in connection with an award granted under our 2006 Stock Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the chief executive officer and to each of the next three most highly compensated executive officers other than the chief financial officer. Under Section 162(m) of the Code, unless various conditions are met that enable compensation to qualify as “performance-based,” the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Plan has been designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, thereby permitting us to receive a Federal income tax deduction in connection with such awards even to the extent that they exceed $1,000,000.

Stock Options Issued

It is not possible at this time to determine awards that will be made in the future under our 2006 Stock Incentive Plan. The following table presents the aggregate number of stock options issued under our 2006 Stock Incentive Plan from its inception through April 29, 2011 to the following persons:

•	each of our Named Executive Officers;

•	all of our executive officers as a group;

•	all of our directors who are not executive officers as a group;

•	each of the nominees for director;

•	each other person who received or is to receive 5% of such options, warrants or rights; and

•	all of our employees who are not executive officers or directors as a group.

Number of
Name	Options

Emanuel Chirico	638,000
Francis K. Duane	145,800
Fred Gehring	77,068
Paul Thomas Murry	86,400
Michael A. Shaffer	130,600
Allen E. Sirkin	0
All executive officers as a group	1,077,868
All directors who are not executive officers as a group	70,000
Each of the nominees for director[1]	0
Each other person who received or is to receive 5% of such options, warrants or rights	0
All employees who are not executive officers or directors as a group	603,578

1	The only nominee for director who is not a current director has not been issued any stock options under our 2006 Stock Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of January 30, 2011 with respect to shares of our Common Stock that may be issued under our existing equity compensation plan — our 2006 Stock Incentive Plan — as well as under our 1997 Stock Option Plan, 2000 Stock Option Plan and 2003 Stock Option Plan. The 1997, 2000 and 2003 Option Plans have been terminated, so no further option grants may be made thereunder, but valid options to purchase shares of Common Stock granted thereunder are still outstanding and governed by the provisions of those plans. All of the foregoing plans were approved by our stockholders and we have no equity compensation plans that were not approved by our stockholders.

Number of securities
remaining available for
	Number of securities to be		Weighted average		future issuance under
	issued upon exercise of		exercise price of		equity compensation plans
	outstanding options,		outstanding options,		(excluding securities
	warrants and rights		warrants and rights		reflected in Column (a))
Plan category	(a)		(b)		(c)

Equity compensation plans approved by security holders	4,277,770	[1]	$26.00	[2]	3,294,648
Equity compensation plans not approved by security holders	—		—		—

	4,277,770		$26.00		3,294,648

1	Consists of (a) 813,916 shares of Common Stock underlying restricted stock units, (b) 611,145 shares of Common Stock underlying performance shares and (c) 2,852,709 shares of Common Stock underlying stock options.

2	The weighted average exercise price does not take into account performance shares. Excluding the restricted stock units, which have no exercise price, the weighted average exercise price is $33.41.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking stockholders to provide advisory approval of the compensation of our Named Executive Officers. While the results of this vote are advisory, and not binding on us, the Compensation Committee intends to carefully consider the results of this vote when making future compensation decisions. The following is a summary of key points that stockholders may wish to consider in connection with their voting decision.

Our compensation program places a strong emphasis on performance-based variable pay and equity performance to ensure a high pay-for-performance culture. The bulk (approximately 65% to 85%) of each Named Executive Officer’s compensation package consists of short-term and long-term awards that only pay out upon the achievement of specific financial targets and equity awards that are linked to increases in stock value over time. We outperformed our peer group for the one-, two- and three-year periods ended 2010 in key performance metrics, putting our performance well above median and generally near the 75th percentile overall for each of those periods. We believe this performance is particularly notable as it is measured against the peer group we now measure ourselves against due to our acquisition of Tommy Hilfiger, which nearly doubled our revenue. This performance was reflected in the compensation paid to our Named Executive Officers with respect to 2010 and the two long-term incentive plan cycles that ended in 2010.

Our performance targets are meaningful, and are designed to encourage our executives to perform at high levels. Typically, to pay out bonuses under our Performance Incentive Bonus Plan at the target level, we must achieve earnings per share that falls within the middle of the earnings per share guidance range that management provides to the financial market at the beginning of each fiscal year.

Our compensation program reflects sound pay practices. In addition to the practices described above, our compensation program reflects the following:

•	We do not provide our Named Executive Officers with any guarantees as to salary increases, bonuses, incentive plan awards or equity compensation;

•	Our perquisites are very modest and do not include any tax reimbursements or “gross-ups”; and

•	We have adopted stock ownership guidelines for our Named Executive Officers, which are intended to align their long-term interests with those of our stockholders and to encourage a long-term focus in managing our company.

We believe that the information disclosed in this Proxy Statement, in particular the Compensation Discussion and Analysis and Executive Compensation sections, demonstrates that our executive compensation program is well-designed, is working as intended, emphasizes pay-for-performance without encouraging undue risk to us, incorporates sound corporate governance practices and foregoes elements that are considered poor pay practices. In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are submitting for stockholder consideration the following resolution to approve, in a non-binding, advisory vote, the compensation of our Named Executive Officers:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion is hereby APPROVED.

The Board of Directors recommends a vote FOR approval of the compensation paid to our Named Executive Officers. Proxies received in response to this solicitation will be voted FOR this proposal unless otherwise specified in a proxy.

ADVISORY VOTE ON THE FREQUENCY
OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are submitting for stockholder consideration a resolution to determine, in a non-binding advisory vote, whether a vote to approve the compensation paid to our Named Executive Officers should occur every one, two or three years. While the results of the vote are non-binding and advisory in nature, the Board of Directors intends to carefully consider the results of this vote.

After careful consideration of this proposal, the Compensation Committee has recommended to the Board of Directors that an advisory vote on executive compensation that occurs every year is the most appropriate policy for us at this time. Therefore, the Board recommends that you vote for future advisory votes on executive compensation to occur annually.

In formulating its recommendation, the Compensation Committee recognized that our executive compensation programs are designed to promote a long-term connection between pay and performance and include multi-year performance cycles and stock awards that vest over several years. However, because executive compensation decisions and disclosures are made every year, the Compensation Committee decided that an annual advisory vote on executive compensation will allow stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in each annual proxy statement.

The Board of Directors recommends an ANNUAL vote with respect to the frequency of future stockholder advisory votes on executive compensation. Proxies received in response to this solicitation will be voted for the ONE YEAR option of this proposal unless otherwise specified in a proxy.

RATIFICATION OF THE APPOINTMENT OF AUDITORS

The Audit Committee has selected Ernst & Young LLP, independent auditors, as our auditors for the fiscal year ending January 29, 2012. Although stockholder ratification of the Audit Committee’s selection is not required, the Board of Directors considers it desirable for our stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to request the Audit Committee to reconsider the selection of auditors for the fiscal year ending February 3, 2013, since it would be impracticable to replace our auditors so late into our current fiscal year.

It is expected that representatives of Ernst & Young LLP will be present at the meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

The Board of Directors recommends a vote FOR the ratification of the appointment of the auditors. Proxies received in response to this solicitation will be voted FOR the ratification of the appointment of the auditors unless otherwise specified in a proxy.

Fees Paid to Auditors

The following table sets forth the aggregate fees billed by Ernst & Young LLP, the member firms of Ernst & Young LLP, and their respective affiliates for professional services rendered to us for the audit of our annual financial statements for the fiscal years ended January 30, 2011 and January 31, 2010, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for those fiscal years, and for other services rendered on our behalf during those fiscal years. All of such fees were pre-approved by the Audit Committee.

	2010	2009

Audit Fees[1]	$3,176,000	$1,546,000

Audit-Related Fees[2]	$1,570,000	$71,000

Tax Fees[3]	$3,479,000	$43,000

All Other Fees[4]	$314,000	—

1	Consists of fees for professional services performed for the audit of our annual financial statements, the audit of internal control over financial reporting in conjunction with the audit of our annual consolidated financial statements and reviews of financial statements included in our Quarterly Reports on Form 10-Q. Audit fees also include services that are normally provided in connection with statutory filing requirements.

2	Includes fees that are related to audit or review of our consolidated financial statements, including consultations in connection with acquisitions, and consultations concerning financial accounting and reporting standards, including compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

3	Includes fees for services to assist us in the preparation of our tax returns and for the provision of tax advice. Such fees include $355,000 of tax compliance fees.

4	Includes fees for systems evaluation and integration services related to the Tommy Hilfiger acquisition.

The Audit Committee’s charter requires the Committee to pre-approve at its meetings all audit and non-audit services provided by our outside auditors. The charter permits the Committee to delegate to any one or more of its members the authority to grant such pre-approvals. Any such delegation of authority may be subject to any rules or limitations that the members deem appropriate. The decision to pre-approve any services made by any member to whom authority has been so delegated must be presented to the full Committee at its next meeting.

SUBMISSION OF STOCKHOLDER PROPOSALS

Any proposal of an eligible stockholder intended to be presented at the 2012 Annual Meeting of Stockholders must be received by us for inclusion in our Proxy Statement and form of proxy relating to that meeting on or before January 25, 2012. The proxy or proxies designated by the Board of Directors will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the 2012 Annual Meeting of Stockholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by us on or before April 10, 2012 and certain other conditions of the applicable rules of the SEC are satisfied. Stockholder proposals should be directed to the Secretary of the Company at the address set forth below.

MISCELLANEOUS

The Board of Directors does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than that set forth in the accompanying Notice of Annual Meeting of Stockholders. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material that may be sent to stockholders in connection with this solicitation. Solicitation may be made by mail, telephone, telegraph and/or personal interview. We may reimburse persons holding shares in their names or in the names of nominees for their expense in sending proxies and proxy material to their principals. In addition, Georgeson Shareholder, which is retained by us on an annual basis, will aid in the solicitation of proxies for the meeting for a fee of $7,500 plus expenses.

Copies of our Annual Report on Form 10-K for our fiscal year ended January 30, 2011, excluding the exhibits thereto but including certain additional information, are being mailed to our stockholders together with this Proxy Statement. The Annual Report on Form 10-K, together with such additional information, comprise our Annual Report to Stockholders. If you want to save us the cost of mailing more than one annual report to the same address, please send your written request to the Secretary of the Company at the address indicated below to discontinue mailing a duplicate copy to the account or accounts selected by you.

Stockholders and other interested parties may send communications to the Board of Directors (or specified group of individual directors, such as the non-management directors and the director who presides over the sessions of non-management directors). Any such communication should be addressed to the Board (or individual director) in care of the Secretary of Phillips-Van Heusen Corporation, 200 Madison Avenue, New York, New York, 10016-3903.

By order of the Board of Directors,

Mark D. Fischer
Secretary

New York, New York
May 11, 2011

EXHIBIT A

PHILLIPS-VAN HEUSEN CORPORATION

2006 STOCK INCENTIVE PLAN
(As Amended and Restated Effective June 25, 2009)

1.       Establishment, Objectives and Duration.

(a)     Establishment of the Plan. Phillips-Van Heusen Corporation established this incentive compensation plan to be known as the “Phillips-Van Heusen Corporation 2006 Stock Incentive Plan.” The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Other Stock-Based Awards. The Plan became effective on April 27, 2006 (the “Effective Date”) and has been amended from time to time since that date. The Plan was amended and restated effective April 30, 2009 subject to approval by stockholders of the Company at the 2009 Annual Meeting of Stockholders on June 25, 2009 and has been amended from time to time thereafter. Definitions of capitalized terms used in the Plan are contained in the attached glossary, which is an integral part of the Plan.

(b)     Purposes of the Plan. The purposes of the Plan are to induce certain individuals to remain in the employ, or to continue to serve as directors of, or consultants or advisors to, the Company and its present and future Subsidiaries, to attract new individuals to enter into such employment or service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board believes that the granting of Awards under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success.

(c)     Duration of the Plan. No Award may be granted under the Plan after the day immediately preceding the tenth (10th) anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

2.       Administration of the Plan.

(a)     The Committee. Except as otherwise provided in Section 2(d), the Plan shall be administered by the “Committee.” The Committee shall consist of two or more members of the Board. It is intended that all of the members of the Committee shall be “non-employee directors” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, and “outside directors” within the contemplation of Section 162(m)(4)(C)(i) of the Code. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held, except that the Committee may delegate to any one of its members the authority of the Committee with respect to the grant of Awards to any person who (i) shall not be an officer and/or director of the Company and (ii) is not, and in the judgment of the Committee may not be reasonably expected to become, a “covered employee” within the meaning of Section 162(m)(3) of the Code. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee (or by the member(s) of the Committee to whom authority has been delegated) shall be fully as effective as if it had been made at a meeting duly called and held.

(b)     Authority of the Committee. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the

Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to:

(i)  select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder;

(ii) determine whether and to what extent Awards are granted hereunder;

(iii) determine the size and types of Awards granted hereunder;

(iv) approve forms of Award Agreement for use under the Plan;

(v)  determine the terms and conditions of any Award granted hereunder;

(vi) establish performance goals for any Performance Period and determine whether such goals were satisfied;

(vii) amend the terms of any outstanding Award granted under the Plan; provided that, except as otherwise provided in Section 16, no such amendment shall reduce the Exercise Price of outstanding Options or the grant price of outstanding SARs without the approval of the stockholders of the Company;

(viii) construe and interpret the terms of the Plan and any Award Agreement entered into under the Plan, and to decide all questions of fact arising in its application; and

(ix) take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.

(c)     Effect of Committee’s Decision. All decisions, determinations and interpretations of the Committee shall be final, binding and conclusive on all persons, including the Company, its Subsidiaries, its stockholders, Employees, Directors, Consultants and their estates and beneficiaries.

(d)     Delegation. As permitted by Applicable Laws, the Committee may delegate its authority as identified herein, including the power and authority to make Awards to Participants who are not “insiders” subject to Section 16(b) of the Exchange Act or expected to be “covered employees” within the meaning of Section 162(m) of the Code, pursuant to such conditions and limitations as the Committee may establish.

3.       Shares Subject to the Plan; Effect of Grants; Individual Limits.

(a)     Number of Shares Available for Grants. Subject to adjustment as provided in Section 18 hereof, the maximum number of Shares which may be issued pursuant to Awards under the Plan shall be 8,402,554, plus the number of Shares subject to outstanding awards under the Prior Plans as of the Amendment Date that are deemed not delivered under the Prior Plans pursuant to paragraph (i) or (ii) of this Section 3(a), plus the number of Shares that were subject to outstanding awards under the Prior Plans at June 18, 2008 but which expired or were cancelled or forfeited subsequent to that date. The 8,402,554 shares referred to in the immediately preceding sentence include the 3,000,000 Shares initially included in the Plan as of the Effective Date, 1,002,554 Shares added to the Plan pursuant to paragraph (i) of this Section 3(a) between the Effective Date and June 18, 2008, and 4,400,000 Shares added to the Plan as of the Amendment Date.

(i)  Shares that are potentially deliverable under an Award granted under the Plan or an option granted under a Prior Plan that expires or is canceled, forfeited, settled in cash or otherwise settled without the delivery of Shares shall not be treated as having been issued under the Plan or a Prior Plan.

(ii) Shares that are issued pursuant to awards that are assumed, converted or substituted in connection with a merger, acquisition, reorganization or similar transaction shall not be treated as having been issued under the Plan; provided, however, that the Shares referred to in this paragraph (ii) shall not be considered for purposes of determining the number of Shares available for grant as Incentive Stock Options.

Notwithstanding any other provisions herein: (i) shares tendered in payment of the exercise price of an Award shall not be added to the maximum share limitations described above, (ii) shares withheld by the Company to satisfy the tax withholding obligation shall not be added to the maximum share limitations described above, and (iii) all shares covered by a Stock Appreciation Right, to the extent that it is exercised and whether or not shares of Common Stock are actually issued upon exercise of the right, shall be considered issued or transferred pursuant to the Plan.

The Shares to be issued pursuant to Awards may be authorized but unissued Shares or treasury Shares.

(b)     Individual Limits. Subject to adjustment as provided in Section 16 hereof, the maximum aggregate number of Shares with respect to which Awards may be granted in any calendar year to any one Participant shall be 1,000,000 Shares.

(c)     Share Counting. Each Share underlying a Stock Option or Stock Appreciation Right shall be counted as one share for purposes of the limits set forth in Sections 3(a) and 3(b). Each Share underlying a combination of Stock Appreciation Right and Stock Option, where the exercise of the Stock Appreciation Right or Stock Option results in the cancellation of the other, shall be counted as one share for purposes of the limits set forth in Sections 3(a) and 3(b). Each Share underlying an Award of Restricted Stock, Restricted Stock Unit, Performance Share or Other Stock-Based Award shall be counted as two shares for purposes of the limits set forth in Sections 3(a) and 3(b).

4.       Eligibility and Participation.

(a)     Eligibility. Persons eligible to participate in the Plan include all Employees, Directors and Consultants.

(b)     Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award. The Committee may establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan.

5.       Types of Awards.

(a)     Type of Awards. Awards under the Plan may be in the form of Options (both Nonqualified Stock Options and/or Incentive Stock Options), SARs, Restricted Stock, Restricted Stock Units, Performance Shares and Other Stock-Based Awards.

(b)     Designation of Award. Each Award shall be designated in the Award Agreement.

6.       Options.

(a)     Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b)     Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine including, but not limited to, the Option vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, and payment contingencies. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. Options that are intended to be Incentive Stock Options shall be subject to the limitations set forth in Section 422 of the Code. Options granted pursuant to the Plan shall not provide Participants with the right to receive Dividends or Dividend Equivalents.

(c)     Exercise Price. Except for Options adjusted pursuant to Section 18 herein, and replacement Options granted in connection with a merger, acquisition, reorganization or similar transaction, the Exercise Price for each grant of an Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the Exercise Price for each grant of an Option shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted.

(d)     Term of Options. The term of an Option granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed 10 years. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(e)     Exercise of Options. Options granted under this Section 6 shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement and as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

(f)     Payments. Options granted under this Section 6 shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised and payment of the Exercise Price. The Exercise Price of an Option shall be payable to the Company: (i) in cash or its equivalent, (ii) by tendering (either actually or constructively by attestation) Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price, (iii) in any other manner then permitted by the Committee, or (iv) by a combination of any of the permitted methods of payment. The Committee may limit any method of payment, other than that specified under (i), for administrative convenience, to comply with Applicable Laws or otherwise.

(g)     Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

(h)     Termination of Employment or Service. Each Participant’s Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options, and may reflect distinctions based on the reasons for termination of employment or service.

7.       Stock Appreciation Rights.

(a)     Grant of SARs. Subject to the terms and provisions of the Plan, SARs may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b)     Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine. SARs granted pursuant to the Plan shall not provide Participants with the right to receive Dividends or Dividend Equivalents.

(c)     Grant Price. The grant price of a freestanding SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the SAR; provided, however, that these limitations shall not apply to Awards that are adjusted pursuant to Section 18 herein.

(d)     Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed 10 years.

(e)     Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the Award Agreement.

(f)     Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

(ii) the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

(g)     Termination of Employment or Service. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs, and may reflect distinctions based on the reasons for termination of employment or service.

8.       Restricted Stock.

(a)     Grant of Restricted Stock. Subject to the terms and provisions of the Plan, Restricted Stock may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b)     Award Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

(c)     Period of Restriction and Other Restrictions. Except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or, pursuant to Section 17, in the event of a Change in Control or Subsidiary Disposition, an Award of Restricted Stock shall have a minimum Period of Restriction of three years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis (as specified in an Award Agreement). The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, a requirement that the issuance of Shares of Restricted Stock be delayed, restrictions based upon the achievement of specific performance goals, additional time-based restrictions, and/or restrictions under Applicable Laws, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock. As soon as practicable following the grant of Restricted Stock, the Shares of Restricted Stock shall be registered in the Participant’s name in certificate or book-entry form. If a certificate is issued, it shall bear an appropriate legend referring to the restrictions and it shall be held by the Company, or its agent, on behalf of the Participant until the Period of Restriction has lapsed or otherwise been satisfied. If the Shares are registered in book-entry form, the restrictions shall be placed on the book-entry registration.

(d)     Removal of Restrictions. Subject to Applicable Laws, Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate evidencing the Shares.

(e)     Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Laws, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.

(f)     Dividends and Other Distributions. Except as otherwise provided in a Participant’s Award Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock shall receive all regular cash Dividends paid with respect to all Shares while they are so held, and, except as otherwise determined by the Committee, all other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and paid at such time following full vesting as are paid the Shares of Restricted Stock with respect to which such distributions were made.

(g)     Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Stock following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards of Restricted Stock, and may reflect distinctions based on the reasons for termination of employment or service.

9.       Restricted Stock Units.

(a)     Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b)     Award Agreement. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the applicable Period of Restriction, the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

(c)     Value of Restricted Stock Units. The initial value of a Restricted Stock Unit shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 16.

(d)     Period of Restriction. Except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or, pursuant to Section 17, in the event of a Change in Control or Subsidiary Disposition, an Award of Restricted Stock Units shall have a minimum Period of Restriction of three (3) years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis.

(e)     Form and Timing of Payment. Except as otherwise provided in Section 17 or a Participant’s Award Agreement, payment of Restricted Stock Units shall be made at a specified settlement date that shall not be earlier than the last day of the Period of Restriction. The Committee, in its sole discretion, may pay earned Restricted Stock Units by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof). The Committee may provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant.

(f)     Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(g)     Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Restricted Stock Units following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Restricted Stock Units, and may reflect distinctions based on the reasons for termination of employment or service.

(h)     Dividend Equivalents. At the discretion of the Committee, Restricted Stock Units granted pursuant to the Plan may provide Participants with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participants, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish.

10.      Performance Shares.

(a)     Grant of Performance Shares. Subject to the terms and provisions of the Plan, Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

(b)     Award Agreement. Each grant of Performance Shares shall be evidenced by an Award Agreement that shall specify the applicable Performance Period and Performance Measure(s), the number of Performance Shares granted, and such other provisions as the Committee shall determine.

(c)     Value of Performance Shares. The initial value of a Performance Share shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 16.

(d)     Form and Timing of Payment. Except as otherwise provided in Section 17 or a Participant’s Award Agreement, payment of Performance Shares shall be made at a specified settlement date that shall not be earlier than the last day of the Performance Period. The Committee, in its sole discretion, may pay earned Performance Shares by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof). The Committee may provide that settlement of Performance Shares shall be deferred, on a mandatory basis or at the election of the Participant.

(e)     Voting Rights. A Participant shall have no voting rights with respect to any Performance Shares granted hereunder.

(f)     Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Performance Shares following termination of the Participant’s employment or, if the Participant is a Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Participants, and may reflect distinctions based on the reasons for termination of employment or service.

11.      Other Stock-Based Awards.

(a)     Grant. The Committee shall have the right to grant other Awards that may include, without limitation, the grant of Shares based on attainment of performance goals established by the Committee, the payment of Shares as a bonus or in lieu of cash based on attainment of performance goals established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs.

(b)     Period of Restriction. Except as otherwise provided in a Participant’s Award Agreement, upon a termination of employment or, pursuant to Section 17, in the event of a Change in Control or Subsidiary Disposition, Awards granted pursuant to this Section 11 shall have a minimum Period of Restriction of three years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis (as specified in an Award Agreement). Notwithstanding the above, the payment of Shares in lieu of cash under other Company incentive or bonus programs shall not be subject to the minimum Period of Restriction limitations described above.

(c)     Payment of Other Stock-Based Awards. Subject to Section 11(b) hereof, payment under or settlement of any such Other Stock-Based Awards shall be made in such manner and at such times as the Committee may determine. The Committee may provide that settlement of Other Stock-Based Awards shall be deferred, on a mandatory basis or at the election of the Participant.

(d)     Termination of Employment or Service. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination of employment or service.

12.      Performance-Based Exception.

(a)     The Committee may specify that the attainment of one or more of the Performance Measures set forth in this Section 12 shall determine the degree of granting, vesting and/or payout with respect to Awards that the Committee intends will qualify for the Performance-Based Exception. The performance goals to be used for such Awards shall be chosen from among the following performance measures (the “Performance Measures”): earnings, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, economic value created, market share, net income (before or after taxes), operating income, adjusted net income after capital charge, return on assets, return on capital (based on earnings or cash flow), return on equity, return on investment, revenue, cash flow, operating margin, share price, total stockholder return, total market value, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation or information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such Performance Measures may be established at such levels and on such terms as the Committee may determine, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Awards that are not intended to qualify for the Performance-Based Exception may be based on these or such other performance measures as the Committee may determine.

(b)     Unless otherwise determined by the Committee, measurement of performance goals with respect to the Performance Measures above shall exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other filings with the SEC, as well as any other items determined in accordance with Section 18(b).

(c)     Performance goals may differ for Awards granted to any one Participant or to different Participants.

(d)     Achievement of performance goals in respect of Awards intended to qualify under the Performance-Based Exception shall be measured over a Performance Period specified in the Award Agreement, and the goals shall be established not later than 90 days after the beginning of the Performance Period or, if less than 90 days, the number of days which is equal to 25% of the relevant Performance Period applicable to the Award.

13.      Transferability of Awards. Incentive Stock Options may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant’s lifetime only by such Participant. Other Awards shall be transferable to members of the Participant’s Immediate Family to the extent provided in the Award Agreement, except that no Award may be transferred for consideration.

14.      Taxes. The Company shall have the power and right, prior to the delivery of Shares pursuant to an Award, to deduct or withhold, or require a Participant to remit to the Company (or a Subsidiary), an amount (in cash or Shares) sufficient to satisfy any applicable tax withholding requirements applicable to an Award. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any applicable tax withholding requirements. Subject to such restrictions as the Committee may prescribe, in the event that an Award of Restricted Stock shall become taxable to a Participant during any Company-imposed blackout period, a Participant may satisfy all or a portion of any tax withholding requirements by electing to have the Company withhold Shares having a Fair Market Value equal to the amount to be withheld up to the minimum statutory tax withholding rate (or such other rate that will not result in a negative accounting impact).

15.      Conditions Upon Issuance of Shares.

(a)     Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)     As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

16.      Adjustments Upon Changes in Capitalization. In the event of any equity restructuring (within the meaning of Financial Accounting Standards No. 123R), such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable adjustment in the number and kind of Shares that may be delivered under the Plan, the individual limits set forth in Section 3(b), and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the Exercise Price, grant price or other price of Shares subject to outstanding Awards, any performance conditions relating to Shares, the market price of Shares, or per-Share results, and other terms and conditions of outstanding Awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation, or liquidation, the Committee may, in its sole discretion, cause there to be such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Adjustments made by the Committee pursuant to this Section 16 shall be final, binding, and conclusive.

17.	Change in Control, Cash-Out and Termination of Underwater Options/SARs, and Subsidiary Disposition.

(a)     Change in Control. Except as otherwise provided in a Participant’s Award Agreement or pursuant to Section 17(b), upon the occurrence of a Change in Control, unless otherwise specifically prohibited under Applicable Laws:

(i)  any and all outstanding Options and SARs granted hereunder shall become immediately exercisable;

(ii) any Period of Restriction or other restriction imposed on Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards shall lapse; and

(iii) any and all Performance Shares and other Awards (if performance-based) shall vest on a pro-rata monthly basis, including full credit for partial months elapsed, and will be paid (A) based on the level of performance achieved as of the date of the Change in Control, if determinable, or (B) at the target level, if not determinable. The amount of the vested Award may be computed under the following formula: total Award number of Shares times (number of full months elapsed in shortest possible vesting period divided by number of full months in shortest possible vesting period) times percent performance level achieved immediately prior to the specified effective date of the Change in Control.

(b)     Cash-Out and Termination of Underwater Options/SARs. The Committee may, in its sole discretion, provide that (i) all outstanding Options and SARs shall be terminated upon the occurrence of a Change in Control and that each Participant shall receive, with respect to each Share subject to such Options or SARs, an amount in cash equal to the excess of the Fair Market Value of a Share immediately prior to the occurrence of the Change in Control over the Option Exercise Price or the SAR grant price; and (ii) Options and SARs outstanding as of the date of the Change in Control may be cancelled and terminated without payment therefore if the Fair Market Value of a Share as of the date of the Change in Control is less than the Option Exercise Price or the SAR grant price.

(c)     Subsidiary Disposition. The Committee shall have the authority, exercisable either in advance of any actual or anticipated Subsidiary Disposition or at the time of an actual Subsidiary Disposition and either at the time of the grant of an Award or at any time while an Award remains outstanding, to provide for the automatic full vesting and exercisability of one or more outstanding unvested Awards under the Plan and the termination of restrictions on transfer and repurchase or forfeiture rights on such Awards, in connection with a Subsidiary Disposition, but only with respect to those Participants who are at the time engaged primarily in Continuous Service with the Subsidiary involved in such Subsidiary Disposition. The Committee also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the affected Participant’s Continuous Service with that Subsidiary within a specified period following the effective date of the Subsidiary Disposition. The Committee may provide that any Awards so vested or released from such limitations in connection with a Subsidiary Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award.

18.      Amendment, Suspension or Termination of the Plan.

(a)     Amendment, Modification and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires stockholder approval in order for the Plan to continue to comply with the New York Stock Exchange listing standards or any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

(b)     Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 16) affecting the Company or the financial statements of the Company or of changes in Applicable Laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. With respect to any Awards intended to comply with the Performance-Based Exception, unless otherwise determined by the Committee, any such exception shall be specified at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception.

(c)     Awards Previously Granted. No termination, amendment or modification of the Plan or of any Award shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award, unless such termination, modification or amendment is required by Applicable Laws and except as otherwise provided herein.

(d)     No Repricing. Without the affirmative vote of holders of a majority of the Shares cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding Shares is present or represented by proxy, the Board shall not approve either: (i) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new awards having a lower exercise price; (ii) the amendment of outstanding Options or SARs to reduce the exercise price thereof; or (iii) the cancellation of outstanding Options or SARs and the payment of cash in substitution therefore.

(e)     Compliance with the Performance-Based Exception. If it is intended that an Award comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate such that the Awards maintain eligibility for the Performance-Based Exception. If changes are made to Code Section 162(m) or regulations promulgated thereunder to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Section 18, make any adjustments to the Plan and/or Award Agreements it deems appropriate.

19.      Repayment of Awards.

(a)     In the event of a restatement of the Company’s financial results to correct a material error or inaccuracy resulting in whole or in part from the fraud or intentional misconduct of a Participant who is a member of the Company’s senior executive group, such fraud or misconduct as determined by the Board or a committee thereof, the Board or the committee may, to the extent permitted by applicable law,

(i)  cancel or cause to be cancelled any or all of such Participant’s outstanding Awards granted after December 31, 2008;

(ii) recover or cause to be recovered any or all Proceeds resulting from any sale or other disposition (including to the Company) of Shares issued or issuable upon vesting, settlement or exercise, as the case may be, of any Award granted after December 31, 2008; and/or

(iii) recover or cause to be recovered any cash paid or Shares issued to such Participant in connection with any vesting, settlement or exercise of an Award granted after December 31, 2008.

(b)     The return of Proceeds is in addition to and separate from any other relief available to the Company or any other actions as may be taken by the Committee in its sole discretion. Any determination by the Committee with respect to the foregoing shall be final, conclusive and binding on all interested parties.

20.      Reservation of Shares.

(a)     The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.      Rights of Participants.

(a)     Continued Service. The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

(b)     Participant. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

22.      Successors. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.

23.      Legal Construction.

(a)     Gender, Number and References. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural. Any reference in the Plan to a Section of the Plan either in the Plan or any Award Agreement or to an act or code or to any section thereof or rule or regulation thereunder shall be deemed to refer to such Section of the Plan, act, code, section, rule or regulation, as may be amended from time to time, or to any successor Section of the Plan, act, code, section, rule or regulation.

(b)     Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(c)     Requirements of Law. The granting of Awards and the issuance of Shares or cash under the Plan shall be subject to all Applicable Laws and to such approvals by any governmental agencies or national securities exchanges as may be required.

(d)     Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

(e)     Non-Exclusive Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(f)     Code Section 409A Compliance. To the extent applicable, it is intended that the Plan and any Awards granted hereunder comply with, and should be interpreted consistent with, the requirements of Section 409A of the Code and any related regulations or other guidance promulgated thereunder by the U.S. Department of the Treasury or the Internal Revenue Service (“Section 409A”).

GLOSSARY OF DEFINED TERMS

1.     Definitions. As used in the Plan and any Award Agreement, the following definitions shall apply:

“Amendment Date” means April 30, 2009, the effective date of (i) the increase by 4,400,000 Shares of the number of Shares which may be issued pursuant to Awards under the Plan and (ii) the increase to 1,000,000 of the maximum aggregate number of Shares with respect to which Awards may be granted in any calendar year to any one Participant.

“Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal law, applicable state law, and the rules and regulations of any applicable stock exchange or national market system.

“Award” means, individually or collectively, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, and Other Stock-Based Awards granted under the Plan.

“Award Agreement” means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award.

“Board” means the Board of Directors of the Company.

“Cause” means, with respect to any Participant (i) gross negligence or willful misconduct, as the case may be, in the performance of the material responsibilities of the Participant’s office or position; (ii) the willful and continued failure of the Participant to perform substantially the Participant’s duties with the Company or any Subsidiary (other than any such failure resulting from incapacity due to physical or mental illness); (iii) the Participant is convicted of, or pleads guilty or nolo contendere to, a felony within the meaning of U.S. Federal, state or local law (other than a traffic violation); (iv) the Participant having willfully divulged, furnished or made accessible to anyone other than the Company or any Subsidiary, or any of their respective directors, officers, employees, auditors and legal advisors, otherwise than in the ordinary course of business, any confidential or proprietary information of the Company or such Subsidiary; or (v) any act or failure to act by the Participant, which, under the provisions of applicable law, disqualifies the Participant from performing his or her duties or serving in his or her then current capacity with the Company or a Subsidiary; provided, however, that with respect to a Participant who has an employment agreement with the Company or any of its Subsidiaries which has a definition of “cause”, the definition contained therein shall govern.

“Change in Control” means the first to occur of the following events:

1. Any Person, other than a Person who as of the date the Plan is first approved by the Board is the owner of at least 8% of the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), becomes (A) a “beneficial owner,” as such term is used in Rule 13d-3 of the Exchange Act, of at least one-quarter but less than one-half of the Outstanding Company Voting Securities, unless such acquisition has been approved within 30 days thereafter by at least a majority of the Incumbent Board (as defined in clause (2) below taking into account the provisos), or (B) a “beneficial owner,” as such term is used in Rule 13d-3 of the Exchange Act, of at least one-half of the Outstanding Company Voting Securities; provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its affiliates, or (IV) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph 3 of this definition; or

2. Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to when the Plan is first approved by the Board whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

3. Consummation of a reorganization, merger, consolidation or a sale or other disposition of all or substantially all of the assets of the Company (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the outstanding Shares (the “Outstanding Company Common Stock”) and the Outstanding Company Voting Securities, immediately prior to such Business Combination, beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and more than 50% of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business Combination or the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination, whichever occurs first; or

4. The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, with respect to Awards (or portions of Awards) that are considered deferred compensation under Section 409A, if an event or condition constituting a Change in Control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A), the event or condition shall continue to constitute a Change in Control solely with respect to vesting of the Award (or portion thereof) or a lapse of any applicable restrictions thereto and not for purposes of determining whether the settlement or payment of the Award (or portion thereof) will be accelerated under this Plan. For avoidance of doubt, the prior sentence shall not apply to Awards (or portions thereof) that qualify as short-term deferrals for purposes of Section 409A.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Committee, as specified in Section 2(a), appointed by the Board to administer the Plan.

“Company” means Phillips-Van Heusen Corporation, a Delaware corporation, and any successor thereto, as provided in this Glossary of Defined Terms.

“Consultant” means any consultant or advisor to the Company or a Subsidiary.

“Continuous Service” means that the provision of services to the Company or any Subsidiary in any capacity by an Employee is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

“Director” means any individual who is a member of the Board of Directors of the Company or a Subsidiary who is not an Employee and is not designated or elected to serve as a director by the holders of the Company’s Series B convertible preferred stock, or the holders of any other securities of the Company, other than Shares, voting separately as a class.

“Dividend” means the dividends declared and paid on Shares subject to an Award.

“Dividend Equivalent” means, with respect to Shares subject to an Award, a right to be paid an amount equal to the Dividends declared and paid on an equal number of outstanding Shares.

“Employee” means any employee of the Company or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

“Fair Market Value” means, as of any date, the value of a Share equal to (i) the closing sale price of a Share on the New York Stock Exchange on the date of determination or (ii) if there is no sale of Shares on that date, the closing sale price of a Share on the last trading date on which sales were reported on the New York Stock Exchange.

“Immediate Family” means a Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, former spouse, siblings, nieces, nephews, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships or any person sharing the Participant’s household (other than a tenant or employee).

“Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Nonqualified Stock Option” means an Option that is not intended to meet the requirement of Section 422 of the Code.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan, as described in Section 6.

“Other Stock-Based Award” means a Share-based or Share-related Award granted pursuant to Section 11 herein.

“Participant” means a current or former Employee, Director or Consultant who has rights relating to an outstanding Award.

“Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

“Performance Measures” shall have the meaning set forth in Section 12(a).

“Performance Period” means the period during which a performance measure must be met.

“Performance Share” means an Award granted to a Participant, as described in Section 10 herein.

“Period of Restriction” means the period Restricted Stock, Restricted Stock Units or Other Stock-Based Awards are subject to a substantial risk of forfeiture and are not transferable, as provided in Sections 8, 9 and 11 herein.

“Person” means person as such term is used in Section 3(a)(9) and 13(d) of the Exchange Act.

“Plan” means the Phillips-Van Heusen Corporation 2006 Stock Incentive Plan.

“Prior Plans” means the Company’s 1997 Stock Option Plan, 2000 Stock Option Plan and 2003 Stock Option Plan.

“Proceeds” means, with respect to any sale or other disposition (including to the Company) of Shares acquired pursuant to an Award, an amount determined by the Committee, (a) in the case of an Award other than an Option, SAR or cash-settled Award, up to the amount equal to the Fair Market Value per Share at the time of such sale or other disposition multiplied by the number of Shares sold or disposed of, or (b) in the case of an Option or SAR, up to the amount equal to the number of Shares sold or disposed of multiplied by the excess of the Fair Market Value per Share at the time of such sale or disposition over the Exercise Price or grant price, as applicable.

“Restricted Stock” means an Award granted to a Participant, as described in Section 8.

“Restricted Stock Units” means an Award granted to a Participant, as described in Section 9.

“Retirement” means:

1.	With respect to all Awards made prior to March 19, 2007 and all Awards made to Employees prior to May 3, 2007, a Participant’s termination of employment by the Company and its Subsidiaries at or after age 63 other than for Cause.

2.	With respect to all Awards made to Directors on or after March 19, 2007, the termination of a Director’s service, other than by reason of death or removal for cause (under applicable law), after at least four years of service.

3.	With respect to all Awards made to Employees on or after May 3, 2007, the termination of an Employee’s employment from the Company and its Subsidiaries, other than by reason of death or for Cause, at or after age 62, provided that the Employee has at least five years of employment with the Company and/or any of its Subsidiaries.

“SEC” means the United States Securities and Exchange Commission.

“Section 409A” shall have the meaning set forth in Section 22(f).

“Share” means a share of the common stock, $1.00 par value, of the Company, subject to adjustment pursuant to Section 16.

“Stock Appreciation Right” or “SAR” means an Award granted to a Participant, either alone or in connection with a related Option, as described in Section 7.

“Subsidiary” has the meaning ascribed to such term in Code Section 424(f).

“Subsidiary Disposition” means the disposition by the Company of its equity holdings in any Subsidiary effected by a merger or consolidation involving that Subsidiary, the sale of all or substantially all of the assets of that Subsidiary or the Company’s sale or distribution of substantially all of the outstanding capital stock of such Subsidiary.

“Voting Securities” means voting securities of the Company entitled to vote generally in the election of Directors.

EXHIBIT B

GAAP to Non-GAAP Reconciliations
(In thousands, except per share and percentage data)

Reconciliation of GAAP net income to non-GAAP net income

	Year Ended
	1/30/11	1/31/10
Net income	$53,805	$161,910
Items excluded from GAAP net income:
Non-cash valuation amortization related to Tommy Hilfiger acquisition	44,503
Inventory liquidation costs associated with exit of certain Tommy Hilfiger product categories	2,583
Costs associated with restructuring initiatives implemented in 2009		1,641
SG&A expenses associated with Tommy Hilfiger acquisition and integration	144,091
SG&A expenses associated with the exit from the UK and Ireland Van Heusen business	6,552
SG&A expenses associated with restructuring initiatives implemented in 2009		24,256
Debt extinguishment costs	6,650
Losses on hedges against Euro to U.S. dollar exchange rates relating to Tommy Hilfiger purchase price	140,490
Tax effect on the items above	(103,696)	(8,940)
Tax benefit related to lapses of statute of limitations with respect to previously unrecognized tax positions	(7,934)	(30,445)

Non-GAAP net income	$287,044	$148,422

Reconciliation of GAAP diluted net income per common share to non-GAAP diluted net income per common share

	Year Ended				Year Ended
	1/30/11				1/31/10
	Results				Results
	Under			Non-GAAP	Under		Non-GAAP
	GAAP	Adjustments		Results	GAAP	Adjustments	Results
Net income	$53,805	$(233,239	)(1)	$287,044	$161,910	$13,488(1)	$148,422
Weighted average common shares	62,744			62,744	51,639		51,639
Weighted average dilutive securities	1,527			1,527	867		867
Weighted average impact of assumed convertible preferred stock conversion	3,107			3,107

Total shares	67,378			67,378	52,506		52,506

Diluted net income per common share	$0.80			$4.26	$3.08		$2.83

% change over prior year	(74)%			51%

(1)	Please refer to reconciliation of GAAP net income to non-GAAP net income reflected above for detail of adjustments.

B-1

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PHILLIPS-VAN HEUSEN CORPORATION

200 Madison Avenue
New York, New York 10016-3903

EMANUEL CHIRICO and MARK D. FISCHER, or either of them, with the power of substitution, are hereby authorized to represent the undersigned and to vote all shares of the Common Stock of PHILLIPS-VAN HEUSEN CORPORATION held by the undersigned at the Annual Meeting of Stockholders to be held in New York, New York, on June 23, 2011, and any adjournments thereof, on the matters printed on the reverse side.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If this Proxy is executed but no directions are given, this Proxy will be voted:

•	FOR the election of all of the nominees for director;

•	FOR the amendment to the Company’s Certificate of Incorporation to change the name of the Company to “PVH Corp.”;

•	FOR the approval of the material terms to the Company’s 2006 Stock Incentive Plan;

•	FOR the approval of the compensation paid to the Company’s Named Executive Officers;

•	“1 YEAR” on the proposal regarding the frequency of future advisory votes on executive compensation;

•	FOR the ratification of auditors.

(Continued, and to be dated and signed on the other side.)

PHILLIPS-VAN HEUSEN CORPORATION
P.O. Box 64945
St. Paul, MN 55164-0945

The Board recommends a vote FOR all of the nominees in proposal 1; FOR proposals 2, 3, 4, 6 and 7; and “1 YEAR” on proposal 5.

1. Election of the nominees for director listed below:	FOR all nominees ☐ listed below	WITHHOLD AUTHORITY to ☐ vote for all nominees listed below	EXCEPTIONS* ☐

NOMINEES:	MARY BAGLIVO, EMANUEL CHIRICO, JUAN FIGUEREO, JOSEPH B. FULLER, FRED GEHRING, MARGARET L. JENKINS, DAVID LANDAU, BRUCE MAGGIN, V. JAMES MARINO, HENRY NASELLA, RITA M. RODRIGUEZ, CRAIG RYDIN and CHRISTIAN STAHL.

(Instruction:	To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

* Exceptions:

2.	Approval of the amendment to the Company’s Certificate of Incorporation to change the name of the Company to “PVH Corp.”	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approval of the material terms to the Company’s 2006 Stock Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Advisory vote on the compensation paid to the Company’s Named Executive Officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	Advisory vote with respect to the frequency of future advisory votes on executive compensation.
1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN ☐

6.	Appointment of auditors.	FOR ☐	AGAINST ☐	ABSTAIN ☐

7.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Address change and/or comments ☐

Note: The signature should agree with the name on your stock certificate. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

Dated:                             , 2011

          Signature

          Signature, if held jointly

To vote, fill in (x) with black or blue ink only. ☒